UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-01545
Eaton Vance Special Investment Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2010

EATON VANCE BALANCED FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Balanced Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Charles B. Gaffney
Portfolio Manager,
Large-Cap Core Research
Portfolio

Thomas H. Luster, CFA
Co-Portfolio Manager,
Investment Grade
Income Portfolio

Bernard Scozzafava, CFA
Co-Portfolio Manager,
Investment Grade
Income Portfolio
Economic and Market Conditions
•	U.S. stocks finished 2010 with solid double-digit returns for the major market indices, despite the lingering effects of the Great Recession. The year overall was bracketed by solid quarters at both ends, with some weakness in the middle. The weakness came as a variety of concerns — including a stubborn European credit crisis, a devastating oil spill in the Gulf of Mexico and growing political uncertainties in the U.S. — caused a spike in volatility at midyear, taking many markets down.
•	The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year-end.
•	The broad-based S&P 500 Index was up 15.06% for the year ended December 31, 2010, while the blue-chip Dow Jones Industrial Average gained 14.06% and the technology-heavy NASDAQ Composite Index rose 18.16%. Growth indices outperformed value indices across all market capitalizations for the year. Meanwhile, small-cap and mid-cap stocks outperformed their larger-cap counterparts by wide margins, although all of the corresponding indices were firmly anchored in positive territory.
•	The bond markets, meanwhile, had an up-and-down year. Credit spreads, which had tightened steadily in the first quarter as investors began to take on more risk, reversed course in the second quarter on mounting concerns about the global impact of the expanding European sovereign debt crisis. The market stabilized in the third quarter, as investors reacted favorably to the strengthening economy and a bailout package announced by the European Central Bank. Moreover, in August, Federal Reserve Board Chairman Bernanke proposed $600 billion in U.S. Treasury purchases, which were implemented in November. In the fourth quarter, however, problematic state and local finances, future tax policy, the loss of economic momentum and new concerns over the eurozone debt crisis all weighed on markets, causing yields to climb once again.
Management Discussion
•	The Fund[1] posted a single-digit advance for the fiscal year ending December 31, 2010, but it trailed the performance of the S&P 500 Index (the Index) and the average return of its Lipper peer group.[2] The Fund’s approximately 30% allocation to fixed-income securities, an asset class whose returns are typically lower than those posted by equities, was partially responsible for its lagging performance versus the Index. Security selection within the Fund’s equity allocation — roughly 69% of net assets at year-end — also accounted in part for the underperformance.

Total Return Performance
12/31/09 – 12/31/10

Class A3	8.92%
Class B3	7.92%
Class C3	8.21%
S&P 500 Index[2]	15.06%
Barclays Capital U.S. Aggregate Index[2]	6.54%
Lipper Mixed-Asset Target Allocation Growth Funds Average[2]	12.78%

See page 4 for more performance information.

[1]	The Fund currently invests in two separate registered investment companies: Large-Cap Core Research Portfolio and Investment Grade Income Portfolio. References to investments are to the Portfolios’ holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. The Lipper total return shown is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Balanced Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The Fund’s equity allocation is invested in the Large-Cap Core Research Portfolio, a blend of both the growth and value investment styles. On a sector basis, industrials, information technology and consumer staples detracted the most from the equity portfolio’s performance relative to the Index, primarily due to stock selection in the aerospace and defense, diversified financial services and software industries.

•	Conversely, the Fund’s stock selection in the insurance, computers and peripherals, and commercial banks industries all contributed to its performance versus the Index. Opportune asset allocation in certain segments of the energy, telecommunication services and utilities sectors also helped, especially in the energy equipment and services, wireless telecommunications and electric utilities industries.

•	Management of the Large-Cap Core Research Portfolio adheres to a strategy of seeking out the stocks of financially sound, well-managed companies with attractive earnings and cash flow characteristics that offer long-term capital appreciation potential.

•	The Fund’s fixed-income allocation is invested in the Investment Grade Income Portfolio, which registered a solid single-digit gain for the period. This result outpaced the Barclays Capital U.S. Aggregate Index, an unmanaged, broad-based performance measure reflecting only investment-grade, fixed-income securities traded in the United States. The Portfolio’s relative outperformance was primarily due to its higher allocations to commercial mortgage-backed securities (CMBS) and corporate bonds, asset classes that both saw their spreads compress, especially during the final quarter of the year, pushing their prices higher and more than offseting the late-in-the-year jump in Treasury rates. Security selection also was a positive contributor to the Portfolio’s relative performance during the year, as was its shorter duration, which benefited performance as the yield curve steepened and longer rates rose more than short rates.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Balanced Fund as of December 31 , 2010
PORTFOLIO COMPOSITION
Asset Allocation*
By Fund’s pro-rated share of each Portfolio’s total investments (net of cash collateral maintained pursuant to the Investment Grade Income Portfolio’s securities lending program)
Fixed-Income Investments — Allocation*
By Fund’s pro-rated share of each Portfolio’s total investments
Equity Investments — Sector Weightings*
By Fund’s pro-rated share of each Portfolio’s total investments

*	Investments in Large-Cap Core Research Portfolio represented approximately 68% of the Fund’s net assets, while Investment Grade Income Portfolo represented approximately 32% of the Fund’s net assets as of 12/31/10. The Portfolios’ total investments are reduced by the Eaton Vance Cash Collateral Fund balance, which is maintained pursuant to the Investment Grade Income Portfolio’s securities lending program.

3

Eaton Vance Balanced Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged index of common stocks commonly used as a measure of U.S. stock market performance, and the Barclays Capital U.S. Aggregate Index, a broad-based, unmanaged index of investment-grade fixed income securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EVIFX	EMIFX	ECIFX

Average Annual Total Returns (at net asset value)
One Year	8.92%	7.92%	8.21%
Five Years	4.42	3.62	3.68
Ten Years	4.02	3.22	3.24
Life of Fund †	9.20	5.73	5.57
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	2.73%	2.92%	7.21%
Five Years	3.19	3.27	3.68
Ten Years	3.40	3.22	3.24
Life of Fund †	9.12	5.73	5.57

†	Inception Dates — Class A: 4/1/32; Class B: 11/2/93; Class C: 11/2/93

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were included, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% - 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.23%	1.98%	1.98%

[2]	Source: Prospectus dated 5/1/10.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 4/1/32.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 12/31/00 would have been valued at $13,735 and $13,763, respectively, on 12/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Balanced Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Balanced Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,146.20	$6.38
Class B	$1,000.00	$1,141.80	$10.42
Class C	$1,000.00	$1,141.10	$10.42

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$6.01
Class B	$1,000.00	$1,015.50	$9.80
Class C	$1,000.00	$1,015.50	$9.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% for Class A shares, 1.93% for Class B shares and 1.93% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance Balanced Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investment in Investment Grade Income Portfolio, at value (identified cost, $70,295,664)	$71,911,943
Investment in Large-Cap Core Research Portfolio, at value (identified cost, $130,207,637)	152,568,059
Receivable for Fund shares sold	81,226

Total assets	$224,561,228

Liabilities

Payable for Fund shares redeemed	$253,975
Payable to affiliates:
Distribution and service fees	77,304
Administration fee	10,058
Trustees’ fees	125
Accrued expenses	110,385

Total liabilities	$451,847

Net Assets	$224,109,381

Sources of Net Assets

Paid-in capital	$223,293,801
Accumulated net realized loss from Portfolios	(23,443,890)
Accumulated undistributed net investment income	282,769
Net unrealized appreciation from Portfolios	23,976,701

Total	$224,109,381

Class A Shares

Net Assets	$176,533,466
Shares Outstanding	25,440,660
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$6.94
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$7.36

Class B Shares

Net Assets	$15,981,936
Shares Outstanding	2,301,960
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.94

Class C Shares

Net Assets	$31,593,979
Shares Outstanding	4,531,555
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$6.97

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends allocated from Portfolios (net of foreign taxes, $36,594)	$3,076,576
Interest allocated from Portfolios	2,955,115
Securities lending income allocated from Portfolios, net	3,319
Expenses allocated from Portfolios	(1,582,917)

Net investment income from Portfolios	$4,452,093

Expenses

Administration fee	$120,471
Distribution and service fees
Class A	454,856
Class B	172,180
Class C	326,781
Trustees’ fees and expenses	500
Custodian fee	36,253
Transfer and dividend disbursing agent fees	297,487
Legal and accounting services	43,816
Printing and postage	32,414
Registration fees	43,291
Miscellaneous	11,715

Total expenses	$1,539,764

Net investment income	$2,912,329

Realized and Unrealized Gain (Loss) Allocated from Portfolios

Net realized gain (loss) —
Investment transactions	$711,602
Written options	(467)
Swap contracts	6,908
Foreign currency transactions	2,431

Net realized gain	$720,474

Change in unrealized appreciation (depreciation) —
Investments	$15,101,993
Swap contracts	10,189
Foreign currency	166

Net change in unrealized appreciation (depreciation)	$15,112,348

Net realized and unrealized gain	$15,832,822

Net increase in net assets from operations	$18,745,151

See notes to financial statements

6

Eaton Vance Balanced Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$2,912,329	$3,234,070
Net realized gain from investment transactions, written options, financial futures contracts, swap contracts and foreign currency transactions	720,474	27,680,037
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts and foreign currency	15,112,348	15,688,662

Net increase in net assets from operations	$18,745,151	$46,602,769

Distributions to shareholders —
From net investment income
Class A	$(2,738,202)	$(2,904,692)
Class B	(129,293)	(157,157)
Class C	(242,293)	(279,756)

Total distributions to shareholders	$(3,109,788)	$(3,341,605)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$15,689,997	$20,239,048
Class B	2,481,889	2,871,511
Class C	4,988,693	8,436,806
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,129,343	2,244,290
Class B	101,750	126,678
Class C	199,453	223,268
Cost of shares redeemed
Class A	(50,551,585)	(46,128,990)
Class B	(3,825,751)	(5,072,184)
Class C	(10,721,780)	(12,652,289)
Net asset value of shares exchanged
Class A	2,772,115	2,384,692
Class B	(2,772,115)	(2,384,692)

Net decrease in net assets from Fund share transactions	$(39,507,991)	$(29,711,862)

Net increase (decrease) in net assets	$(23,872,628)	$13,549,302

Net Assets

At beginning of year	$247,982,009	$234,432,707

At end of year	$224,109,381	$247,982,009

Accumulated undistributed net investment income included in net assets

At end of year	$282,769	$350,941

See notes to financial statements

7

Eaton Vance Balanced Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2010	2009		2008	2007		2006

Net asset value — Beginning of year	$6.470	$5.350		$7.960	$7.600		$6.900

Income (Loss) From Operations

Net investment income(1)	$0.093	$0.089		$0.135	$0.137		$0.123
Net realized and unrealized gain (loss)	0.477	1.124		(2.479)	1.067		0.866

Total income (loss) from operations	$0.570	$1.213		$(2.344)	$1.204		$0.989

Less Distributions

From net investment income	$(0.100)	$(0.093)		$(0.133)	$(0.158)		$(0.117)
From net realized gain	—	—		(0.133)	(0.686)		(0.172)

Total distributions	$(0.100)	$(0.093)		$(0.266)	$(0.844)		$(0.289)

Net asset value — End of year	$6.940	$6.470		$5.350	$7.960		$7.600

Total Return(2)	8.92%	22.99%		(30.27)%	16.10%		14.47%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$176,533	$194,130		$181,381	$223,779		$163,835
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.19%	1.23%		1.14%	1.15	%(5)	1.18	%(5)
Net investment income	1.42%	1.57%		1.96%	1.69%		1.69%
Portfolio Turnover of the Fund(6)	1%	96%		22%	12%		7%
Portfolio Turnover of Capital Growth Portfolio	—	—		293%	175%		158%
Portfolio Turnover of Investment Grade Income Portfolio	91%	94%		70%	130%		93%
Portfolio Turnover of Large-Cap Value Portfolio	—	56%		61%	35%		52%
Portfolio Turnover of Large-Cap Core Research Portfolio	44%	10	%(7)	—	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more Portfolios. Had such actions not been taken, the ratios would have been the same.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(7)	For the period from the commencement of operations, November 1, 2009, to December 31, 2009.

See notes to financial statements

8

Eaton Vance Balanced Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2010	2009		2008	2007		2006

Net asset value — Beginning of year	$6.480	$5.360		$7.960	$7.600		$6.900

Income (Loss) From Operations

Net investment income(1)	$0.044	$0.047		$0.083	$0.076		$0.067
Net realized and unrealized gain (loss)	0.466	1.122		(2.469)	1.068		0.867

Total income (loss) from operations	$0.510	$1.169		$(2.386)	$1.144		$0.934

Less Distributions

From net investment income	$(0.050)	$(0.049)		$(0.081)	$(0.098)		$(0.062)
From net realized gain	—	—		(0.133)	(0.686)		(0.172)

Total distributions	$(0.050)	$(0.049)		$(0.214)	$(0.784)		$(0.234)

Net asset value — End of year	$6.940	$6.480		$5.360	$7.960		$7.600

Total Return(2)	7.92%	22.01%		(30.68)%	15.24%		13.60%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$15,982	$18,889		$20,127	$33,911		$31,414
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.94%	1.98%		1.90%	1.90	%(5)	1.93	%(5)
Net investment income	0.67%	0.83%		1.19%	0.94%		0.92%
Portfolio Turnover of the Fund(6)	1%	96%		22%	12%		7%
Portfolio Turnover of Capital Growth Portfolio	—	—		293%	175%		158%
Portfolio Turnover of Investment Grade Income Portfolio	91%	94%		70%	130%		93%
Portfolio Turnover of Large-Cap Value Portfolio	—	56%		61%	35%		52%
Portfolio Turnover of Large-Cap Core Research Portfolio	44%	10	%(7)	—	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more Portfolios. Had such actions not been taken, the ratios would have been the same.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(7)	For the period from the commencement of operations, November 1, 2009, to December 31, 2009.

See notes to financial statements

9

Eaton Vance Balanced Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2010	2009		2008	2007		2006

Net asset value — Beginning of year	$6.490	$5.370		$7.980	$7.620		$6.910

Income (Loss) From Operations

Net investment income(1)	$0.044	$0.047		$0.084	$0.076		$0.069
Net realized and unrealized gain (loss)	0.486	1.122		(2.480)	1.068		0.875

Total income (loss) from operations	$0.530	$1.169		$(2.396)	$1.144		$0.944

Less Distributions

From net investment income	$(0.050)	$(0.049)		$(0.081)	$(0.098)		$(0.062)
From net realized gain	—	—		(0.133)	(0.686)		(0.172)

Total distributions	$(0.050)	$(0.049)		$(0.214)	$(0.784)		$(0.234)

Net asset value — End of year	$6.970	$6.490		$5.370	$7.980		$7.620

Total Return(2)	8.21%	21.98%		(30.72)%	15.20%		13.73%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$31,594	$34,963		$32,925	$29,286		$16,480
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.94%	1.98%		1.90%	1.90	%(5)	1.93	%(5)
Net investment income	0.67%	0.83%		1.23%	0.94%		0.95%
Portfolio Turnover of the Fund(6)	1%	96%		22%	12%		7%
Portfolio Turnover of Capital Growth Portfolio	—	—		293%	175%		158%
Portfolio Turnover of Investment Grade Income Portfolio	91%	94%		70%	130%		93%
Portfolio Turnover of Large-Cap Value Portfolio	—	56%		61%	35%		52%
Portfolio Turnover of Large-Cap Core Research Portfolio	44%	10	%(7)	—	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser voluntarily waived a portion of its investment adviser fee on one or more Portfolios. Had such actions not been taken, the ratios would have been the same.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(7)	For the period from the commencement of operations, November 1, 2009, to December 31, 2009.

See notes to financial statements

10

Eaton Vance Balanced Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide current income and long-term capital growth. The Fund currently pursues its objective by investing all of its investable assets in interests in the following two Portfolios managed by Eaton Vance Management (EVM) or its affiliates: Investment Grade Income Portfolio and Large-Cap Core Research Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Investment Grade Income Portfolio and Large-Cap Core Research Portfolio (49.9% and 68.5%, respectively, at December 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors Inc., (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third

11

Eaton Vance Balanced Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by EVM. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $22,607,579 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

During the year ended December 31, 2010, a capital loss carryforward of $676,514 was utilized to offset net realized gains by the Fund.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America

12

Eaton Vance Balanced Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended December 31,
	2010	2009

Distributions declared from:
Ordinary income	$3,109,788	$3,341,605

During the year ended December 31, 2010, accumulated net realized loss was increased by $186,917, accumulated undistributed net investment income was increased by $129,287 and paid-in capital was increased by $57,630 due to differences between book and tax accounting, primarily for investments in partnerships, swap contracts, premium amortization, distributions from real estate investment trust (REITs), paydown gain (loss) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$236,460
Capital loss carryforward	$(22,607,579)
Net unrealized appreciation	$23,186,699

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to swap contracts, wash sales, partnership allocations, distributions from REITs, investments in partnerships and premium amortization.

3   Transactions with Affiliates

The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended December 31, 2010, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios was 0.59% of the Fund’s average daily net assets and amounted to $1,370,833. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is calculated at an annual rate not exceeding 0.10% of the Fund’s average daily net assets. EVM has contractually agreed to reduce its administration fee to the extent the combined adviser and administration fees would otherwise exceed the amount of such fees under the fee schedules in place for the Fund and the Portfolios in which it invested as of October 15, 2007. Such contractual fee reduction cannot be terminated or decreased without Trustee and shareholder approval. For the year ended December 31, 2010, the administration fee was 0.05% of the Fund’s average daily net assets and amounted to $120,471. EVM serves as the sub-transfer

13

Eaton Vance Balanced Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2010, EVM earned $13,959 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $21,812 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2010 amounted to $454,856 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2010, the Fund paid or accrued to EVD $129,135 and $245,086 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $303,000 and $4,192,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2010 amounted to $43,045 and $81,695 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2010, the Fund was informed that EVD received approximately $37,000 and $3,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended December 31, 2010, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Investment Grade Income Portfolio	$2,898,066	$—
Large-Cap Core Research Portfolio	—	47,026,861

14

Eaton Vance Balanced Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2010	2009

Sales	2,384,987	3,582,262
Issued to shareholders electing to receive payments of distributions in Fund shares	328,466	410,890
Redemptions	(7,697,398)	(8,298,744)
Exchange from Class B shares	421,619	433,955

Net decrease	(4,562,326)	(3,871,637)

	Year Ended December 31,
Class B	2010	2009

Sales	377,719	497,592
Issued to shareholders electing to receive payments of distributions in Fund shares	15,748	24,103
Redemptions	(586,162)	(927,033)
Exchange to Class A shares	(421,567)	(433,553)

Net decrease	(614,262)	(838,891)

	Year Ended December 31,
Class C	2010	2009

Sales	755,564	1,494,383
Issued to shareholders electing to receive payments of distributions in Fund shares	30,690	42,197
Redemptions	(1,639,027)	(2,279,482)

Net decrease	(852,773)	(742,902)

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2010 and December 31, 2009, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

15

Eaton Vance Balanced Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Balanced Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Balanced Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended December 31, 2006, with the exception of the Portfolio Turnover of the Fund (which has been added to the financial highlights and is explained therein) were audited by other auditors whose report, dated February 27, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the Portfolio Turnover of the Fund (which has been added to the financial highlights) appearing in the financial highlights for the year ended December 31, 2006. This additional measure is explained in the financial highlights. Our procedures included recomputing the additional measure. In our opinion, such measure has been appropriately calculated. However, we were not engaged to audit, review, or apply any procedures to the 2006 financial statements of the Fund other than with respect to the additional measure and, accordingly, we do not express an opinion or any other form of assurance on the 2006 financial statements taken as a whole.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 18, 2011

16

Eaton Vance Balanced Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $2,881,382, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 89.4% qualifies for the corporate dividends received deduction.

17

Eaton Vance Balanced Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

18

Eaton Vance Balanced Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of Investment Grade Income Portfolio and Large-Cap Core Research Portfolio, the portfolios in which Eaton Vance Balanced Fund (the “Fund”) invests (the “Portfolios”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Portfolios.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. For Investment Grade Income Portfolio, the Board noted the abilities and experience of such investment personnel in analyzing factors relevant to investing in investment grade bonds, including the Adviser’s in-house research capabilities. For Large-Cap Core Research Portfolio, the Board noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

19

Eaton Vance Balanced Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolios and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolios, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at various asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

20

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust), Investment Grade Income Portfolio (IGIP) and Large-Cap Core Research Portfolio (LCCRP) (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Armored Wolf” refers to Armored Wolf, LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust and IGIP since 2007 and of LCCRP since 2009	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Of the Trust and IGIP since 2005 and of LCCRP since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Of the Trust and IGIP since 2007 and of LCCRP since 2009	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Of the Trust and IGIP since 2003 and of LCCRP since 2009	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Of the Trust and IGIP since 2003 and of LCCRP since 2009	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

21

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee (continued)

Helen Frame Peters 1948	Trustee	Of the Trust and IGIP since 2008 and of LCCRP since 2009	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998; of IGIP since 2000; and of LCCRP since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust and IGIP since 2005 and of LCCRP since 2009	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of LCCRP(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

John Brynjolfsson 1964	Vice President of the Trust	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

James H. Evans 1959	Vice President of the Trust	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass Investor Services, Inc. (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

22

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Charles B. Gaffney 1972	President of LCCRP(4)	Since 2011	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of LCCRP	Since 2009	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Martha G. Locke 1952	Vice President of LCCRP	Since 2009	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust and President of IGIP	Vice President of the Trust since 2002 and President of IGIP since 2010	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Dana C. Robinson 1957	Vice President of LCCRP	Since 2009	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Walter A. Row, III 1957	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Bernard Scozzafava 1961	Vice President of IGIP	Since 2010	Vice President of EVM and BMR. Mr. Scozzafava has been a fixed-income analyst at EVM since March 2006. Formerly, Portfolio Manager and Credit Analyst with MFS Investment Management (1989-2004). Officer of 1 registered investment company managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President of the Trust	Since 2010	Managing Director of Armored Wolf since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005, of IGIP since 2008 and of LCCRP since 2009	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 (since 2009 for LCCRP) and Chief Legal Officer since 2008 (since 2009 for LCCRP)	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

23

Eaton Vance Balanced Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust and IGIP since 2004 and of LCCRP since 2009	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2006 and President of LCCRP since 2009.

(4)	Prior to 2011, Mr. Gaffney served as Vice President of LCCRP since 2009.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Investment Adviser of
Investment Grade Income Portfolio and Large-Cap Core Research Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Balanced Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Balanced Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

162-2/11	BALSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2010

EATON VANCE DIVIDEND BUILDER FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Dividend Builder Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Judith A. Saryan, CFA
Co-Portfolio Manager
Charles B. Gaffney
Co-Portfolio Manager
Economic and Market Conditions
•	U.S. stocks finished 2010 with solid double-digit returns for the major market indices, despite the lingering effects of the Great Recession. The year overall was bracketed by solid quarters at both ends, with some weakness in the middle. The weakness came as a variety of concerns — including a stubborn European credit crisis, a devastating oil spill in the Gulf of Mexico and growing political uncertainties in the U.S. — caused a spike in volatility at midyear, taking many markets down.

•	The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year end.

•	The broad-based S&P 500 Index was up 15.06% for the year ended December 31, 2010, while the blue-chip Dow Jones Industrial Average gained 14.06% and the technology-heavy NASDAQ Composite Index rose 18.16%. Growth indices outperformed value indices across all market capitalizations for the year. Meanwhile, small-cap and mid-cap stocks outperformed their larger-cap counterparts by wide margins, although all of the corresponding indices were firmly anchored in positive territory.
Management Discussion
•	For the year ending December 31, 2010, the Fund[1] underperformed its benchmark, the S&P 500 Index (the Index), as well as the Lipper Large-Cap Core Funds Classification.[2]

•	The Fund’s underperformance during the period was primarily driven by stock selection—allocation among sectors had little impact. Stocks in the information technology (IT), health care and consumer staples sectors were the largest detractors from the Fund’s relative performance. In the IT sector, stocks in the communications equipment industry detracted the most, followed by IT services, computers and peripherals and software. Pharmaceutical stocks under-performed the most in the health care sector, while beverage and household products stocks were the primary detractors in the consumer staples sector.

•	In contrast, stock selection in the materials and industrials sectors had the largest positive impact on the Fund’s performance, as stocks held by the Fund performed significantly better than those in the Index. Within the materials sector, Fund holdings in
Total Return Performance 12/31/09 – 12/31/10

Class A3	9.02%
Class B3	8.06
Class C3	8.17
Class I3	9.18
S&P 500 Index[2]	15.06
Lipper Large-Cap Core Funds Average[2]	12.94
See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Dividend Builder Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Dividend Builder Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
the metals and mining industry contributed the most to relative performance, followed by stocks in the chemicals industry. Specifically, the Fund’s ownership of a small chemical company, which was being pursued as a takeover candidate, had the largest individual contribution to performance. Within the industrials sector, machinery stocks made the largest contribution to relative performance, followed by road and rail stocks and industrial conglomerates.
•	Management remains committed to a strategy of investing in companies that it believes may produce attractive levels of dividend income and are reasonably priced in relation to their fundamental value. We believe that continuing to focus on a research-driven investment process and risk management, as well as maintaining a commitment to a long-term investment perspective, will serve our shareholders well over the long term.
Portfolio Composition
Top 10 Holdings1

By net assets

Apple, Inc.	3.5%
Wells Fargo & Co.	2.9
International Business Machines Corp.	2.8
Prudential Financial, Inc.	2.5
Royal Dutch Shell PLC, Class A	2.5
McDonald’s Corp.	2.3
Apache Corp.	2.2
Seadrill, Ltd.	2.2
CMS Energy Corp.	2.1
Schlumberger, Ltd.	2.0

[1]	Top 10 Holdings represented 25.0% of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.
Sector Weightings2

By net assets

[2]	As a percentage of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Dividend Builder Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EVTMX	EMTMX	ECTMX	EIUTX
Average Annual Total Returns (at net asset value)

One Year	9.02%	8.06%	8.17%	9.18%
Five Years	3.94	3.14	3.15	4.19
10 Years	5.01	4.21	4.21	N.A.
Life of Fund†	11.49	7.90	7.77	5.64

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	2.79%	3.06%	7.17%	9.18%
Five Years	2.72	2.83	3.15	4.19
10 Years	4.39	4.21	4.21	N.A.
Life of Fund†	11.27	7.90	7.77	5.64

†	Inception Dates — Class A: 12/18/81; Class B and Class C: 11/1/93; Class I: 6/20/05

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I
Expense Ratio	1.19%	1.94%	1.94%	0.94%

[2]	Source: Prospectus dated 5/1/10.

*	Source: Lipper, Inc. Class A of the Fund commenced investment operations on 12/18/81.
A $10,000 hypothetical investment at net asset value in Class B and Class C shares on 12/31/00, and Class I shares on 6/20/05 (commencement of operations) would have been valued at $15,109, $15,114 and $13,545, respectively, on 12/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Dividend Builder Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Dividend Builder Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,203.90	$6.00
Class B	$1,000.00	$1,197.50	$10.14
Class C	$1,000.00	$1,198.70	$10.14
Class I	$1,000.00	$1,204.20	$4.61

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.50
Class B	$1,000.00	$1,016.00	$9.30
Class C	$1,000.00	$1,016.00	$9.30
Class I	$1,000.00	$1,021.00	$4.23

*	Expenses are equal to the Fund’s annualized expense ratio of 1.08% for Class A shares, 1.83% for Class B shares, 1.83% for Class C shares and 0.83% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Dividend Builder Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investment in Dividend Builder Portfolio, at value (identified cost, $1,069,714,852)	$1,345,777,274
Receivable for Fund shares sold	1,585,373

Total assets	$1,347,362,647

Liabilities

Payable for Fund shares redeemed	$5,168,802
Payable to affiliates:
Distribution and service fees	446,378
Trustees’ fees	125
Accrued expenses	443,150

Total liabilities	$6,058,455

Net Assets	$1,341,304,192

Sources of Net Assets

Paid-in capital	$1,547,056,723
Accumulated net realized loss from Portfolio	(481,970,801)
Accumulated undistributed net investment income	155,848
Net unrealized appreciation from Portfolio	276,062,422

Total	$1,341,304,192

Class A Shares

Net Assets	$981,721,331
Shares Outstanding	97,728,709
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.05
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$10.66

Class B Shares

Net Assets	$79,998,141
Shares Outstanding	7,940,314
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.07

Class C Shares

Net Assets	$204,097,518
Shares Outstanding	20,253,792
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.08

Class I Shares

Net Assets	$75,487,202
Shares Outstanding	7,517,261
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.04

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $2,789,710)	$60,723,914
Interest allocated from Portfolio	18,849
Securities lending income allocated from Portfolio, net	986,269
Expenses allocated from Portfolio	(9,161,927)

Total investment income from Portfolio	$52,567,105

Expenses

Distribution and service fees
Class A	$2,518,725
Class B	827,876
Class C	2,051,928
Trustees’ fees and expenses	500
Custodian fee	31,480
Transfer and dividend disbursing agent fees	1,922,200
Legal and accounting services	36,059
Printing and postage	178,227
Registration fees	84,720
Miscellaneous	20,282

Total expenses	$7,671,997

Net investment income	$44,895,108

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$46,197,260
Foreign currency and forward foreign currency exchange contract transactions	(6,170,501)

Net realized gain	$40,026,759

Change in unrealized appreciation (depreciation) —
Investments	$19,532,000
Foreign currency	128,263

Net change in unrealized appreciation (depreciation)	$19,660,263

Net realized and unrealized gain	$59,687,022

Net increase in net assets from operations	$104,582,130

5

Eaton Vance Dividend Builder Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$44,895,108	$55,679,901
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	40,026,759	(173,723,287)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	19,660,263	280,309,453

Net increase in net assets from operations	$104,582,130	$162,266,067

Distributions to shareholders —
From net investment income
Class A	$(38,802,780)	$(44,674,420)
Class B	(2,554,119)	(3,121,142)
Class C	(6,336,812)	(7,009,028)
Class I	(2,513,796)	(1,114,774)

Total distributions to shareholders	$(50,207,507)	$(55,919,364)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$183,703,214	$290,207,544
Class B	8,565,357	14,953,079
Class C	37,261,875	54,924,264
Class I	60,050,650	45,638,811
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	32,322,558	36,477,211
Class B	1,971,422	2,242,829
Class C	4,696,333	5,038,403
Class I	1,614,680	796,617
Cost of shares redeemed
Class A	(389,396,268)	(436,687,137)
Class B	(18,957,959)	(23,870,663)
Class C	(65,374,585)	(67,043,001)
Class I	(38,919,685)	(14,053,917)
Net asset value of shares exchanged
Class A	6,714,900	6,968,754
Class B	(6,714,900)	(6,968,754)

Net decrease in net assets from Fund share transactions	$(182,462,408)	$(91,375,960)

Net increase (decrease) in net assets	$(128,087,785)	$14,970,743

Net Assets

At beginning of year	$1,469,391,977	$1,454,421,234

At end of year	$1,341,304,192	$1,469,391,977

Accumulated undistributed net investment income included in net assets

At end of year	$155,848	$2,527,530

6

Eaton Vance Dividend Builder Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2010	2009		2008	2007	2006

Net asset value — Beginning of year	$9.590	$8.860		$14.780	$13.250	$11.480

Income (Loss) From Operations

Net investment income(1)	$0.322	$0.358	(2)	$0.359	$0.324	$0.312
Net realized and unrealized gain (loss)	0.498	0.732		(5.784)	2.643	2.863

Total income (loss) from operations	$0.820	$1.090		$(5.425)	$2.967	$3.175

Less Distributions

From net investment income	$(0.360)	$(0.360)		$(0.360)	$(0.317)	$(0.357)
From net realized gain	—	—		(0.135)	(1.120)	(1.048)

Total distributions	$(0.360)	$(0.360)		$(0.495)	$(1.437)	$(1.405)

Net asset value — End of year	$10.050	$9.590		$8.860	$14.780	$13.250

Total Return(3)	9.02%	12.88%		(37.56)%	22.87%	28.51%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$981,721	$1,107,722		$1,130,036	$1,417,844	$1,056,803
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.09%	1.19%		1.05%	1.04%	1.06%†
Net investment income	3.45%	4.24	%(2)	2.98%	2.23%	2.50%†
Portfolio Turnover of the Portfolio	100%	152%		148%	60%	76%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.15%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

7

Eaton Vance Dividend Builder Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2010	2009		2008	2007	2006

Net asset value — Beginning of year	$9.610	$8.890		$14.800	$13.260	$11.490

Income (Loss) From Operations

Net investment income(1)	$0.253	$0.294	(2)	$0.273	$0.214	$0.218
Net realized and unrealized gain (loss)	0.496	0.727		(5.800)	2.654	2.864

Total income (loss) from operations	$0.749	$1.021		$(5.527)	$2.868	$3.082

Less Distributions

From net investment income	$(0.289)	$(0.301)		$(0.248)	$(0.208)	$(0.264)
From net realized gain	—	—		(0.135)	(1.120)	(1.048)

Total distributions	$(0.289)	$(0.301)		$(0.383)	$(1.328)	$(1.312)

Net asset value — End of year	$10.070	$9.610		$8.890	$14.800	$13.260

Total Return(3)	8.06%	12.05%		(38.03)%	22.01%	27.52%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$79,998	$91,836		$99,684	$164,233	$135,228
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.84%	1.94%		1.80%	1.79%	1.81%†
Net investment income	2.70%	3.48	%(2)	2.24%	1.47%	1.74%†
Portfolio Turnover of the Portfolio	100%	152%		148%	60%	76%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.39%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

8

Eaton Vance Dividend Builder Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2010	2009		2008	2007	2006

Net asset value — Beginning of year	$9.610	$8.890		$14.800	$13.260	$11.500

Income (Loss) From Operations

Net investment income(1)	$0.254	$0.298	(2)	$0.267	$0.215	$0.215
Net realized and unrealized gain (loss)	0.506	0.723		(5.794)	2.654	2.857

Total income (loss) from operations	$0.760	$1.021		$(5.527)	$2.869	$3.072

Less Distributions

From net investment income	$(0.290)	$(0.301)		$(0.248)	$(0.209)	$(0.264)
From net realized gain	—	—		(0.135)	(1.120)	(1.048)

Total distributions	$(0.290)	$(0.301)		$(0.383)	$(1.329)	$(1.312)

Net asset value — End of year	$10.080	$9.610		$8.890	$14.800	$13.260

Total Return(3)	8.17%	12.05%		(38.03)%	22.01%	27.41%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$204,098	$218,955		$210,537	$263,148	$177,314
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.84%	1.94%		1.80%	1.79%	1.81%†
Net investment income	2.70%	3.52	%(2)	2.22%	1.47%	1.72%†
Portfolio Turnover of the Portfolio	100%	152%		148%	60%	76%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.095 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.40%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

9

Eaton Vance Dividend Builder Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,

	2010	2009		2008	2007	2006

Net asset value — Beginning of year	$9.580	$8.860		$14.790	$13.250	$11.480

Income (Loss) From Operations

Net investment income(1)	$0.358	$0.442	(2)	$0.366	$0.351	$0.341
Net realized and unrealized gain (loss)	0.486	0.658		(5.764)	2.662	2.865

Total income (loss) from operations	$0.844	$1.100		$(5.398)	$3.013	$3.206

Less Distributions

From net investment income	$(0.384)	$(0.380)		$(0.397)	$(0.353)	$(0.388)
From net realized gain	—	—		(0.135)	(1.120)	(1.048)

Total distributions	$(0.384)	$(0.380)		$(0.532)	$(1.473)	$(1.436)

Net asset value — End of year	$10.040	$9.580		$8.860	$14.790	$13.250

Total Return(3)	9.18%	13.15%		(37.40)%	23.25%	28.83%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$75,487	$50,879		$14,164	$10,622	$7,452
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.84%	0.94%		0.80%	0.79%	0.81%†
Net investment income	3.83%	5.08	%(2)	3.13%	2.42%	2.73%†
Portfolio Turnover of the Portfolio	100%	152%		148%	60%	76%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.154 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.30%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10

Eaton Vance Dividend Builder Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Dividend Builder Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Dividend Builder Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $479,251,498 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($184,820,331) and December 31, 2017 ($294,431,167). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

During the year ended December 31, 2010, a capital loss carryforward of $39,497,471 was utilized to offset net realized gains by the Fund.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising

11

Eaton Vance Dividend Builder Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended December 31,
	2010	2009

Distributions declared from:
Ordinary income	$50,207,507	$55,919,364

During the year ended December 31, 2010, accumulated net realized loss was increased by $2,940,717 and accumulated distributions in excess of net investment income was decreased by $2,940,717 due to differences between book and tax accounting, primarily for investments in partnerships and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$154,718
Capital loss carryforward	$(479,251,498)
Net unrealized appreciation	$273,344,249

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships and partnership allocations.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2010, EVM earned $71,729 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $154,756 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares

12

Eaton Vance Dividend Builder Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2010 amounted to $2,518,725 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2010, the Fund paid or accrued to EVD $620,907 and $1,538,946 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,680,000 and $27,221,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2010 amounted to $206,969 and $512,982 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2010, the Fund was informed that EVD received approximately $20,000, $255,000 and $25,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $41,988,366 and $282,657,039, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2010	2009

Sales	19,392,317	35,130,314
Issued to shareholders electing to receive payments of distributions in Fund shares	3,457,441	4,374,936
Redemptions	(41,399,562)	(52,305,530)
Exchange from Class B shares	712,678	836,061

Net decrease	(17,837,126)	(11,964,219)

	Year Ended December 31,
Class B	2010	2009

Sales	908,590	1,796,049
Issued to shareholders electing to receive payments of distributions in Fund shares	210,298	268,222
Redemptions	(2,022,836)	(2,889,232)
Exchange to Class A shares	(710,497)	(833,760)

Net decrease	(1,614,445)	(1,658,721)

13

Eaton Vance Dividend Builder Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class C	2010	2009

Sales	3,935,564	6,560,107
Issued to shareholders electing to receive payments of distributions in Fund shares	500,844	602,066
Redemptions	(6,957,281)	(8,066,097)

Net decrease	(2,520,873)	(903,924)

	Year Ended December 31,
Class I	2010	2009

Sales	6,215,367	5,165,579
Issued to shareholders electing to receive payments of distributions in Fund shares	173,513	93,709
Redemptions	(4,181,478)	(1,548,419)

Net increase	2,207,402	3,710,869

14

Eaton Vance Dividend Builder Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Dividend Builder Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Dividend Builder Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 18, 2011

15

Eaton Vance Dividend Builder Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $41,743,727, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 60.37% qualified for the corporate dividends received deduction.

16

Dividend Builder Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.1%

Security	Shares	Value

Aerospace & Defense — 2.7%

General Dynamics Corp.	160,000	$11,353,600
United Technologies Corp.	325,000	25,584,000

		$36,937,600

Beverages — 1.5%

PepsiCo, Inc.	300,000	$19,599,000

		$19,599,000

Capital Markets — 1.3%

Goldman Sachs Group, Inc. (The)	100,000	$16,816,000

		$16,816,000

Chemicals — 0.7%

Praxair, Inc.	105,000	$10,024,350

		$10,024,350

Commercial Banks — 4.8%

PNC Financial Services Group, Inc.	425,000	$25,806,000
Wells Fargo & Co.	1,241,672	38,479,415

		$64,285,415

Communications Equipment — 1.5%

Cisco Systems, Inc.(1)	700,000	$14,161,000
Telefonaktiebolaget LM Ericsson, Class B	500,000	5,794,405

		$19,955,405

Computers & Peripherals — 3.5%

Apple, Inc.(1)	148,000	$47,738,880

		$47,738,880

Diversified Telecommunication Services — 4.5%

AT&T, Inc.	249,356	$7,326,079
CenturyLink, Inc.(2)	200,000	9,234,000
France Telecom SA	550,000	11,509,138
Koninklijke KPN NV	1,205,000	17,599,995
Verizon Communications, Inc.	425,000	15,206,500

		$60,875,712

Electric Utilities — 0.6%

American Electric Power Co., Inc.	210,000	$7,555,800

		$7,555,800

Electrical Equipment — 1.0%

ABB, Ltd.(1)	600,000	$13,396,733

		$13,396,733

Energy Equipment & Services — 5.8%

Halliburton Co.	300,000	$12,249,000
Schlumberger, Ltd.	325,000	27,137,500
Seadrill, Ltd.(2)	850,000	28,996,202
Technip SA	100,000	9,243,288

		$77,625,990

Food & Staples Retailing — 1.8%

Wal-Mart Stores, Inc.	450,000	$24,268,500

		$24,268,500

Food Products — 4.0%

Danone SA	204,090	$12,832,501
Nestle SA	400,000	23,433,468
Unilever NV	579,675	18,084,338

		$54,350,307

Health Care Equipment & Supplies — 1.1%

Covidien PLC	325,000	$14,839,500

		$14,839,500

Health Care Providers & Services — 0.4%

Fresenius Medical Care AG & Co. KGaA	100,000	$5,749,263

		$5,749,263

Hotels, Restaurants & Leisure — 3.8%

Carnival Corp.	450,000	$20,749,500
McDonald’s Corp.	400,000	30,704,000

		$51,453,500

Industrial Conglomerates — 2.4%

Philips Electronics NV	425,000	$13,029,276
Siemens AG	150,000	18,581,065

		$31,610,341

See notes to financial statements

17

Dividend Builder Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Insurance — 7.0%

Aflac, Inc.	350,000	$19,750,500
Lincoln National Corp.	650,600	18,093,186
MetLife, Inc.	500,169	22,227,510
Prudential Financial, Inc.	576,304	33,834,808

		$93,906,004

IT Services — 4.1%

Accenture PLC, Class A	355,000	$17,213,950
International Business Machines Corp.	260,000	38,157,600

		$55,371,550

Machinery — 3.8%

Caterpillar, Inc.	180,000	$16,858,800
PACCAR, Inc.	290,000	16,651,800
Parker Hannifin Corp.	200,000	17,260,000

		$50,770,600

Media — 1.6%

Eutelsat Communications	212,167	$7,770,214
Time Warner Cable, Inc.	200,000	13,206,000

		$20,976,214

Metals & Mining — 4.1%

BHP Billiton, Ltd. ADR(2)	250,000	$23,230,000
Cliffs Natural Resources, Inc.	100,000	7,801,000
Southern Copper Corp.	500,000	24,370,000

		$55,401,000

Multi-Utilities — 4.6%

CMS Energy Corp.(2)	1,500,000	$27,900,000
National Grid PLC	490,000	4,235,210
PG&E Corp.	350,000	16,744,000
Sempra Energy	250,000	13,120,000

		$61,999,210

Multiline Retail — 1.0%

Kohl’s Corp.(1)(2)	240,000	$13,041,600

		$13,041,600

Oil, Gas & Consumable Fuels — 9.2%

Apache Corp.	250,000	$29,807,500
Chevron Corp.	240,000	21,900,000
ConocoPhillips	190,000	12,939,000
Occidental Petroleum Corp.	269,000	26,388,900
Royal Dutch Shell PLC, Class A	1,000,000	33,388,581

		$124,423,981

Pharmaceuticals — 8.5%

Abbott Laboratories	300,000	$14,373,000
AstraZeneca PLC	225,000	10,254,295
Bristol-Myers Squibb Co.(2)	1,000,000	26,480,000
Merck & Co., Inc.	500,000	18,020,000
Novartis AG ADR(2)	240,000	14,148,000
Pfizer, Inc.	1,000,000	17,510,000
Teva Pharmaceutical Industries, Ltd. ADR	250,000	13,032,500

		$113,817,795

Real Estate Investment Trusts (REITs) — 1.1%

Annaly Capital Management, Inc.(2)	850,000	$15,232,000

		$15,232,000

Road & Rail — 1.8%

Union Pacific Corp.	260,000	$24,091,600

		$24,091,600

Software — 4.7%

Activision Blizzard, Inc.(2)	1,500,000	$18,660,000
Microsoft Corp.	970,000	27,082,400
Oracle Corp.	550,000	17,215,000

		$62,957,400

Specialty Retail — 2.3%

Limited Brands, Inc.	537,400	$16,514,302
TJX Companies, Inc. (The)	325,000	14,426,750

		$30,941,052

Tobacco — 1.1%

British American Tobacco PLC	400,000	$15,386,470

		$15,386,470

Trading Companies & Distributors — 0.6%

Mitsubishi Corp.	300,000	$8,085,516

		$8,085,516

See notes to financial statements

18

Dividend Builder Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Wireless Telecommunication Services — 2.2%

American Tower Corp., Class A(1)	140,000	$7,229,600
Vodafone Group PLC ADR	840,000	22,201,200

		$29,430,800

Total Common Stocks
(identified cost $1,056,995,262)		$1,332,915,088

Short-Term Investments — 8.1%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.21%(3)(4)	$99,727	$99,726,719
Eaton Vance Cash Reserves Fund, LLC, 0.22%(4)(5)	9,561	9,560,887

Total Short-Term Investments
(identified cost $109,287,606)		$109,287,606

Total Investments — 107.2%
(identified cost $1,166,282,868)		$1,442,202,694

Other Assets, Less Liabilities — (7.2)%		$(96,425,355)

Net Assets — 100.0%		$1,345,777,339

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at December 31, 2010.

(3)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2010. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

(5)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended December 31, 2010 was $14,872 and $0, respectively.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	78.7%	$1,058,331,180
United Kingdom	4.7	63,264,556
Netherlands	3.6	48,713,609
France	3.1	41,355,141
Switzerland	2.7	36,830,201
Bermuda	2.2	28,996,202
Germany	1.8	24,330,328
Ireland	1.3	17,213,950
Japan	0.6	8,085,516
Sweden	0.4	5,794,405

Long-Term Investments	99.1%	$1,332,915,088

Short-Term Investments		$109,287,606

Total Investments		$1,442,202,694

See notes to financial statements

19

Dividend Builder Portfolio as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value including $96,938,199 of securities on loan (identified cost, $1,056,995,262)	$1,332,915,088
Affiliated investments, at value (identified cost, $109,287,606)	109,287,606
Foreign currency, at value (identified cost, $891,868)	903,216
Dividends receivable	2,028,271
Interest receivable from affiliated investment	896
Securities lending income receivable	15,799
Tax reclaims receivable	1,269,610

Total assets	$1,446,420,486

Liabilities

Collateral for securities loaned	$99,726,719
Payable to affiliates:
Investment adviser fee	698,065
Trustees’ fees	11,250
Accrued expenses	207,113

Total liabilities	$100,643,147

Net Assets applicable to investors’ interest in Portfolio	$1,345,777,339

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,069,714,905
Net unrealized appreciation	276,062,434

Total	$1,345,777,339

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends (net of foreign taxes, $2,789,710)	$60,723,917
Securities lending income, net	986,269
Interest allocated from affiliated investments	18,849
Expenses allocated from affiliated investments	(3,977)

Total investment income	$61,725,058

Expenses

Investment adviser fee	$8,535,083
Trustees’ fees and expenses	45,854
Custodian fee	433,360
Legal and accounting services	81,191
Miscellaneous	62,567

Total expenses	$9,158,055

Deduct —
Reduction of custodian fee	$103

Total expense reductions	$103

Net expenses	$9,157,952

Net investment income	$52,567,106

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$46,188,784
Investment transactions allocated from affiliated investments	8,478
Foreign currency and forward foreign currency exchange contract transactions	(6,170,501)

Net realized gain	$40,026,761

Change in unrealized appreciation (depreciation) —
Investments	$19,532,003
Foreign currency	128,263

Net change in unrealized appreciation (depreciation)	$19,660,266

Net realized and unrealized gain	$59,687,027

Net increase in net assets from operations	$112,254,133

See notes to financial statements

20

Dividend Builder Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$52,567,106	$64,774,965
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	40,026,761	(174,767,347)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	19,660,266	281,096,053

Net increase in net assets from operations	$112,254,133	$171,103,671

Capital transactions —
Contributions	$41,988,366	$195,135,185
Withdrawals	(282,657,039)	(354,046,488)

Net decrease in net assets from capital transactions	$(240,668,673)	$(158,911,303)

Net increase (decrease) in net assets	$(128,414,540)	$12,192,368

Net Assets

At beginning of year	$1,474,191,879	$1,461,999,511

At end of year	$1,345,777,339	$1,474,191,879

See notes to financial statements

21

Dividend Builder Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2010	2009		2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.67%	0.68%		0.66%	0.67%	0.68%†
Net investment income	3.87%	4.76	%(2)	3.37%	2.59%	2.87%
Portfolio Turnover	100%	152%		148%	60%	76%

Total Return	9.47%	13.45%		(37.31)%	23.32%	28.97%

Net assets, end of year (000’s omitted)	$1,345,777	$1,474,192		$1,462,000	$1,849,307	$1,377,139

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 1.10% of average daily net assets.

See notes to financial statements

22

Dividend Builder Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Dividend Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2010, Eaton Vance Dividend Builder Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed,

23

Dividend Builder Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement

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Dividend Builder Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $1.5 billion, 0.550% from $1.5 billion up to $2 billion, 0.500% from $2 billion up to $3 billion and at reduced rates on daily net assets of $3 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2010, the Portfolio’s investment adviser fee totaled $8,537,144 of which $2,061 was allocated from Cash Management Portfolio and $8,535,083 was paid or accrued directly by the Portfolio. For the year ended December 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.63% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,335,887,744 and $1,526,213,311, respectively, for the year ended December 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,169,538,275

Gross unrealized appreciation	$277,487,128
Gross unrealized depreciation	(4,822,709)

Net unrealized appreciation	$272,664,419

The net unrealized appreciation on foreign currency at December 31, 2010 on a federal income tax basis was $142,608.

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio entered into forward foreign currency exchange contracts. The Portfolio also entered into such contracts to hedge the currency risk of investments it anticipated purchasing.

The non-exchange traded derivatives in which the Portfolio may invest, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract.

At December 31, 2010, there were no obligations outstanding under these financial instruments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended December 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income

Forward foreign currency exchange contracts	$(5,596,997)	$—

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

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Dividend Builder Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended December 31, 2010, which is indicative of the volume of this derivative type, was approximately $23,430,000.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2010.

7   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee received by the Portfolio amounted to $856,016 for the year ended December 31, 2010. At December 31, 2010, the value of the securities loaned and the value of the collateral received amounted to $96,938,199 and $99,726,719, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

26

Dividend Builder Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$108,642,152	$7,770,214		$—	$116,412,366
Consumer Staples	43,867,500	69,736,777		—	113,604,277
Energy	130,421,900	71,628,071		—	202,049,971
Financials	190,239,419	—		—	190,239,419
Health Care	118,403,000	16,003,558		—	134,406,558
Industrials	111,799,800	53,092,590		—	164,892,390
Information Technology	180,228,830	5,794,405		—	186,023,235
Materials	65,425,350	—		—	65,425,350
Telecommunication Services	61,197,379	29,109,133		—	90,306,512
Utilities	65,319,800	4,235,210		—	69,555,010

Total Common Stocks	$1,075,545,130	$257,369,958	*	$—	$1,332,915,088

Short-Term Investments	$—	$109,287,606		$—	$109,287,606

Total Investments	$1,075,545,130	$366,657,564		$—	$1,442,202,694

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

27

Dividend Builder Portfolio as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Dividend Builder Portfolio:
We have audited the accompanying statement of assets and liabilities of Dividend Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, was audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Dividend Builder Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 18, 2011

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Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Dividend Builder Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Dividend Builder Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

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Eaton Vance Dividend Builder Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

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Eaton Vance Dividend Builder Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Dividend Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Armored Wolf” refers to Armored Wolf, LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

32

Eaton Vance Dividend Builder Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

John Brynjolfsson 1964	Vice President of the Trust	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

33

Eaton Vance Dividend Builder Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

James H. Evans 1959	Vice President of the Trust	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass Investors Services, Inc. (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Portfolio	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Walter A. Row, III 1957	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust and President of the Portfolio(4)	Vice President of the Trust since 2006 and President of the Portfolio since 2011	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President of the Trust	Since 2010	Managing Director of Armored Wolf since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2006 and President of the Portfolio since 2002.

(4)	Prior to 2011, Ms. Saryan served as Vice President of the Portfolio since 1999.

The SAI for the Fund and the Portfolio includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

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Investment Adviser of Dividend Builder Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Dividend Builder Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Dividend Builder Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

159-2/11	UTSRC

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Duncan W. Richardson, CFA
Portfolio Manager
Economic and Market Conditions
•	U.S. stocks finished 2010 with solid double-digit returns for the major market indices, despite the lingering effects of the Great Recession. The year overall was bracketed by solid quarters at both ends of the period, with some weakness in the middle. The weakness came as a variety of concerns — including a stubborn European credit crisis, a devastating oil spill in the Gulf of Mexico and growing political uncertainties in the U.S. — caused a spike in volatility at midyear, taking many markets down.

•	The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year end.

•	The broad-based S&P 500 Index was up 15.06% for the year ended December 31, 2010, while the blue-chip Dow Jones Industrial Average gained 14.06% and the technology-heavy NASDAQ Composite Index rose 18.16%. Growth indices outperformed value indices across all market capitalizations for the year. Meanwhile, small-cap and mid-cap stocks outperformed their larger-cap counterparts by wide margins, although all of the corresponding indices were firmly anchored in positive territory.
Management Discussion
•	Against this backdrop, the Fund[1] underperformed its benchmark, the Russell 3000 Index (the Index),[2] for the year ending December 31, 2010, as well as the average return of funds in its peer group — the Lipper Multi-Cap Core Classification. The Fund’s performance is a function of the performance of the underlying Portfolios in which it invests, as well as its allocation among these Portfolios.

•	Detracting from the Fund’s performance relative to the Index were its international equity allocation and its sizeable weightings in large-cap portfolios, all of which underperformed the Index.

•	Conversely, exposure to small- and smid-cap stocks was beneficial to the Fund’s relative performance. As measured by the Russell 2000 Index (+26.85%) and the Russell 2500 Index (+26.71%), small- and smid-cap stocks, respectively, led the market overall and outperformed the Index for the year.

•	Management made adjustments to the Fund’s target allocations in April 2010 relative to its targets as of December 31, 2009. The Fund’s target weight

Total Return Performance
12/31/09 – 12/31/10

Class A3	12.89%
Class C3	11.96
Class I3	13.17
Russell 3000 Index[2]	16.93
Lipper Multi-Cap Core Funds Average[2]	15.92
See page 3 for more performance information.

[1]	The Fund currently invests all of its investable assets in seven separate registered investment companies (Portfolios) managed by Eaton Vance Management or its affiliates.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
in International Equity Portfolio was reduced by 2% to 16% and the target in SMID-Cap Portfolio decreased by 1% to 11.5%. Target allocations were increased by 1% each to Large-Cap Growth Portfolio (to 22%), Large-Cap Value Portfolio (to 21%) and Multi-Cap Growth Portfolio (to 11%). In addition, the Fund’s underlying Portfolios now include a target allocation of 10% to Large-Cap Core Research Portfolio.

•	In allocating Fund assets among the underlying Portfolios, management seeks to maintain broad diversification[1] and to emphasize market sectors that we believe offer relatively attractive risk-adjusted return prospects, based on an assessment of current and future market trends and conditions. We continue to believe that the Fund’s multi-cap and multi-style asset exposure can provide investors with diversification and the potential for lower volatility.

•	As always, I would like to thank my fellow shareholders for their continued confidence and participation in the Fund.

Fund Composition
     Portfolio Allocations2
     By net assets

[1]	Diversification does not guarantee a profit or eliminate the risk of potential loss.

[2]	As a percentage of the Fund’s net assets as of 12/31/10. You may obtain free copies of each of the Portfolios’ most recent financial statements by contacting Eaton Vance Distributors, Inc. at 1-800-262-1122 or from the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov).

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 3000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 12/29/06.

A $10,000 hypothetical investment at net asset value in Class C and Class I shares on 12/29/06 would have been valued at $10,020 and $10,418, respectively, on 12/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EEAAX	EEACX	EEAIX

Average Annual Total Returns (at net asset value)

One Year	12.89%	11.96%	13.17%
Life of Fund†	0.75	0.05	1.03

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	6.43%	10.96%	13.17%
Life of Fund†	-0.73	0.05	1.03

†	Inception Dates — Class A, Class C, and Class I: 12/29/06

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	2.10%	2.85%	1.85%
Net Expense Ratio	1.45	2.20	1.20

[2]	Source: Prospectus dated 5/1/10. Net Expense Ratio reflects a contractual expense reimbursement that continues through April 30, 2011. Without this expense reimbursement, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Equity Asset Allocation Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,240.60	$8.19	**
Class C	$1,000.00	$1,235.50	$12.40	**
Class I	$1,000.00	$1,241.80	$6.78	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.90	$7.38	**
Class C	$1,000.00	$1,014.10	$11.17	**
Class I	$1,000.00	$1,019.20	$6.11	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. The Example reflects expenses of both the Fund and the Portfolios.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

4

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investment in International Equity Portfolio, at value (identified cost, $3,761,446)	$4,426,336
Investment in Large-Cap Core Research Portfolio, at value (identified cost, $3,524,948)	3,889,495
Investment in Large-Cap Growth Portfolio, at value (identified cost, $5,531,242)	7,046,717
Investment in Large-Cap Value Portfolio, at value (identified cost, $8,762,002)	10,214,799
Investment in Multi-Cap Growth Portfolio, at value (identified cost, $7,011,761)	7,679,616
Investment in Small-Cap Portfolio, at value (identified cost, $1,777,932)	2,413,270
Investment in SMID-Cap Portfolio, at value (identified cost, $2,422,288)	3,653,827
Receivable for Fund shares sold	112,127
Receivable from affiliate	10,309

Total assets	$39,446,496

Liabilities

Payable for Fund shares redeemed	$125,462
Payable to affiliates:
Administration fee	4,932
Distribution and service fees	11,417
Trustees’ fees	125
Accrued expenses	63,119

Total liabilities	$205,055

Net Assets	$39,241,441

Sources of Net Assets

Paid-in capital	$36,688,103
Accumulated net realized loss from Portfolios	(4,106,925)
Accumulated undistributed net investment income	127,822
Net unrealized appreciation from Portfolios	6,532,441

Total	$39,241,441

Class A Shares

Net Assets	$14,161,145
Shares Outstanding	1,386,803
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.21
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$10.83

Class C Shares

Net Assets	$9,887,011
Shares Outstanding	986,468
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.02

Class I Shares

Net Assets	$15,193,285
Shares Outstanding	1,479,098
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.27

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends allocated from Portfolios (net of foreign taxes, $12,973)	$414,111
Interest allocated from Portfolios	1,282
Securities lending income allocated from Portfolios, net	3,495
Expenses allocated from Portfolios	(220,586)

Total investment income from Portfolios	$198,302

Expenses

Administration fee	$40,217
Distribution and service fees
Class A	36,758
Class C	93,818
Trustees’ fees and expenses	500
Custodian fee	19,875
Transfer and dividend disbursing agent fees	29,806
Legal and accounting services	47,432
Printing and postage	12,077
Registration fees	44,706
Miscellaneous	11,142

Total expenses	$336,331

Deduct —
Allocation of expenses to an affiliate	$104,877

Total expense reductions	$104,877

Net expenses	$231,454

Net investment loss	$(33,152)

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions	$872,396
Foreign currency transactions	80
Capital gain distributions received	12

Net realized gain	$872,488

Change in unrealized appreciation (depreciation) —
Investments	$2,695,250
Foreign currency	(790)

Net change in unrealized appreciation (depreciation)	$2,694,460

Net realized and unrealized gain	$3,566,948

Net increase in net assets from operations	$3,533,796

See notes to financial statements

5

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income (loss)	$(33,152)	$9,407
Net realized gain (loss) from investment and foreign currency transactions and capital gain distributions received	872,488	(1,545,185)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,694,460	7,061,669

Net increase in net assets from operations	$3,533,796	$5,525,891

Distributions to shareholders —
From net investment income
Class A	$(46,029)	$(6,847)
Class I	(962)	(828)

Total distributions to shareholders	$(46,991)	$(7,675)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,461,385	$5,744,996
Class C	1,967,978	3,575,704
Class I	13,911,438	158,628
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	34,912	5,389
Class I	719	622
Cost of shares redeemed
Class A	(7,186,082)	(5,523,383)
Class C	(2,611,288)	(2,945,242)
Class I	(124,521)	(44,173)

Net increase in net assets from Fund share transactions	$10,454,541	$972,541

Net increase in net assets	$13,941,346	$6,490,757

Net Assets

At beginning of year	$25,300,095	$18,809,338

At end of year	$39,241,441	$25,300,095

Accumulated undistributed net investment income included in net assets

At end of year	$127,822	$7,170

See notes to financial statements

6

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,
					Period Ended
	2010	2009	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$9.070	$6.970	$11.470	$10.000	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.008	$0.025	$0.046	$0.072	$—
Net realized and unrealized gain (loss)	1.158	2.079	(4.520)	1.425	—

Total income (loss) from operations	$1.166	$2.104	$(4.474)	$1.497	$—

Less Distributions

From net investment income	$(0.026)	$(0.004)	$(0.022)	$(0.015)	$—
Tax return of capital	—	—	(0.004)	(0.012)	—

Total distributions	$(0.026)	$(0.004)	$(0.026)	$(0.027)	$—

Net asset value — End of period	$10.210	$9.070	$6.970	$11.470	$10.000

Total Return(3)	12.89%	30.19%	(39.01)%	14.96%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,161	$15,467	$11,772	$8,882	$480
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.45%	1.45%	1.47%	1.51%	—
Net investment income	0.09%	0.32%	0.49%	0.65%	—
Portfolio Turnover of the Fund(7)	38%	28%	38%	24%	—
Portfolio Turnover of International Equity Portfolio	53%	57%	39%	27%	—
Portfolio Turnover of Large-Cap Core Research Portfolio	44%	—	—	—	—
Portfolio Turnover of Large-Cap Growth Portfolio	59%	60%	84%	46%	—
Portfolio Turnover of Large-Cap Value Portfolio	31%	56%	61%	35%	—
Portfolio Turnover of Multi-Cap Growth Portfolio	206%	216%	297%	159%	—
Portfolio Turnover of Small-Cap Portfolio	96%	91%	94%	75%	—
Portfolio Turnover of SMID-Cap Portfolio	21%	23%	50%	81%	—

(1)	Class A commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.39%, 0.65%, 0.81%, 3.25% and 69.21% of average daily net assets for the years ended December 31, 2010, 2009, 2008 and 2007 and the period ended December 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

See notes to financial statements

7

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,
					Period Ended
	2010	2009	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$8.950	$6.900	$11.410	$10.000	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.060)	$(0.034)	$(0.020)	$(0.011)	$—
Net realized and unrealized gain (loss)	1.130	2.084	(4.490)	1.421	—

Total income (loss) from operations	$1.070	$2.050	$(4.510)	$1.410	$—

Net asset value — End of period	$10.020	$8.950	$6.900	$11.410	$10.000

Total Return(3)	11.96%	29.71%	(39.53)%	14.10%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,887	$9,500	$6,869	$3,133	$10
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	2.20%	2.20%	2.22%	2.26%	—
Net investment loss	(0.66)%	(0.45)%	(0.22)%	(0.10)%	—
Portfolio Turnover of the Fund(7)	38%	28%	38%	24%	—
Portfolio Turnover of International Equity Portfolio	53%	57%	39%	27%	—
Portfolio Turnover of Large-Cap Core Research Portfolio	44%	—	—	—	—
Portfolio Turnover of Large-Cap Growth Portfolio	59%	60%	84%	46%	—
Portfolio Turnover of Large-Cap Value Portfolio	31%	56%	61%	35%	—
Portfolio Turnover of Multi-Cap Growth Portfolio	206%	216%	297%	159%	—
Portfolio Turnover of Small-Cap Portfolio	96%	91%	94%	75%	—
Portfolio Turnover of SMID-Cap Portfolio	21%	23%	50%	81%	—

(1)	Class C commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.39%, 0.65%, 0.81%, 3.24% and 69.96% of average daily net assets for the years ended December 31, 2010, 2009, 2008 and 2007 and the period ended December 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

See notes to financial statements

8

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,
					Period Ended
	2010	2009	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$9.100	$6.990	$11.500	$10.000	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.058	$0.047	$0.071	$0.100	$—
Net realized and unrealized gain (loss)	1.138	2.086	(4.541)	1.438	—

Total income (loss) from operations	$1.196	$2.133	$(4.470)	$1.538	$—

Less Distributions

From net investment income	$(0.026)	$(0.023)	$(0.034)	$(0.020)	$—
Tax return of capital	—	—	(0.006)	(0.018)	—

Total distributions	$(0.026)	$(0.023)	$(0.040)	$(0.038)	$—

Net asset value — End of period	$10.270	$9.100	$6.990	$11.500	$10.000

Total Return(3)	13.17%	30.51%	(38.87)%	15.38%	—

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,193	$333	$169	$156	$10
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.20%	1.20%	1.22%	1.26%	—
Net investment income	0.59%	0.61%	0.74%	0.89%	—
Portfolio Turnover of the Fund(7)	38%	28%	38%	24%	—
Portfolio Turnover of International Equity Portfolio	53%	57%	39%	27%	—
Portfolio Turnover of Large-Cap Core Research Portfolio	44%	—	—	—	—
Portfolio Turnover of Large-Cap Growth Portfolio	59%	60%	84%	46%	—
Portfolio Turnover of Large-Cap Value Portfolio	31%	56%	61%	35%	—
Portfolio Turnover of Multi-Cap Growth Portfolio	206%	216%	297%	159%	—
Portfolio Turnover of Small-Cap Portfolio	96%	91%	94%	75%	—
Portfolio Turnover of SMID-Cap Portfolio	21%	23%	50%	81%	—

(1)	Class I commenced operations on December 29, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	The administrator waived its administration fee, the principal underwriter waived its distribution and services fees, the administrator subsidized certain operating expenses and/or the investment adviser to certain Portfolios waived a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.39%, 0.65%, 0.81%, 3.21% and 68.96% of average daily net assets for the years ended December 31, 2010, 2009, 2008 and 2007 and the period ended December 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

See notes to financial statements

9

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following seven equity portfolios managed by Eaton Vance Management (EVM) or its affiliates: International Equity Portfolio, Large-Cap Core Research Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Growth Portfolio, Small-Cap Portfolio and SMID-Cap Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of the International Equity Portfolio, Large-Cap Core Research Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Growth Portfolio, Small-Cap Portfolio and SMID-Cap Portfolio (14.7%, 1.7%, 3.5%, 0.1%, 3.9%, 1.2% and 0.4%, respectively, at December 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

10

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by EVM. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,757,866 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015 ($14,615), December 31, 2016 ($76,653), December 31, 2017 ($3,398,653) and December 31, 2018 ($267,945). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

Additionally, at December 31, 2010, the Fund had a net capital loss of $235,117 attributable to security transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2011.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to

11

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended December 31,

	2010	2009

Distributions declared from:
Ordinary income	$46,991	$7,675

During the year ended December 31, 2010, accumulated net realized loss was increased by $8,823, accumulated undistributed net investment income was increased by $200,795 and paid-in capital was decreased by $191,972 due to differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts (REITs), investments in partnerships, investments in passive foreign investment companies (PFICs), foreign currency gain (loss) and the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(3,992,983)
Net unrealized appreciation	$6,546,321

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to foreign currency transactions, investments in PFICs, wash sales, partnership allocations, distributions from REITs and investments in partnerships.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.80% of the Fund’s average daily net assets up to $500 million that are invested directly in securities and is payable monthly. On net assets of $500 million and over that are invested directly in securities, the annual fee is reduced. To the extent assets are invested in the Portfolios, the Fund is allocated its share of the adviser fee paid by each Portfolio in which it invests. The Fund’s allocated portion of the adviser fees paid by the Portfolios totaled $197,780 for the year ended December 31, 2010. There were no adviser fees paid by the Fund for investing directly in securities for the year ended December 31, 2010. For the year ended December 31, 2010, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.74% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for managing and administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2010, the administration fee amounted to $40,217. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.45%, 2.20% and 1.20% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2011. Pursuant to this agreement, EVM was allocated $104,877 of the Fund’s operating expenses for the year ended December 31, 2010.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2010, EVM earned $1,735 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $12,026 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2010. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will

12

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2010 amounted to $36,758 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended December 31, 2010, the Fund paid or accrued to EVD $70,363 for Class C shares representing 0.75% of the average daily net assets of Class C shares. At December 31, 2010, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $483,000.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons not exceeding 25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2010 amounted to $23,455 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2010, the Fund was informed that EVD received approximately $1,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2010, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

International Equity Portfolio	$812,899	$1,129,682
Large-Cap Core Research Portfolio	4,149,099	597,806
Large-Cap Growth Portfolio	2,346,167	2,366,418
Large-Cap Value Portfolio	6,050,337	2,475,751
Multi-Cap Growth Portfolio	5,774,116	1,533,775
Small-Cap Portfolio	382,651	815,064
SMID-Cap Portfolio	551,304	1,097,289

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2010	2009

Sales	481,863	759,756
Issued to shareholders electing to receive payments of distributions in Fund shares	3,730	589
Redemptions	(803,609)	(744,860)

Net increase (decrease)	(318,016)	15,485

	Year Ended December 31,
Class C	2010	2009

Sales	215,019	487,000
Redemptions	(290,382)	(420,006)

Net increase (decrease)	(75,363)	66,994

13

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class I	2010	2009

Sales	1,455,621	17,977
Issued to shareholders electing to receive payments of distributions in Fund shares	77	68
Redemptions	(13,193)	(5,565)

Net increase	1,442,505	12,480

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2010 and December 31, 2009, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

14

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Equity Asset Allocation Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, December 29, 2006, to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Equity Asset Allocation Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, December 29, 2006, to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 18, 2011

15

Eaton Vance Equity Asset Allocation Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $104,740, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

16

Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

17

Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Equity Asset Allocation Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreements of International Equity Portfolio, Large-Cap Core Research Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Growth Portfolio, Small-Cap Portfolio and SMID-Cap Portfolio (the “Portfolios”), the portfolios in which the Fund invests, each with Boston Management and Research (“BMR”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. In addition, the Contract Review Committee concluded that each of the investment sub-advisory agreements between BMR and Eagle Global Advisors, L.L.C. (“Eagle”) with respect to International Equity Portfolio and between BMR and Atlanta Capital Management Company, LLC (“Atlanta Capital”) with respect to SMID-Cap Portfolio, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and sub-advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an “Adviser” herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates. Eagle and Atlanta Capital are referred to herein as the “Sub-advisers.” Atlanta Capital is an affiliate of EVM and BMR.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and each Portfolio and the sub-advisory agreement of each relevant Portfolio, the Board evaluated the nature, extent and quality of services provided to each Portfolio by BMR and to the relevant Portfolio by the Sub-advisers and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its respective investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. The Board noted BMR’s in-house equity research capabilities. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the relevant Portfolio’s Sub-adviser. For the Fund and each Portfolio, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management. The Board also considered the capabilities of each Sub-adviser.

18

Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

The Board also reviewed the compliance programs of EVM and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2009 for the Fund. In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by EVM, BMR and the Sub-advisers, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios, including the benefits of research services that may be available to the Adviser or the Sub-advisers as a result of securities transactions effected for the Portfolios and other investment advisory clients. The Board concluded that, in light of its role as a Sub-adviser not affiliated with the Adviser, Eagle’s profitability in managing International Equity Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolios, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund. The Board noted that for assets invested in Portfolios, the Fund will automatically receive the benefits of such breakpoints as have been established for the Portfolios based on their total assets. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the

19

Eaton Vance Equity Asset Allocation Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates, Eagle and the Fund to continue to share such benefits equitably.

20

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and International Equity Portfolio (IEP), Large-Cap Core Research Portfolio (LCCRP), Large-Cap Growth Portfolio (LCGP), Large-Cap Value Portfolio (LCVP), Multi-Cap Growth Portfolio (MCGP), Small-Cap Portfolio (SCP), and SMID-Cap Portfolio (SMIDP) (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Fox” refers to Fox Asset Management LLC, “Atlanta Capital” refers to Atlanta Capital Management Company, LLC, “Armored Wolf” refers to Armored Wolf, LLC and “Eagle” refers to Eagle Global Advisors, L.L.C. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Trustee of the Trust and each Portfolio except LCCRP since 2007 and of LCCRP since 2009	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Trustee of the Trust and LCGP, LCVP, MCGP, SCP and SMIDP since 2005; of IEP since 2006 and of LCCRP since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Trustee of the Trust and each Portfolio except LCCRP since 2007 and of LCCRP since 2009	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Trustee of the Trust and LCGP, LCVP, MCGP, SCP and SMIDP since 2003; of IEP since 2006 and of LCCRP since 2009	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

21

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Trustee of the Trust and LCGP, LCVP, MCGP, SCP and SMIDP since 2003; of IEP since 2006 and of LCCRP since 2009	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

Helen Frame Peters 1948	Trustee	Trustee of the Trust and each Portfolio except LCCRP since 2008 and of LCCRP since 2009	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Trustee of the Trust and LCVP and MCGP since 1998; of SCP since 2000; of SMIDP since 2001; of LCGP since 2002; of IEP since 2006 and of LCCRP since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust, LCGP, LCVP, MCGP, SCP, and SMIDP since 2005; of IEP since 2006 and of LCCRP since 2009	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and of IEP, MCGP and SMIDP and Vice President of LCCRP, LCGP, LCVP and SCP(3)	President of the Trust since 2011; of IEP since 2006; of MCGP since 2002 and SMIDP since 2007; and Vice President of LCCRP, LCGP, LCVP and SCP since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 1960	Vice President of IEP	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

22

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Yana S. Barton 1975	Vice President of LCGP	Since 2009	Vice President of Eaton Vance and BMR. Officer of 3 registered investment companies managed by Eaton Vance or BMR.

Matthew F. Beaudry 1962	Vice President of LCVP	Since 2009	Vice President of EVM and BMR since 2006. Previously, Senior Vice President, Alliance Bernstein Investment Research and Management (2000-2006). Officer of 3 registered investment companies managed by EVM or BMR.

William O. Bell, IV 1973	Vice President of SMIDP	Since 2004	Vice President of Atlanta Capital. Officer of 1 registered investment company managed by EVM or BMR.

John Brynjolfsson 1964	Vice President of the Trust	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President of Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR

John D. Crowley 1971	Vice President of LCVP	Since 2009	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

James H. Evans 1959	Vice President of the Trust	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass Investor Services, Inc. (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	President of LCCRP(4)	Since 2011	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

W. Matthew Hereford 1972	Vice President of SMIDP	Since 2004	Vice President of Atlanta Capital. Officer of 1 registered investment company managed by EVM or BMR.

Thomas N. Hunt, III 1964	Vice President of IEP	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Stephen J. Kaszynski 1954	Vice President of LCVP	Since 2009	Vice President of EVM and BMR since 2008. Previously Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (2004-2007). Officer of 3 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of LCCRP	Since 2009	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Kwang Kim 1975	Vice President of MCGP	Since 2010	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Martha G. Locke 1952	Vice President of LCCRP	Since 2009	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President of the Trust and President of LCVP(5)	Vice President of the Trust since 2006 and President of LCVP since 2011	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

23

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Robert J. Milmore 1969	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Gerald I. Moore 1963	Vice President of MCGP	Since 2011	Vice President of EVM and BMR. Previously, Managing Director/Senior Portfolio Manager (2007-2010) and Senior Vice President/Senior Portfolio Manager (2002-2006) at Putnam Investments. Officer of 2 registered investment companies managed by EVM or BMR.

G.R. Nelson 1974	Vice President of MCGP	Since 2010	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 1965	President of LCGP(6)	Since 2011	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Charles B. Reed 1965	Vice President of SMIDP	Since 2001	Managing Director of Atlanta Capital. Officer of 1 registered investment company managed by EVM or BMR.

Dana C. Robinson 1957	Vice President of LCCRP	Since 2009	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Walter A. Row, III 1957	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President of the Trust	Since 2010	Managing Director of Armored Wolf since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 1946	President of SCP(7)	Since 2011	Vice President of EVM and BMR. Previously, Senior Managing Director and small- and mid-cap Core Portfolio Manager with ForstmannLeff Associates (2004-2006). Officer of 3 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and each Portfolio except LCCRP since 2008 and of LCCRP since 2009	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 (since 2009 for LCCRP) and Chief Legal Officer since 2008 (since 2009 for LCCRP)	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

24

Eaton Vance Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust, LCGP, LCVP, MCGP, SCP, and SMIDP since 2004; of IEP since 2006 and of LCCRP since 2009	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2006 and President of LCCRP since 2009, of LCGP, LCVP and SCP since 2002.

(4)	Prior to 2011, Mr. Gaffney served as Vice President of LCCRP since 2009.

(5)	Prior to 2011, Mr. Mach served as Vice President of LCVP since 1999.

(6)	Prior to 2011, Mr. Piantedosi served as Vice President of LCGP since 2002.

(7)	Prior to 2011, Ms. Tooke served as Vice President of SCP since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

25

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Investment Adviser of
International Equity Portfolio, Large-Cap Core Research Portfolio,
Large-Cap Growth Portfolio, Large-Cap Value Portfolio,
Multi-Cap Growth Portfolio, Small-Cap Portfolio
and SMID-Cap Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Equity Asset Allocation Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Equity Asset Allocation Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2841-2/11	EAASRC

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Greater India Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Christopher Darling
Portfolio Manager
Economic and Market Conditions
•	Most global equity indices finished 2010 with positive returns, as equity investors seemed encouraged by modest but continued worldwide economic growth and ongoing signs of improvements in corporate business fundamentals. The U.S. market, as represented by the S&P 500 Index, rose 15.06% for the year ended December 31, 2010. Markets in the other developed economies of the world put up a somewhat lower average return, but still managed a 7.75% gain for the year, as measured by the MSCI EAFE Index. The MSCI Emerging Markets Index, meanwhile, advanced a more robust 18.88%.[1]

•	India was among the globe’s stronger equity markets in 2010, with the Bombay Stock Exchange 100 Index returning 21.89%, although returns were much more restrained than in 2009. After a fairly quiet first half of 2010, Indian equities gained major momentum in the third quarter, driven by the improved outlook for global growth and strong inflows from foreign institutional investors. India reported gross domestic product growth of 8.8% for the second quarter of the year, with a double-digit increase in industrial activity and 2.8% growth in agriculture. The Index of Industrial Production remained in double-digits, despite a small dip in June.

•	The fourth quarter, however, saw a slowdown in the pace of growth, although data was still positive. India’s macro economy felt the impact of the U.S. Federal Reserve’s quantitative easing measures, which drove up crude oil and commodity prices. Because India imports approximately 65% of its energy, this created some inflationary pressure in addition to that generated by India’s strong consumer demand. At year end, it remained to be seen whether the Reserve Bank of India (RBI) would react with a further increase in rates.
Management Discussion
•	For the year ending December 31, 2010, the Fund[2] posted double-digit returns, although it slightly trailed its benchmark, the Bombay Stock Exchange 100 Index (the Index).[3] On a sector level, the largest detractor from relative performance was the Fund’s underweight position and stock selection in consumer staples, which was a strong performer for the Index with gains of more than 37% for the period. The Fund’s stock selection in the information technology (IT) sector also adversely affected performance.

•	On the positive side, the Fund outperformed the Index in seven of the ten sectors in which it was invested. Relative performance benefited from a below-benchmark allocation and positive stock selection in the underperforming materials sector, where Fund holdings outpaced their counterparts represented in the Index. Among financials stocks, the performance of the Fund’s positions, combined with a modest overweighting in this outperforming sector, contributed to returns. An underweight allocation in
Total Return Performance
12/31/09 — 12/31/10

Class A4	20.81%
Class B4	20.07
Class C4	20.12
Class I4	21.30
Bombay Stock Exchange 100 Index[3]	21.89
Lipper Emerging Markets Funds Average[3]	19.54
See page 3 for more performance information.

[1]	Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

[2]	The Fund currently invests in a separate registered investment company, Greater India Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[4]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. During the year, Class A and Class I shares were subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Effective January 1, 2011, Class A and Class I shares are no longer subject to a redemption fee. Absent contractual expense reductions by Eaton Vance Management, Lloyd George Investment Management and Eaton Vance Distributors, Inc., the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Greater India Fund as of December 31, 2010

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
energy and security selections in consumer discretionary and utilities added to relative returns as well. Further, a small exposure to Sri Lanka, which is not represented in the Index, was a positive factor.

•	As of December 31, 2010, management had positioned the portfolio slightly more cautiously to head into 2011. While we remain positive on the outlook for the Indian economy, we expect the equity market to be more volatile in the first half of the new year. Given the detrimental effect of rising energy costs and the possibility that the RBI will take action on interest rates, thus dampening investor enthusiasm, management adjusted its bias towards large-cap defensive stocks during the period. Domestic consumption-related stocks should continue to demonstrate growth; therefore, the Fund remained overweighted in those stocks as of December 31, 2010. The possibility of rupee weakness could also benefit export-related holdings in the IT and pharmaceutical sectors. As of December 31, 2010, the Fund was overweight versus the Index in consumer discretionary, health care, industrials and IT.

•	At a special meeting of shareholders of the Fund expected to be held on March 9, 2011, the Fund will seek approval of a new investment advisory agreement between Greater India Portfolio and Boston Management and Research (“BMR”), an affiliate of Eaton Vance. Shareholders also will be asked to approve a new investment sub-advisory agreement between BMR and Lloyd George Management (Hong Kong) Limited (“LGM-HK”), pursuant to which LGM-HK will serve as investment sub-adviser to the Portfolio. Proxy materials describing the proposals commenced mailing in early February to shareholders of record as of January 27, 2011. The Board of Trustees recommends that shareholders vote to approve both proposals contained in the proxy statement.
Portfolio Composition
Top 10 Holdings1
By net assets

Reliance Industries, Ltd.	6.9%
Infosys Technologies, Ltd.	6.4
Tata Consultancy Services, Ltd.	3.7
ICICI Bank, Ltd.	3.3
Larsen & Toubro, Ltd.	3.2
HDFC Bank, Ltd.	3.0
State Bank of India	3.0
Bharat Heavy Electricals, Ltd.	2.9
Tata Motors, Ltd.	2.4
Tata Steel, Ltd.	2.4

[1]	Top 10 Holdings represented 37.2% of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Greater India Fund as of December 31, 2010

FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Bombay Stock Exchange 100 Index, an unmanaged index of 100 common stocks traded in the India market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Bombay Stock Exchange 100 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETGIX	EMGIX	ECGIX	EGIIX

Average Annual Total Returns (at net asset value)
One Year	20.81%	20.07%	20.12%	21.30%
Five Years	11.46	10.89	N.A.	N.A.
Ten Years	16.54	15.94	N.A.	N.A.
Life of Fund†	7.65	7.09	10.57	24.52
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	13.89%	15.07%	19.12%	21.30%
Five Years	10.15	10.62	N.A.	N.A.
Ten Years	15.85	15.94	N.A.	N.A.
Life of Fund†	7.27	7.09	10.57	24.52

†	Inception dates: Class A: 5/2/94; Class B: 5/2/94; Class C: 7/7/06; Class I: 10/1/09

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. During the year, Class A and Class I shares were subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Effective January 1, 2011, Class A and Class I shares are no longer subject to a redemption fee. Absent contractual expense reductions by Eaton Vance Management, Lloyd George Investment Management and Eaton Vance Distributors, Inc., the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Gross Expense Ratio	2.28%	2.78%	2.78%	1.78%
Net Expense Ratio	2.13	2.73	2.73	1.73

[2]	Source: Prospectus dated 5/1/10. Net Expense Ratio reflects contractual expense reductions that may not be terminated without Trustee or shareholder approval. Without this reduction, performance would have been lower.

*	Source: Bloomberg. Class A of the Fund commenced operations on 5/2/94.

A $10,000 hypothetical investment at net asset value in Class B shares on 12/31/00, Class C shares on 7/7/06 (commencement of operations) and Class I shares on 10/1/09 (commencement of operations) would have been valued at $43,905, $15,696 and $13,160, respectively, on 12/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Greater India Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Greater India Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,183.30	$10.35
Class B	$1,000.00	$1,179.50	$13.90
Class C	$1,000.00	$1,179.60	$13.95
Class I	$1,000.00	$1,185.60	$8.43

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.70	$9.55
Class B	$1,000.00	$1,012.50	$12.83
Class C	$1,000.00	$1,012.40	$12.88
Class I	$1,000.00	$1,017.50	$7.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.88% for Class A shares, 2.53% for Class B shares, 2.54% for Class C shares and 1.53% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Greater India Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investment in Greater India Portfolio, at value (identified cost, $618,373,158)	$835,426,365
Receivable for Fund shares sold	976,687
Receivable from affiliates	69,381
Other assets	4,041

Total assets	$836,476,474

Liabilities

Payable for Fund shares redeemed	$2,226,866
Payable to affiliates:
Management fee	203,716
Distribution and service fees	357,711
Trustees’ fees	125
Accrued expenses	263,161

Total liabilities	$3,051,579

Net Assets	$833,424,895

Sources of Net Assets

Paid-in capital	$741,621,363
Accumulated net realized loss from Portfolio	(114,220,594)
Accumulated net investment loss	(11,029,081)
Net unrealized appreciation from Portfolio	217,053,207

Total	$833,424,895

Class A Shares

Net Assets	$552,831,079
Shares Outstanding	19,591,711
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$28.22
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$29.94

Class B Shares

Net Assets	$142,604,202
Shares Outstanding	5,592,707
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$25.50

Class C Shares

Net Assets	$93,865,004
Shares Outstanding	3,673,270
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$25.55

Class I Shares

Net Assets	$44,124,610
Shares Outstanding	1,555,786
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$28.36

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $11,766)	$8,354,502
Interest allocated from Portfolio (net of foreign taxes, $187,862)	428,300
Miscellaneous income	4,041
Expenses allocated from Portfolio	(9,087,846)

Total investment loss from Portfolio	$(301,003)

Expenses

Management fee	$1,868,572
Distribution and service fees
Class A	2,039,950
Class B	1,346,220
Class C	809,996
Trustees’ fees and expenses	500
Custodian fee	29,687
Transfer and dividend disbursing agent fees	1,214,042
Legal and accounting services	30,868
Printing and postage	129,715
Registration fees	69,522
Miscellaneous	16,157

Total expenses	$7,555,229

Deduct —
Reduction of expenses by affiliates	$382,554

Total expense reductions	$382,554

Net expenses	$7,172,675

Net investment loss	$(7,473,678)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes paid of $3,665,634 and taxes refunded of $633,599)	$75,804,505
Foreign currency transactions	(523,368)

Net realized gain	$75,281,137

Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $3,577,264)	$73,880,237
Foreign currency	876,945

Net change in unrealized appreciation (depreciation)	$74,757,182

Net realized and unrealized gain	$150,038,319

Net increase in net assets from operations	$142,564,641

See notes to financial statements

5

Eaton Vance Greater India Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment loss	$(7,473,678)	$(5,841,987)
Net realized gain (loss) from investment and foreign currency transactions	75,281,137	(128,912,822)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	74,757,182	486,038,149

Net increase in net assets from operations	$142,564,641	$351,283,340

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$82,708,848	$88,559,520
Class B	7,760,963	10,815,451
Class C	23,602,186	18,955,070
Class I	23,238,495	29,607,100
Cost of shares redeemed
Class A	(135,477,039)	(126,552,956)
Class B	(22,493,704)	(18,390,504)
Class C	(19,067,998)	(12,398,439)
Class I	(16,134,908)	(1,152,978)
Net asset value of shares exchanged
Class A	1,701,567	1,461,128
Class B	(1,701,567)	(1,461,128)
Redemption fees	21,257	31,690

Net decrease in net assets from Fund share transactions	$(55,841,900)	$(10,526,046)

Net increase in net assets	$86,722,741	$340,757,294

Net Assets

At beginning of year	$746,702,154	$405,944,860

At end of year	$833,424,895	$746,702,154

Accumulated net investment loss included in net assets

At end of year	$(11,029,081)	$—

See notes to financial statements

6

Eaton Vance Greater India Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$23.350	$12.050	$36.190	$25.800	$19.340

Income (Loss) From Operations

Net investment loss(1)	$(0.208)	$(0.157)	$(0.245)	$(0.331)	$(0.196)
Net realized and unrealized gain (loss)	5.077	11.456	(22.716)	14.234	7.207

Total income (loss) from operations	$4.869	$11.299	$(22.961)	$13.903	$7.011

Less Distributions

From net realized gain	$—	$—	$(1.183)	$(3.518)	$(0.564)

Total distributions	$—	$—	$(1.183)	$(3.518)	$(0.564)

Redemption fees(1)	$0.001	$0.001	$0.004	$0.005	$0.013

Net asset value — End of year	$28.220	$23.350	$12.050	$36.190	$25.800

Total Return(2)	20.81%	93.78%	(65.23)%	55.04%	36.32%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$552,831	$508,035	$293,121	$1,268,761	$821,768
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.97%	2.23%	2.12%	1.99%	2.14%
Net investment loss	(0.83)%	(0.91)%	(1.10)%	(1.11)%	(0.86)%
Portfolio Turnover of the Portfolio	59%	63%	38%	63%	67%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

7

Eaton Vance Greater India Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$21.230	$11.000	$33.360	$24.090	$18.170

Income (Loss) From Operations

Net investment loss(1)	$(0.323)	$(0.222)	$(0.324)	$(0.446)	$(0.289)
Net realized and unrealized gain (loss)	4.592	10.451	(20.856)	13.229	6.761

Total income (loss) from operations	$4.269	$10.229	$(21.180)	$12.783	$6.472

Less Distributions

From net realized gain	$—	$—	$(1.183)	$(3.518)	$(0.564)

Total distributions	$—	$—	$(1.183)	$(3.518)	$(0.564)

Redemption fees(1)	$0.001	$0.001	$0.003	$0.005	$0.012

Net asset value — End of year	$25.500	$21.230	$11.000	$33.360	$24.090

Total Return(2)	20.07%	92.82%	(65.40)%	54.29%	35.69%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$142,604	$134,386	$77,277	$301,887	$198,248
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.58%	2.73%	2.62%	2.49%	2.64%
Net investment loss	(1.42)%	(1.42)%	(1.60)%	(1.61)%	(1.35)%
Portfolio Turnover of the Portfolio	59%	63%	38%	63%	67%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Greater India Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,
					Period Ended
	2010	2009	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$21.270	$11.030	$33.420	$24.120	$19.440

Income (Loss) From Operations

Net investment loss(2)	$(0.325)	$(0.227)	$(0.315)	$(0.485)	$(0.193)
Net realized and unrealized gain (loss)	4.604	10.466	(20.895)	13.299	5.421

Total income (loss) from operations	$4.279	$10.239	$(21.210)	$12.814	$5.228

Less Distributions

From net realized gain	$—	$—	$(1.183)	$(3.518)	$(0.549)

Total distributions	$—	$—	$(1.183)	$(3.518)	$(0.549)

Redemption fees(2)	$0.001	$0.001	$0.003	$0.004	$0.001

Net asset value — End of period	$25.550	$21.270	$11.030	$33.420	$24.120

Total Return(3)	20.12%	92.84%	(65.40)%	54.35%	26.89	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$93,865	$74,778	$35,548	$120,050	$12,429
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.58%	2.73%	2.62%	2.49%	2.63	%(7)
Net investment loss	(1.43)%	(1.42)%	(1.58)%	(1.66)%	(1.69	)%(7)
Portfolio Turnover of the Portfolio	59%	63%	38%	63%	67	%(8)

(1)	For the period from the commencement of operations, July 7, 2006, to December 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended December 31, 2006.

See notes to financial statements

9

Eaton Vance Greater India Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I
	Year Ended	Period Ended
	December 31, 2010	December 31, 2009(1)

Net asset value — Beginning of period	$23.380	$21.550

Income (Loss) From Operations

Net investment loss(2)	$(0.093)	$(0.071)
Net realized and unrealized gain	5.072	1.901

Total income from operations	$4.979	$1.830

Redemption fees(2)	$0.001	$0.000	(3)

Net asset value — End of period	$28.360	$23.380

Total Return(4)	21.30%	8.49	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$44,125	$29,502
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.57%	1.73	%(8)
Net investment loss	(0.37)%	(1.25	)%(8)
Portfolio Turnover of the Portfolio	59%	63	%(9)

(1)	For the period from the commencement of operations, October 1, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended December 31, 2009.

See notes to financial statements

10

Eaton Vance Greater India Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater India Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $104,847,775 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

During the year ended December 31, 2010, a capital loss carryforward of $80,385,042 was utilized to offset net realized gains by the Fund.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

11

Eaton Vance Greater India Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital. Effective January 1, 2011, Class A and Class I shares are no longer subject to a redemption fee.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2010, accumulated net realized loss was decreased by $3,555,403 and accumulated net investment loss was increased by $3,555,403 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and foreign capital gains taxes. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,050,054
Capital loss carryforward	$(104,847,775)
Net unrealized appreciation	$195,601,253

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in passive foreign investment companies.

3   Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million, 0.233% from $500 million up to $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. For the year ended December 31, 2010, the management fee was equivalent to 0.24% of the Fund’s average daily net assets and amounted to $1,868,572. In addition, investment adviser and administration fees are paid by the Portfolio to Lloyd George Investment Management (Bermuda) Limited (Lloyd George) and to EVM, respectively. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Effective March 27, 2006, Lloyd George and EVM agreed to contractually reduce the Fund’s total operating expenses in an amount equal to 0.05% annually of the Fund’s average daily net assets. Such reduction is shared equally by EVM and Lloyd George and may not be terminated without shareholder approval. Pursuant to this agreement, EVM and Lloyd George were allocated $382,554 in total of the Fund’s operating expenses for the year ended December 31, 2010. The Fund’s distributor also reduced a portion of its fees (see Note 4). EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2010, EVM

12

Eaton Vance Greater India Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

earned $54,672 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $155,925 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively, the Plans), pursuant to Rule 12b-1 under the 1940 Act. The Plans require the Fund to pay EVD amounts equal to an annual rate of 0.75% of its average daily net assets attributable to Class B and Class C shares and an amount equal to (a) 0.50% of that portion of its average daily net assets attributable to Class A shares which have remained outstanding for one year or less and (b) 0.25% of that portion of its average daily net assets which is attributable to Class A shares which have remained outstanding for more than one year, for providing ongoing distribution services to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class and by Lloyd George in consideration of EVD’s distribution efforts. The amounts paid by Lloyd George to EVD are equivalent to 0.15% and 0.125% per annum of the Fund’s average daily net assets attributable to Class B and Class C shares, respectively, and are made from Lloyd George’s own resources, not Fund assets. For the year ended December 31, 2010, the Fund paid or accrued to EVD $1,461,440, $1,009,665 and $607,497 for Class A, Class B and Class C shares, respectively, representing 0.29%, 0.75%, and 0.75% of the average daily net assets of Class A, Class B and Class C shares, respectively. At December 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $4,783,000 and $9,734,000, respectively.

The Class A Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. The Class B Plan and Class C Plan authorize the Fund to make payments of service fees equal to 0.25% per annum of its average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2010 amounted to $1,097,180, $336,555 and $202,499 for Class A, Class B and Class C shares, respectively, representing 0.21%, 0.25% and 0.25% of the average daily net assets for Class A, Class B and Class C shares, respectively.

Effective May 1, 2010, EVD has contractually agreed to reduce its distribution and service fees with respect to the Class A Plan such that the Fund’s total Class A distribution and service fees will not exceed 0.35% annually of the average daily net assets attributable to Class A shares. The fee reduction may not be terminated without Trustee or shareholder approval. Pursuant to this agreement, EVD reduced its Class A distribution and service fees by $518,670 for the year ended December 31, 2010.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended

13

Eaton Vance Greater India Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

December 31, 2010, the Fund was informed that EVD received approximately $359,000 and $25,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended December 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $23,381,779 and $86,457,814, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2010	2009

Sales	3,225,800	4,776,922
Redemptions	(5,460,914)	(7,436,370)
Exchange from Class B shares	68,792	83,279

Net decrease	(2,166,322)	(2,576,169)

	Year Ended December 31,
Class B	2010	2009

Sales	337,155	649,168
Redemptions	(999,810)	(1,248,755)
Exchange to Class A shares	(75,855)	(91,380)

Net decrease	(738,510)	(690,967)

	Year Ended December 31,
Class C	2010	2009

Sales	1,011,925	1,134,737
Redemptions	(853,955)	(842,600)

Net increase	157,970	292,137

	Year Ended	Period Ended
Class I	December 31, 2010	December 31, 2009(1)

Sales	909,711	1,314,081
Redemptions	(615,956)	(52,050)

Net increase	293,755	1,262,031

(1)	Class I commenced operations on October 1, 2009.

For the years ended December 31, 2010 and December 31, 2009, the Fund received $21,257 and $31,690, respectively, in redemption fees.

8   Proposed Changes to Investment Advisory and Other Agreements

In December 2010, the Trustees of the Fund approved a new investment advisory agreement between Boston Management and Research (BMR) and Greater India Portfolio (the Portfolio) pursuant to which BMR will serve as the investment adviser to the Portfolio, and a sub-advisory agreement between BMR and Lloyd George Management (Hong Kong) Limited (LGM-HK) pursuant to which LGM-HK will serve as the sub-adviser to the Portfolio. Because the Fund is an interest holder in the Portfolio, the proposed agreements are subject to approval by the shareholders of the Fund at a special meeting scheduled to be held on March 9, 2011.

If the proposed advisory agreements are approved by the interest holders of the Portfolio, the Portfolio’s administration agreement with Eaton Vance Management (EVM) would be terminated and the Fund’s management agreement with EVM would be replaced with an administrative services agreement with EVM. It is expected that the total management fees currently payable by the Fund and Portfolio (inclusive of investment advisory, management and administration fees) would remain substantially the same under the Portfolio’s new investment advisory and sub-advisory agreements and the Fund’s new administrative services agreement.

14

Eaton Vance Greater India Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Greater India Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater India Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2011

15

Eaton Vance Greater India Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of the foreign tax credit.

Foreign Tax Credit. The Fund paid foreign taxes of $3,224,685 and recognized foreign source income of $8,973,387.

16

Greater India Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.2%

Security	Shares	Value

India — 91.7%

Automobiles — 6.5%

Bajaj Auto, Ltd.	258,640	$8,865,140
Hero Honda Motors, Ltd.	394,805	17,544,591
Mahindra & Mahindra, Ltd.	1,160,146	20,195,844
Maruti Suzuki India, Ltd.	254,196	8,102,388

		$54,707,963

Commercial Banks — 15.7%

Allahabad Bank, Ltd.	2,108,468	$10,596,626
Axis Bank, Ltd.	393,976	11,870,809
Bank of Baroda	720,682	14,454,308
HDFC Bank, Ltd.	491,149	25,487,621
ICICI Bank, Ltd.	1,073,404	27,330,354
ING Vysya Bank, Ltd.	1,240,003	10,202,081
State Bank of India	393,838	24,731,806
Union Bank of India, Ltd.	881,869	6,878,778

		$131,552,383

Construction & Engineering — 7.0%

IRB Infrastructure Developers, Ltd.	2,359,295	$11,828,494
IVRCL Infrastructures & Projects, Ltd.	2,237,083	6,445,799
Lanco Infratech, Ltd.(1)	9,271,163	13,173,336
Larsen & Toubro, Ltd.	606,720	26,835,499

		$58,283,128

Construction Materials — 0.6%

UltraTech Cement, Ltd.	206,582	$4,988,350

		$4,988,350

Consumer Finance — 1.3%

Shriram Transport Finance Co., Ltd.	618,252	$10,852,859

		$10,852,859

Diversified Financial Services — 1.6%

Infrastructure Development Finance Co., Ltd.	3,223,022	$13,189,139

		$13,189,139

Electric Utilities — 3.6%

Power Grid Corporation of India, Ltd.	5,729,256	$12,593,863
Tata Power Co., Ltd.	568,715	17,407,025

		$30,000,888

Electrical Equipment — 4.5%

Bharat Heavy Electricals, Ltd.	465,639	$24,295,713
Crompton Greaves, Ltd.	1,893,302	13,127,422

		$37,423,135

Hotels, Restaurants & Leisure — 0.9%

Mahindra Holidays & Resorts India, Ltd.	800,033	$7,781,497

		$7,781,497

Independent Power Producers & Energy Traders — 1.3%

GVK Power & Infrastructure, Ltd.(1)	11,945,429	$10,844,388

		$10,844,388

Industrial Conglomerates — 1.7%

Jaiprakash Associates, Ltd.	5,960,894	$14,118,057

		$14,118,057

IT Services — 12.8%

HCL Technologies, Ltd.	1,837,539	$18,692,353
Infosys Technologies, Ltd.	692,699	53,151,051
Mphasis, Ltd.	318,537	4,795,851
Tata Consultancy Services, Ltd.	1,174,965	30,584,856

		$107,224,111

Machinery — 3.2%

BEML, Ltd.	271,301	$6,284,178
Tata Motors, Ltd.	700,450	20,418,209

		$26,702,387

Media — 1.5%

Zee Entertainment Enterprises, Ltd.	3,783,120	$12,434,758

		$12,434,758

Metals & Mining — 4.7%

Hindalco Industries, Ltd.	1,779,600	$9,795,791
Hindustan Zinc, Ltd.	96,872	2,950,101

See notes to financial statements

17

Greater India Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Metals & Mining (continued)

Steel Authority of India, Ltd.	1,505,124	$6,138,419
Tata Steel, Ltd.	1,336,742	20,331,325

		$39,215,636

Oil, Gas & Consumable Fuels — 11.1%

Bharat Petroleum Corp., Ltd.	664,130	$9,756,343
Cairn India, Ltd.(1)	1,139,457	8,484,970
Oil & Natural Gas Corp., Ltd.	571,982	16,518,011
Reliance Industries, Ltd.	2,436,107	57,631,532

		$92,390,856

Pharmaceuticals — 6.4%

Aurobindo Pharma, Ltd.	547,065	$16,011,594
Cipla, Ltd.	1,223,674	10,103,754
Dr. Reddy’s Laboratories, Ltd.	444,635	16,610,569
Glenmark Pharmaceuticals, Ltd.	1,374,180	11,214,062

		$53,939,979

Real Estate Management & Development — 1.5%

Housing Development & Infrastructure, Ltd.(1)	1,575,426	$6,852,405
Sobha Developers, Ltd.	787,566	5,713,103

		$12,565,508

Thrifts & Mortgage Finance — 2.1%

Housing Development Finance Corp., Ltd.	1,076,650	$17,494,384

		$17,494,384

Tobacco — 2.3%

ITC, Ltd.	4,945,106	$19,349,070

		$19,349,070

Wireless Telecommunication Services — 1.4%

Bharti Airtel, Ltd.	1,429,856	$11,413,621

		$11,413,621

Total India
(identified cost $552,399,674)		$766,472,097

Sri Lanka — 3.5%

Commercial Banks — 1.2%

Commercial Bank of Ceylon PLC	4,369,300	$10,239,470

		$10,239,470

Industrial Conglomerates — 1.4%

John Keells Holdings PLC	4,184,226	$11,242,668

		$11,242,668

Wireless Telecommunication Services — 0.9%

Dialog Axiata PLC(1)	71,161,980	$7,632,859

		$7,632,859

Total Sri Lanka
(identified cost $23,433,306)		$29,114,997

Total Common Stocks
(identified cost $575,832,980)		$795,587,094

Short-Term Investments — 1.5%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 1/3/11	$11,997	$11,997,032

Total Short-Term Investments
(identified cost $11,997,032)		$11,997,032

Total Investments — 96.7%
(identified cost $587,830,012)		$807,584,126

Other Assets, Less Liabilities — 3.3%		$27,843,596

Net Assets — 100.0%		$835,427,722

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See notes to financial statements

18

Greater India Portfolio as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investments, at value (identified cost, $587,830,012)	$807,584,126
Foreign currency, at value (identified cost, $33,214,530)	33,578,373
Interest receivable	3
Receivable for foreign taxes	1,169,517

Total assets	$842,332,019

Liabilities

Payable for investments purchased	$2,113,063
Payable to affiliates:
Investment adviser fee	498,066
Administration fee	169,205
Trustees’ fees	6,603
Accrued foreign capital gains taxes	3,577,270
Accrued expenses	540,090

Total liabilities	$6,904,297

Net Assets applicable to investors’ interest in Portfolio	$835,427,722

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$618,439,625
Net unrealized appreciation	216,988,097

Total	$835,427,722

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends (net of foreign taxes, $11,766)	$8,354,515
Interest (net of foreign taxes, $187,862)	428,300

Total investment income	$8,782,815

Expenses

Investment adviser fee	$5,610,040
Administration fee	1,870,848
Trustees’ fees and expenses	29,088
Custodian fee	1,448,204
Legal and accounting services	101,076
Miscellaneous	28,630

Total expenses	$9,087,886

Deduct —
Reduction of custodian fee	$25

Total expense reductions	$25

Net expenses	$9,087,861

Net investment loss	$(305,046)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes paid of $3,665,639 and taxes refunded of $633,600)	$75,804,625
Foreign currency transactions	(523,369)

Net realized gain	$75,281,256

Change in unrealized appreciation (depreciation) —
Investments (net of increase in accrued foreign capital gains taxes of $3,577,270)	$73,880,360
Foreign currency	876,946

Net change in unrealized appreciation (depreciation)	$74,757,306

Net realized and unrealized gain	$150,038,562

Net increase in net assets from operations	$149,733,516

See notes to financial statements

19

Greater India Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income (loss)	$(305,046)	$502,932
Net realized gain (loss) from investment and foreign currency transactions	75,281,256	(128,913,014)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	74,757,306	486,038,886

Net increase in net assets from operations	$149,733,516	$357,628,804

Capital transactions —
Contributions	$23,381,779	$63,375,808
Withdrawals	(86,457,814)	(82,593,727)

Net decrease in net assets from capital transactions	$(63,076,035)	$(19,217,919)

Net increase in net assets	$86,657,481	$338,410,885

Net Assets

At beginning of year	$748,770,241	$410,359,356

At end of year	$835,427,722	$748,770,241

See notes to financial statements

20

Greater India Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.19%	1.22%	1.19%	1.14%	1.22%
Net investment income (loss)	(0.04)%	0.09%	(0.17)%	(0.27)%	0.07%
Portfolio Turnover	59%	63%	38%	63%	67%

Total Return	21.75%	95.65%	(64.87)%	56.32%	37.53%

Net assets, end of year (000’s omitted)	$835,428	$748,770	$410,359	$1,689,486	$1,028,290

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

21

Greater India Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Greater India Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2010, Eaton Vance Greater India Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s

22

Greater India Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in India. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities, the holding period of such securities, the related tax rates, and the availability of any realized losses in excess of gains that may be carried forward to offset future gains. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on certain Indian securities sold at a gain are included in net realized gain (loss) on investments.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service. The Portfolio also files tax returns in India annually as of March 31st. Such tax returns are subject to examination by the Indian tax authorities for open years as determined by the statute of limitations, which is generally a period of up to 7 years after a tax return is filed.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (Lloyd George), an affiliate of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.70% from $500 million up to $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. For the year ended December 31, 2010, the investment adviser fee was 0.73% of the Portfolio’s average daily net assets and amounted to $5,610,040. In addition, an administration fee is earned by EVM for administering the business affairs of the Portfolio and is computed at an annual rate of 0.25% of the Portfolio’s average daily net assets up to $500 million, 0.233% from $500 million up to $1 billion and at reduced rates on daily net assets of $1 billion or more. For the year ended December 31, 2010, the administration fee was 0.24% of the Portfolio’s average daily net assets and amounted to $1,870,848.

23

Greater India Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

During the year ended December 31, 2010, Lloyd George reimbursed the Portfolio $18,036 for a trading error. The effect of the loss incurred and the reimbursement by Lloyd George of such amount had no impact on total return.

Except for Trustees of the Portfolio who are not members of EVM’s or Lloyd George’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and administration fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $430,936,031 and $504,877,792, respectively, for the year ended December 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$609,255,483

Gross unrealized appreciation	$226,264,464
Gross unrealized depreciation	(27,935,821)

Net unrealized appreciation	$198,328,643

The net unrealized depreciation on foreign currency transactions, including foreign capital gains taxes, at December 31, 2010 on a federal income tax basis was $2,766,017.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2010.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States. Settlement of securities transactions in the Indian sub-continent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio’s assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

7   India Tax Claims Receivable

The Portfolio is subject to certain Indian capital gains taxes in connection with transactions in Indian securities. The Indian tax authority conducted a review of the Portfolio’s tax returns filed for the years ended March 31, 2002 and 2001. In March 2004, the Indian tax authority assessed the Portfolio additional taxes for the 2000-2001 tax year and reduced the refund owed to the Portfolio for the 2001-2002 tax year, a net assessment of approximately $865,000. The Portfolio paid such amount to the Indian tax authority pending an appeal and recorded the amount as a receivable. During the year ended December 31, 2009, the Portfolio received notification that its appeal of the assessment was successful and that the tax authority was ordered to re-compute the amount of taxes due for the tax years noted above. As of December 31, 2010, the Portfolio received a full refund of the net assessment and related interest. The Portfolio received an additional refund of taxes of $633,600 resulting from the Indian tax authority’s re-computations, which is included in realized gains.

24

Greater India Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$—	$74,924,218		$—	$74,924,218
Consumer Staples	—	19,349,070		—	19,349,070
Energy	—	92,390,856		—	92,390,856
Financials	10,239,470	185,654,273		—	195,893,743
Health Care	—	53,939,979		—	53,939,979
Industrials	11,242,668	136,526,707		—	147,769,375
Information Technology	—	107,224,111		—	107,224,111
Materials	—	44,203,986		—	44,203,986
Telecommunication Services	7,632,859	11,413,621		—	19,046,480
Utilities	—	40,845,276		—	40,845,276

Total Common Stocks	$29,114,997	$766,472,097	*	$—	$795,587,094

Short-Term Investments	$—	$11,997,032		$—	$11,997,032

Total Investments	$29,114,997	$778,469,129		$—	$807,584,126

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

9   Proposed Changes to Investment Advisory and Other Agreements

In December 2010, the Trustees of the Portfolio approved a new investment advisory agreement between Boston Management and Research (BMR) and the Portfolio pursuant to which BMR will serve as the investment adviser to the Portfolio, and a sub-advisory agreement between BMR and Lloyd George Management (Hong Kong) Limited (LGM-HK) pursuant to which LGM-HK will serve as the sub-adviser to the Portfolio. As an interest holder in the Portfolio, the proposed agreements are subject to approval by the shareholders of Eaton Vance Greater India Fund (the Fund) at a special meeting scheduled to be held on March 9, 2011.

If the proposed advisory agreements are approved by the interest holders of the Portfolio, the Portfolio’s administration agreement with Eaton Vance Management (EVM) would be terminated and the Fund’s management agreement with EVM would be replaced with an administrative services agreement with EVM. It is expected that the total management fees currently payable by the Fund and Portfolio (inclusive of investment advisory, management and administration fees) would remain substantially the same under the Portfolio’s new investment advisory and sub-advisory agreements and the Fund’s new administrative services agreement.

25

Greater India Portfolio as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Greater India Portfolio:
We have audited the accompanying statement of assets and liabilities of Greater India Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Greater India Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2011

26

Eaton Vance Greater India Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

27

Eaton Vance Greater India Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Greater India Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Greater India Fund (the “Fund”) invests, with Lloyd George Investment Management (Bermuda) Limited (the “Adviser”), as well as the administration agreement of the Portfolio with Eaton Vance Management (“EVM” or the “Administrator”) and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser’s and Administrator’s management capabilities and the Adviser’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser’s experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and Administrator and its affiliates to requests in recent years from the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

28

Eaton Vance Greater India Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board considered the fact that, in response to inquiries from the Contract Review Committee, the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an additional agreed upon amount, such reduction to be effective May 1, 2010.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and Administrator, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and Administrator, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

29

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Greater India Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to Lloyd George Management (B.V.I.) Limited, “Lloyd George” refers to Lloyd George Investment Management (Bermuda) Limited, “Armored Wolf” refers to Armored Wolf, LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Lloyd George is a wholly-owned subsidiary of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

30

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

John Brynjolfsson 1964	Vice President of the Trust	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Christopher Darling 1964	Vice President of the Portfolio	Since 2007	Director of Asian Research of Lloyd George (since 2006). Previously, an equity salesperson at Fox, Pitt Kelton in London (2005-2006). Officer of 2 investment companies managed by EVM or BMR.

James H. Evans 1959	Vice President of the Trust	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

31

Eaton Vance Greater India Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

William Walter Raleigh Kerr 1950	Vice President of the Portfolio	Since 1994	Chief Executive Officer of Lloyd George and LGM. Officer of 3 registered investment companies managed by EVM or BMR.

Hon. Robert Lloyd George 1952	President of the Portfolio	Since 1994	Chairman of Lloyd George and LGM. Officer of 3 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Walter A. Row, III 1957	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President of the Trust	Since 2010	Managing Director of Armored Wolf since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2006.

The SAI for the Fund and the Portfolio includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Investment Adviser of Greater India Portfolio
Lloyd George Investment Management
(Bermuda) Limited
Suite 3808, One Exchange Square
Central, Hong Kong

Sponsor and Manager of Eaton Vance Greater India Fund
and Administrator of Greater India Portfolio
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Greater India Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

142-2/11	GISRC

Eaton Vance Investment Grade Income Fund as of December 31, 2010

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Investment Grade Income Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Thomas H. Luster, CFA
Co-Portfolio Manager

Bernard Scozzafava, CFA
Co-Portfolio Manager
Economic and Market Conditions
•	The U.S. economy continued its slow recovery during the fiscal year ending December 31, 2010, despite stubbornly high unemployment and record budget deficits. The U.S. economy grew at an annualized rate of 3.7% in the first quarter of 2010, but slowed to 1.7% in the second quarter, according to the U.S. Department of Commerce. Third quarter GDP improved slightly to an annualized rate of 2.6%, although it was still too low to generate meaningful job growth. Fourth quarter GDP was 3.2%, according to the first estimate by the U.S. Department of Commerce. Unemployment finished the year at 9.8%, and it remained difficult to find signs of strength in the housing market as the year came to a close.

•	The bond markets had an up-and-down year. Credit spreads, which had tightened steadily in the first quarter as investors began to take on more risk, reversed course in the second quarter on mounting concerns about the global impact of the expanding European sovereign debt crisis. The market stabilized in the third quarter, as investors reacted favorably to the strengthening economy and a bailout package announced by the European Central Bank. Moreover, in August, Federal Reserve Board Chairman Bernanke proposed $600 billion in U.S. Treasury purchases, which was implemented in November. In the fourth quarter, however, problematic state and local finances, future tax policy, the loss of economic momentum and new concerns over the eurozone debt crisis all weighed on markets, causing yields to climb once again.

•	Even in the low-yield environment of 2010, investment grade bonds generated attractive returns as declining interest rates and narrowing credit spreads drove bond prices substantially higher. The asset class saw strong inflows based on this performance and investors’ continued cautious approach to reintroducing risk into their portfolios. Mid-fourth quarter, however, U.S. Treasury rates reversed their downward trend, with the 10-year note rising nearly 1.0% off its recent low of 2.4%. In light of improving economic reports, the Fed’s second round of quantitative easing sparked concern over the policy’s longer-term inflationary impact. The sharp move in rates resulted in negative returns across most fixed-income sectors in the fourth quarter.
Management Discussion
•	Against this backdrop, the Fund[1] outperformed its benchmark, the Barclays Capital U.S. Aggregate Index (the Index) for the fiscal year ending December 31, 2010. The portfolio performed well relative to its benchmark due in part to its higher allocation to commercial mortgage-backed securities (CMBS) and corporate bonds. During the period, the only sector of the corporate bond market that posted positive returns was CMBS, where significant spread compression more than offset the jump in Treasury rates. Rising profits and healthier balance sheets attracted investors to the corporate bond sector where spreads also compressed.

•	While corporate bonds posted negative absolute returns due to their longer duration, they outperformed similar duration Treasury notes in the fourth quarter and for the fiscal year. Security selection was a positive contributor to the Fund’s relative performance for the fiscal year. Performance also benefited from the Fund’s convexity, whereby the Fund’s duration shortened as rates rose during the period.

Total Return Performance
12/31/09 – 12/31/10

Class A2	7.30%
Class I2	7.39
Barclays Capital U.S. Aggregate Index[3]	6.54
See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Investment Grade Income Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	Class A return does not include the 4.75% maximum sales charge. If the sales charge were deducted, the return would be lower. Class I shares are offered at net asset value. Absent an allocation of certain expenses to the administrator of the Fund, the returns would be lower.

[3]	It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance Investment Grade Income Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I of the Fund with that of the Barclays Capital U.S. Aggregate Index, an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. The lines on the graph represent the total returns of a hypothetical investment of $250,000 in each of Class I of the Fund and the Barclays Capital U.S. Aggregate Index. The table includes the total returns of each Class of the Fund at net asset value and maximum offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class I
Symbol	EAGIX	EIGIX

Average Annual Total Returns (at net asset value)

One Year	7.30%	7.39%
Life of Fund†	6.70	5.72

SEC Average Annual Total Returns (including sales charge)

One Year	2.22%	7.39%
Life of Fund†	4.14	5.72

†	Inception Dates — Class A: 1/5/09; Class I: 3/21/07

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. Absent an allocation of certain expenses to the administrator of the Fund, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class I

Gross Expense Ratio	2.03%	1.78%
Net Expense Ratio	0.95	0.70

[2]	Source: Prospectus dated 5/1/10. Net Expense Ratio reflects a contractual expense reimbursement that continues through April 30, 2011. Without this expense reimbursement, performance would have been lower.

*	Source: Lipper, Inc. Class I of the Fund commenced investment operations on 3/21/07.
          A $250,000 hypothetical investment at net asset value in Class A shares on 1/5/09 (commencement of operations) would have been valued at $284,385 ($270,986 at the maximum offering price) on 12/31/10. A $10,000 hypothetical investment at net asset value in Class A shares on 1/5/09 would have been valued at $11,375 ($10,839 at the maximum offering price) on 12/31/10. It is not possible to invest directly in an Index. The Index’s total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[3]	As a percentage of the Portfolio’s net assets at 12/31/10.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

2

Eaton Vance Investment Grade Income Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Investment Grade Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,022.90	$4.84	**
Class I	$1,000.00	$1,023.10	$3.57	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.84	**
Class I	$1,000.00	$1,021.70	$3.57	**

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% for Class A shares and 0.70% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of expenses to the administrator, expenses would be higher.

3

Eaton Vance Investment Grade Income Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investment in Investment Grade Income Portfolio, at value (identified cost, $47,060,217)	$47,306,970
Receivable for Fund shares sold	7,327
Receivable from affiliate	9,050

Total assets	$47,323,347

Liabilities

Payable for Fund shares redeemed	$256,806
Distributions payable	61,669
Payable to affiliates:
Distribution and service fees	3,287
Trustees’ fees	125
Accrued expenses	42,117

Total liabilities	$364,004

Net Assets	$46,959,343

Sources of Net Assets

Paid-in capital	$46,632,112
Accumulated net realized gain from Portfolio	72,651
Accumulated undistributed net investment income	7,827
Net unrealized appreciation from Portfolio	246,753

Total	$46,959,343

Class A Shares

Net Assets	$15,622,337
Shares Outstanding	1,515,484
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.31
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.82

Class I Shares

Net Assets	$31,337,006
Shares Outstanding	3,043,996
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.29

On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Interest allocated from Portfolio	$1,341,547
Dividends allocated from Portfolio	55,483
Securities lending income allocated from Portfolio, net	1,521
Expenses allocated from Portfolio	(177,147)

Total investment income from Portfolio	$1,221,404

Expenses

Distribution and service fees
Class A	$25,071
Trustees’ fees and expenses	500
Custodian fee	7,725
Transfer and dividend disbursing agent fees	38,737
Legal and accounting services	24,847
Printing and postage	18,306
Registration fees	38,706
Miscellaneous	9,595

Total expenses	$163,487

Deduct —
Allocation of expenses to affiliate	$96,723

Total expense reductions	$96,723

Net expenses	$66,764

Net investment income	$1,154,640

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$655,712
Written options	(223)
Swap contracts	3,515

Net realized gain	$659,004

Change in unrealized appreciation (depreciation) —
Investments	$(72,061)
Swap contracts	5,374

Net change in unrealized appreciation (depreciation)	$(66,687)

Net realized and unrealized gain	$592,317

Net increase in net assets from operations	$1,746,957

See notes to financial statements

4

Eaton Vance Investment Grade Income Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$1,154,640	$519,821
Net realized gain from investment transactions, written options, financial futures contracts and swap contracts	659,004	130,430
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(66,687)	178,472

Net increase in net assets from operations	$1,746,957	$828,723

Distributions to shareholders —
From net investment income
Class A	$(369,124)	$(191,958)
Class I	(842,138)	(353,110)
From net realized gain
Class A	(174,814)	—
Class I	(353,818)	—

Total distributions to shareholders	$(1,739,894)	$(545,068)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$17,300,033	$11,308,029
Class I	25,242,256	4,375,288
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	496,637	181,205
Class I	749,356	181,121
Cost of shares redeemed
Class A	(10,485,529)	(3,298,250)
Class I	(4,405,563)	(1,731,020)

Net increase in net assets from Fund share transactions	$28,897,190	$11,016,373

Net increase in net assets	$28,904,253	$11,300,028

Net Assets

At beginning of year	$18,055,090	$6,755,062

At end of year	$46,959,343	$18,055,090

Accumulated undistributed net investment income included in net assets

At end of year	$7,827	$5,579

See notes to financial statements

5

Eaton Vance Investment Grade Income Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended	Period Ended
	December 31, 2010	December 31, 2009(1)

Net asset value — Beginning of period	$10.080	$9.910

Income (Loss) From Operations

Net investment income(2)	$0.362	$0.395
Net realized and unrealized gain	0.365	0.187

Total income from operations	$0.727	$0.582

Less Distributions

From net investment income	$(0.380)	$(0.412)
From net realized gain	(0.117)	—

Total distributions	$(0.497)	$(0.412)

Net asset value — End of period	$10.310	$10.080

Total Return(3)	7.30%	6.02	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,622	$8,341
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.95%	0.95	%(8)
Net investment income	3.48%	4.01	%(8)
Portfolio Turnover of the Portfolio	91%	94	%(9)

(1)	For the period from the commencement of operations, January 5, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The administrator reimbursed certain operating expenses (equal to 0.31% and 1.07% of average daily net assets for the year ended December 31, 2010 and the period from the commencement of operations, January 5, 2009, to December 31, 2009, respectively). Absent these reimbursements, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended December 31, 2009.

See notes to financial statements

6

Eaton Vance Investment Grade Income Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,
				Period Ended
	2010	2009	2008	December 31, 2007(1)

Net asset value — Beginning of period	$10.080	$9.940	$10.010	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.391	$0.419	$0.462	$0.338
Net realized and unrealized gain (loss)	0.345	0.157	(0.040)	0.041

Total income from operations	$0.736	$0.576	$0.422	$0.379

Less Distributions

From net investment income	$(0.409)	$(0.436)	$(0.471)	$(0.363)
From net realized gain	(0.117)	—	—	—
Tax return of capital	—	—	(0.021)	(0.006)

Total distributions	$(0.526)	$(0.436)	$(0.492)	$(0.369)

Net asset value — End of period	$10.290	$10.080	$9.940	$10.010

Total Return(3)	7.39%	5.85%	4.59%	3.80	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31,337	$9,714	$6,755	$2,805
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.70%	0.70%	0.70%	0.75	%(8)
Net investment income	3.77%	4.21%	4.72%	4.35	%(8)
Portfolio Turnover of the Portfolio	91%	94%	70%	130	%(9)

(1)	For the period from the start of business, March 21, 2007, to December 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The administrator reimbursed certain operating expenses (equal to 0.31%, 1.08%, 1.39% and 2.47% of average daily net assets for the years ended December 31, 2010, 2009 and 2008 and the period from the start of business, March 21, 2007, to December 31, 2007, respectively). Absent these reimbursements, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended December 31, 2007.

See notes to financial statements

7

Eaton Vance Investment Grade Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Investment Grade Income Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in Investment Grade Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (32.8% at December 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

8

Eaton Vance Investment Grade Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended December 31,
	2010	2009

Distributions declared from:
Ordinary income	$1,541,147	$545,068
Long-term capital gains	$198,747	$—

During the year ended December 31, 2010, accumulated net realized gain was decreased by $58,870 and accumulated undistributed net investment income was increased by $58,870 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, investments in partnerships, dividend redesignations and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$105,480
Undistributed long-term capital gains	$134,193
Net unrealized appreciation	$188,828
Other temporary differences	$(61,669)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, swap contracts, investments in partnerships, premium amortization and the timing of recognizing distributions to shareholders.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 0.95% and 0.70% annually of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2011. Pursuant to this agreement, EVM was allocated $96,723 of the Fund’s operating expenses for the year ended December 31, 2010. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2010, EVM earned $360 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $14,525 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2010. EVD also received distribution and service fees from Class A shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2010 amounted to $25,071 for Class A shares.

5   Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective

9

Eaton Vance Investment Grade Income Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2010, the Fund was informed that EVD received approximately $2,500 of CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended December 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $38,634,980 and $11,237,020, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended	Period Ended
Class A	December 31, 2010	December 31, 2009(1)

Sales	1,648,018	1,135,076
Issued to shareholders electing to receive payments of distributions in Fund shares	47,974	18,226
Redemptions	(1,007,665)	(326,145)

Net increase	688,327	827,157

	Year Ended December 31,
Class I	2010	2009

Sales	2,432,389	442,205
Issued to shareholders electing to receive payments of distributions in Fund shares	72,401	18,267
Redemptions	(424,730)	(175,873)

Net increase	2,080,060	284,599

(1)	Class A commenced operations on January 5, 2009.

10

Eaton Vance Investment Grade Income Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Investment Grade Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Investment Grade Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, March 21, 2007, to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Investment Grade Income Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, March 21, 2007, to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2011

11

Eaton Vance Investment Grade Income Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of capital gain dividends.

Capital Gain Dividends. The Fund designates $198,747 as a capital gain dividend.

12

Investment Grade Income Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Corporate Bonds — 40.0%

	Principal
	Amount
Security	(000’s omitted)	Value

Banks — 7.6%

Ally Financial, Inc., 8.00%, 11/1/31	$450	$487,125
American Express Co., 6.80% to 9/1/16, 9/1/36, 9/1/66(1)(2)	580	578,550
American Express Co., 8.125%, 5/20/19	890	1,109,105
Bank of America Corp., 5.65%, 5/1/18	580	593,511
Citigroup Capital XXI, 8.30% to 12/21/37, 12/21/57, 12/21/77(1)(2)	330	344,850
Citigroup, Inc., 5.00%, 9/15/14	280	289,897
Citigroup, Inc., 5.85%, 8/2/16(3)	745	800,499
Citigroup, Inc., 8.50%, 5/22/19	185	230,026
Credit Suisse/New York, 6.00%, 2/15/18	1,240	1,331,575
Discover Bank, 7.00%, 4/15/20	430	463,063
Fifth Third Capital Trust IV, 6.50% to 4/15/17, 4/15/37, 4/15/67(1)(2)(3)	500	478,750
HSBC Finance Corp., 5.50%, 1/19/16	755	821,075
KeyCorp, MTN, 3.75%, 8/13/15	485	487,110
Macquarie Group, Ltd., 6.00%, 1/14/20(3)(4)	180	181,017
Manufacturers & Traders Trust Co., 5.629% to 12/1/16, 12/1/21(2)	400	376,979
Merrill Lynch & Co., 5.70%, 5/2/17	580	582,714
Morgan Stanley, MTN, 6.625%, 4/1/18	1,110	1,205,835
Northgroup Preferred Capital Corp., 6.378% to 10/15/12, 10/15/17, 1/29/49(1)(2)(4)	600	555,154

		$10,916,835

Beverages — 1.1%

Anheuser-Busch Cos., Inc., 5.50%, 1/15/18	$175	$192,416
Anheuser-Busch Cos., Inc., 6.45%, 9/1/37	615	706,105
Brown-Forman Corp., 2.50%, 1/15/16	705	699,030

		$1,597,551

Biotechnology — 0.4%

Bio-Rad Laboratories, Inc., 8.00%, 9/15/16	$560	$610,400

		$610,400

Broadcasting and Cable — 1.6%

Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	$680	$942,693
Time Warner Cable, Inc., 8.75%, 2/14/19	540	688,182
Time Warner, Inc., 5.875%, 11/15/16	620	700,682

		$2,331,557

Building Materials — 0.4%

Masco Corp., 7.125%, 3/15/20(3)	$550	$576,341

		$576,341

Chemicals — 0.5%

E.I. Du Pont de Nemours & Co., 4.75%, 3/15/15	$650	$711,498

		$711,498

Commercial Services — 1.2%

Hillenbrand, Inc., 5.50%, 7/15/20	$400	$399,260
Waste Management, Inc., 7.375%, 3/11/19(3)	260	315,126
Waste Management, Inc., 7.75%, 5/15/32	310	383,235
Western Union Co. (The), 6.20%, 11/17/36(3)	700	694,144

		$1,791,765

Communications Services — 2.0%

British Telecommunications PLC, 5.95%, 1/15/18	$510	$559,013
Crown Castle International Corp., 9.00%, 1/15/15	270	299,025
Qwest Corp., 7.625%, 6/15/15	640	724,800
Telefonica Emisiones SAU, 4.949%, 1/15/15	610	632,342
Verizon Global Funding Corp., 6.875%, 6/15/12	560	607,118

		$2,822,298

Computers — 0.2%

Brocade Communications Systems, Inc., 6.625%, 1/15/18	$300	$317,250

		$317,250

Diversified Manufacturing — 1.5%

Ingersoll-Rand Co., MTN, 6.015%, 2/15/28	$1,310	$1,416,580
Tyco Electronics Group SA, 6.55%, 10/1/17	620	705,552

		$2,122,132

Drugs — 0.6%

Abbott Laboratories, 6.00%, 4/1/39	$420	$475,856
Merck & Co., Inc., MTN, 5.76%, 5/3/37	335	388,389

		$864,245

Electric Utilities — 0.5%

PPL Energy Supply, LLC, 6.50%, 5/1/18	$650	$724,790

		$724,790

See notes to financial statements

13

Investment Grade Income Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Electrical and Electronic Equipment — 0.9%

Amphenol Corp., 4.75%, 11/15/14	$700	$748,483
Jabil Circuit, Inc., 5.625%, 12/15/20	500	493,750

		$1,242,233

Energy — 2.9%

Apache Corp., 5.25%, 4/15/13	$635	$691,309
Cameron International Corp., 6.375%, 7/15/18(3)	635	705,324
Marathon Oil Corp., 6.50%, 2/15/14	670	754,771
Petrobras International Finance Co., 7.875%, 3/15/19	570	676,687
Rowan Cos., Inc., 5.00%, 9/1/17	650	656,579
Total Capital SA, 3.00%, 6/24/15	675	689,875

		$4,174,545

Financial Services — 2.1%

Capital One Bank USA NA, 8.80%, 7/15/19	$615	$757,659
General Electric Capital Corp., 5.625%, 5/1/18	1,500	1,638,242
Goldman Sachs Group, Inc., 6.15%, 4/1/18	530	584,492

		$2,980,393

Foods — 0.9%

Corn Products International, Inc., 3.20%, 11/1/15	$205	$205,852
Kraft Foods, Inc., 5.375%, 2/10/20	510	549,891
Kraft Foods, Inc., 6.50%, 2/9/40	120	134,941
Ralcorp Holdings, Inc., 4.95%, 8/15/20	365	364,286

		$1,254,970

Foods-Retail — 1.0%

Kroger Co. (The), 6.40%, 8/15/17(3)	$620	$712,834
Safeway, Inc., 6.25%, 3/15/14(3)	630	700,395

		$1,413,229

Health Services — 0.7%

McKesson Corp., 6.50%, 2/15/14	$340	$382,255
Quest Diagnostics, Inc., 5.45%, 11/1/15	640	689,428

		$1,071,683

Insurance — 1.5%

Lincoln National Corp., 4.30%, 6/15/15(3)	$465	$479,495
Prudential Financial, Inc., MTN, 6.00%, 12/1/17(3)	605	672,573
The Travelers Cos., Inc., 5.80%, 5/15/18	875	981,701

		$2,133,769

Lodging and Gaming — 0.9%

International Game Technology, 7.50%, 6/15/19(3)	$600	$676,472
Penn National Gaming, Inc., 8.75%, 8/15/19(3)	540	598,050

		$1,274,522

Media — 0.5%

Walt Disney Co. (The), 5.50%, 3/15/19(3)	$600	$682,366

		$682,366

Mining — 0.5%

Rio Tinto Finance USA, Ltd., 9.00%, 5/1/19	$510	$686,026

		$686,026

Oil and Gas-Equipment and Services — 0.5%

Weatherford International, Inc., 6.35%, 6/15/17(3)	$630	$700,072

		$700,072

Pipelines — 1.7%

Enbridge Energy Partners, LP, 8.05% to 10/1/17, 10/1/37, 10/1/77(1)(2)(3)	$745	$767,104
Energy Transfer Partners, LP, 5.95%, 2/1/15	520	570,916
Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(2)	500	494,835
Kinder Morgan Energy Partners, LP, 5.85%, 9/15/12	640	686,521

		$2,519,376

Real Estate Investment Trusts (REITs) — 1.4%

AvalonBay Communities, Inc., MTN, 5.70%, 3/15/17(3)	$500	$551,819
Boston Properties, LP, 5.625%, 11/15/20	475	506,469
Developers Diversified Realty Corp., 7.50%, 4/1/17(3)	330	369,104
Vornado Realty, LP, 4.25%, 4/1/15	605	611,338

		$2,038,730

Retail-Specialty and Apparel — 3.3%

AutoZone, Inc., 4.00%, 11/15/20	$750	$709,772
Home Depot, Inc., 5.875%, 12/16/36	730	761,875
Kohl’s Corp., 6.25%, 12/15/17	600	693,245
Limited Brands, Inc., 8.50%, 6/15/19(3)	250	286,875
Macy’s Retail Holdings, Inc., 5.90%, 12/1/16	650	697,125
Staples, Inc., 9.75%, 1/15/14	520	630,587
Target Corp., 6.00%, 1/15/18	600	695,649
Toys “R” Us, 10.75%, 7/15/17	250	286,250

		$4,761,378

See notes to financial statements

14

Investment Grade Income Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Tobacco — 0.7%

Philip Morris International, Inc., 5.65%, 5/16/18(3)	$870	$982,355

		$982,355

Toys, Games & Hobbies — 0.5%

Hasbro, Inc., 6.35%, 3/15/40	$735	$746,214

		$746,214

Transportation — 1.4%

AWAS Aviation Capital, Ltd., 7.00%, 10/15/16(4)	$600	$597,750
Ryder System, Inc., MTN, 7.20%, 9/1/15	660	757,711
Southwest Airlines Co., 5.125%, 3/1/17	730	733,663

		$2,089,124

Utilities — 1.0%

Georgia Power Co., 5.70%, 6/1/17(3)	$655	$740,716
Southern California Edison Co., 4.15%, 9/15/14	150	160,839
Southern California Edison Co., 6.05%, 3/15/39	490	546,833

		$1,448,388

Total Corporate Bonds
(identified cost $55,035,194)		$57,586,035

Agency Mortgage-Backed Securities — 19.6%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Gold Pool #B10129, 3.50%, 10/1/18	$409	$418,507
Gold Pool #G04309, 5.50%, 5/1/38	4,528	4,818,408
Gold Pool #G18176, 5.00%, 4/1/22	1,574	1,669,542
Pool #C03517, 4.50%, 9/1/40	2,356	2,416,894
Pool #G08348, 5.00%, 6/1/39	1,227	1,288,222

		$10,611,573

Federal National Mortgage Association:
Pool #256673, 5.50%, 4/1/37	$3,236	$3,461,291
Pool #257169, 4.50%, 3/1/38	2,516	2,586,044
Pool #889040, 5.00%, 6/1/37	1,869	1,966,608
Pool #918109, 5.00%, 5/1/37	3,799	3,996,334
Pool #929009, 6.00%, 1/1/38	2,490	2,704,024
Pool #AB1652, 3.50%, 10/1/40	1,267	1,211,214
Pool #AE7535, 4.00%, 10/1/40	1,459	1,452,970

		$17,378,485

Government National Mortgage Association,
Pool #781412, 6.50%, 2/15/17	$219	$238,002

		$238,002

Total Agency Mortgage-Backed Securities
(identified cost $26,711,094)		$28,228,060

Commercial Mortgage-Backed Securities — 13.8%

	Principal
	Amount
Security	(000’s omitted)	Value

BACM, Series 2004-1, Class A4,
4.76%, 11/10/39	$500	$525,287
BACM, Series 2004-6, Class A5,
4.811%, 12/10/42	460	482,545
BSCMS, Series 2002-TOP8, Class A2,
4.83%, 8/15/38	310	323,412
BSCMS, Series 2004-PWR3, Class A4,
4.715%, 2/11/41	400	422,357
BSCMS, Series 2004-T14, Class A4,
5.20%, 1/12/41(5)	381	407,827
CGCMT, Series 2004-C1, Class A3,
5.251%, 4/15/40(5)	407	423,494
CGCMT, Series 2004-C1, Class A4,
5.374%, 4/15/40(5)	400	429,869
CSFB, Series 2003-C3, Class A5,
3.936%, 5/15/38	350	363,341
CSFB, Series 2004-C1, Class A4,
4.75%, 1/15/37(5)	450	471,759
CSFB, Series 2004-C2, Class A2,
5.416%, 5/15/36(5)	505	538,842
CSFB, Series 2004-C3, Class A5,
5.113%, 7/15/36(5)	615	652,095
CSFB, Series 2005-C1, Class A4,
5.014%, 2/15/38(5)	470	499,880
ESAT, Series 2010-ESHA, Class C,
4.86%, 11/5/27(4)	500	490,901
GECMC, Series 2002-2A, Class A2,
4.97%, 8/11/36	303	311,465
GECMC, Series 2002-3A, Class A1,
4.229%, 12/10/37	51	51,510
GECMC, Series 2004-C1, Class A3,
4.596%, 11/10/38	350	366,154
GECMC, Series 2004-C2, Class A4,
4.893%, 3/10/40(5)	400	423,245
GECMC, Series 2004-C3, Class A4,
5.189%, 7/10/39(5)	600	637,955
JPMCC, Series 2003-C1, Class A2,
4.985%, 1/12/37	380	400,671

See notes to financial statements

15

Investment Grade Income Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

JPMCC, Series 2003-CB7, Class A4,
4.879%, 1/12/38(5)	$425	$450,566
JPMCC, Series 2004-CBX, Class A4,
4.529%, 1/12/37	350	355,871
JPMCC, Series 2005-LDP1, Class A3,
4.865%, 3/15/46	300	313,269
JPMCC, Series 2010-C2, Class C,
5.530%, 11/15/43(4)	500	469,128
LB-UBS, Series 2002-C4, Class A3,
4.071%, 9/15/26	99	100,821
LB-UBS, Series 2004-C8, Class A3,
4.435%, 12/15/29	910	920,752
MLMT, Series 2003-KEY1, Class A4,
5.236%, 11/12/35(5)	440	466,727
MLMT, Series 2005-MCP1, Class AM,
4.805%, 6/12/43(5)	1,225	1,251,377
MSC, Series 2003-IQ4, Class A2,
4.07%, 5/15/40	355	368,377
MSC, Series 2003-IQ6, Class A4,
4.97%, 12/15/41	470	501,171
MSC, Series 2004-IQ8, Class A5,
5.11%, 6/15/40(5)	380	402,229
NCUA Guaranteed Notes, Series 2010-C1, Class A1,
1.60%, 10/29/20	787	772,062
NCUA Guaranteed Notes, Series 2010-R1, Class 2A,
1.84%, 10/7/20	482	478,968
NCUA Guaranteed Notes, Series 2010-R3, Class 3A,
2.40%, 12/8/20	520	512,850
RBSCF, Series 2010-MB1, Class C,
4.666%, 4/15/15(4)(5)	325	329,051
VNO, Series 2010-VNO, Class C,
5.28%, 9/13/20(4)	600	589,722
WBCMT, Series 2003-C4, Class A2,
4.566%, 4/15/35	640	673,072
WBCMT, Series 2004-C10, Class A4,
4.748%, 2/15/41	450	473,830
WBCMT, Series 2004-C12, Class A4,
5.305%, 7/15/41(5)	585	630,579
WBCMT, Series 2004-C14, Class A2,
4.368%, 8/15/41	392	404,337
WBCMT, Series 2005-C17, Class A4,
5.083%, 3/15/42(5)	610	649,030
WFCMT, Series 2010-C1, Class C,
5.589%, 10/15/57(4)	500	490,321

Total Commercial Mortgage-Backed Securities
(identified cost $19,004,966)		$19,826,719

Asset-Backed Securities — 1.5%

	Principal
	Amount
Security	(000’s omitted)	Value

AESOP, Series 2010-3A, Class B, 6.74%, 5/20/16(4)	$850	$881,835
HAROT, Series 2008-1, Class A4, 4.88%, 9/18/14	600	613,958
HART, Series 2008-A, Class A4, 5.48%, 11/17/14	600	641,419

Total Asset-Backed Securities
(identified cost $2,049,782)		$2,137,212

U.S. Treasury Obligations — 18.0%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bond, 2.625%, 8/15/20	$20,000	$18,964,060
U.S. Treasury Bond, 6.375%, 8/15/27	260	334,628
U.S. Treasury Bond, 6.875%, 8/15/25	915	1,223,241
U.S. Treasury Note, 4.50%, 2/28/11	5,460	5,497,324

Total U.S. Treasury Obligations
(identified cost $27,011,852)		$26,019,253

Taxable Municipal Securities — 0.3%

	Principal
	Amount
Security	(000’s omitted)	Value

General Obligations — 0.3%

Dallas County, Hospital District, (Build America Bonds), 4.948%, 8/15/20	$395	$412,969

Total Taxable Municipal Securities
(identified cost $395,000)		$412,969

Preferred Securities — 3.1%

Security	Shares	Value

Commercial Banks — 2.0%

Bank of America Corp., 8.125%(3)(6)	$6,500	$662,739
Barclays Bank PLC, 7.434%(4)(6)	7,000	693,681
JPMorgan Chase & Co., 7.90%(6)	6,500	702,159
KeyCorp Capital X, 8.00%	5,000	127,100
Wells Fargo & Co., 7.98%(6)	6,500	704,475

		$2,890,154

See notes to financial statements

16

Investment Grade Income Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Diversified Financial Services — 0.6%

PPTT, 2006-A GS, Class A, 5.991%(4)	$8,000	$806,811

		$806,811

Insurance — 0.5%

RAM Holdings, Ltd., Series A, 7.50%(6)(7)	$2,000	$800,125

		$800,125

Total Preferred Securities
(identified cost $5,639,254)		$4,497,090

Interest Rate Swaptions — 1.3%

	Expiration	Notional
Description	Date	Amount	Value

Options to receive 3-month USD-LIBOR-BBA Rate and pay 3.347%	9/6/12	$20,000,000	$1,781,420
Options to receive 3-month USD-LIBOR-BBA Rate and pay 4.912%	12/29/11	9,000,000	116,550

Total Interest Rate Swaptions
(identified cost $1,527,100)			$1,897,970

Short-Term Investments — 7.8%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(8)(9)	$2,244	$2,244,196
Eaton Vance Cash Collateral Fund, LLC, 0.21%(8)(10)	9,008	9,007,550

Total Short-Term Investments
(identified cost $11,251,746)		$11,251,746

Total Investments — 105.4%
(identified cost $148,625,988)		$151,857,054

Other Assets, Less Liabilities — (5.4)%		$(7,838,459)

Net Assets — 100.0%		$144,018,595

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AESOP - Avis Budget Rental Car Funding LLC

BACM - Bank of America Commercial Mortgage, Inc.

BSCMS - Bear Stearns Commercial Mortgage Securities, Inc.

CGCMT - Citigroup Commercial Mortgage Trust

CSFB - Credit Suisse First Boston Mortgage Securities Corp.

ESAT - Extended Stay America Trust

GECMC - General Electric Commercial Mortgage Corporation

HAROT - Honda Auto Receivables Owner Trust

HART - Hyundai Auto Receivables Trust

JPMCC - JPMorgan Chase Commercial Mortgage Securities Corp.

LB-UBS - LB-UBS Commercial Mortgage Trust

MLMT - Merrill Lynch Mortgage Trust

MSC - Morgan Stanley Capital I

MTN - Medium-Term Note

NCUA - National Credit Union Administration

PPTT - Preferred Pass-Through Trust 2006

RBSCF - Royal Bank of Scotland Commercial Funding

VNO - Vornado DP LLC Trust

WBCMT - Wachovia Bank Commercial Mortgage Trust

WFCMT - Wells Fargo Commercial Mortgage Trust

(1)	The maturity dates shown are the scheduled maturity date and final maturity date, respectively. The scheduled maturity date is earlier than the final maturity date due to the possibility of earlier repayment.

(2)	Security converts to floating rate after the indicated fixed-rate coupon period.

(3)	All or a portion of this security was on loan at December 31, 2010.

(4)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2010, the aggregate value of these securities is $6,085,371 or 4.2% of the Portfolio’s net assets.

(5)	Weighted average fixed-rate coupon that changes/updates monthly.

(6)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2010.

(7)	Non-income producing security.

(8)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

(9)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended December 31, 2010 were $7,394 and $0, respectively.

(10)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2010. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

17

Investment Grade Income Portfolio as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value including $8,849,743 of securities on loan (identified cost, $137,374,242)	$140,605,308
Affiliated investments, at value (identified cost, $11,251,746)	11,251,746
Interest receivable	1,322,513
Interest receivable from affiliated investment	508
Securities lending income receivable	1,170
Receivable for open swap contracts	2,265

Total assets	$153,183,510

Liabilities

Collateral for securities loaned	$9,007,550
Payable for open swap contracts	22,336
Payable to affiliates:
Investment adviser fee	53,552
Trustees’ fees	1,368
Accrued expenses	80,109

Total liabilities	$9,164,915

Net Assets applicable to investors’ interest in Portfolio	$144,018,595

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$140,807,600
Net unrealized appreciation	3,210,995

Total	$144,018,595

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Interest	$5,958,943
Dividends	212,020
Securities lending income, net	6,699
Interest allocated from affiliated investments	7,976
Expenses allocated from affiliated investments	(582)

Total investment income	$6,185,056

Expenses

Investment adviser fee	$626,215
Trustees’ fees and expenses	5,101
Custodian fee	84,497
Legal and accounting services	65,793
Miscellaneous	6,457

Total expenses	$788,063

Deduct —
Reduction of custodian fee	$4

Total expense reductions	$4

Net expenses	$788,059

Net investment income	$5,396,997

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$4,754,094
Investment transactions allocated from affiliated investments	807
Written options	(956)
Swap contracts	14,060

Net realized gain	$4,768,005

Change in unrealized appreciation (depreciation) —
Investments	$(65,464)
Swap contracts	20,476

Net change in unrealized appreciation (depreciation)	$(44,988)

Net realized and unrealized gain	$4,723,017

Net increase in net assets from operations	$10,120,014

See notes to financial statements

18

Investment Grade Income Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$5,396,997	$5,833,720
Net realized gain from investment transactions, written options, financial futures contracts and swap contracts	4,768,005	350,844
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(44,988)	1,228,535

Net increase in net assets from operations	$10,120,014	$7,413,099

Capital transactions —
Contributions	$48,925,462	$41,842,123
Withdrawals	(44,553,984)	(62,494,272)

Net increase (decrease) in net assets from capital transactions	$4,371,478	$(20,652,149)

Net increase (decrease) in net assets	$14,491,492	$(13,239,050)

Net Assets

At beginning of year	$129,527,103	$142,766,153

At end of year	$144,018,595	$129,527,103

See notes to financial statements

19

Investment Grade Income Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.57%	0.57%	0.57%	0.73%	0.76%
Net investment income	3.87%	4.35%	4.82%	4.50%	4.12%
Portfolio Turnover	91%	94%	70%	130%	93%

Total Return	7.53%	5.99%	4.66%	5.56%	3.27%

Net assets, end of year (000’s omitted)	$144,019	$129,527	$142,766	$125,703	$108,501

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

20

Investment Grade Income Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Investment Grade Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek current income and total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2010, Eaton Vance Balanced Fund and Eaton Vance Investment Grade Income Fund held an interest of 49.9% and 32.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models.

Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant

21

Investment Grade Income Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the

22

Investment Grade Income Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

K  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio’s risk is limited to the premium paid.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio

23

Investment Grade Income Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

and BMR, the fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion and at a reduced rate on average daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February 2010, the portion of the adviser fee payable to Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2010, the Portfolio’s investment adviser fee totaled $626,376 of which $161 was allocated from Cash Management Portfolio and $626,215 was paid or accrued directly by the Portfolio. For the year ended December 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.45% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended December 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$82,650,916
U.S. Government and Agency Securities	48,767,968

$131,418,884

Sales

Investments (non-U.S. Government)	$34,205,896
U.S. Government and Agency Securities	88,719,674

$122,925,570

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$148,366,739

Gross unrealized appreciation	$6,804,531
Gross unrealized depreciation	(3,314,216)

Net unrealized appreciation	$3,490,315

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and credit default swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2010 is as follows:

Credit Default Swaps – Sell Protection

			Notional	Receive
			Amount**	Annual		Net
	Reference	Credit	(000’s	Fixed	Termination	Unrealized
Counterparty	Entity	Rating*	omitted)	Rate	Date	Depreciation

JPMorgan Chase Bank	HSBC Capital Funding LP (Preferred), 144A, 10.176% to 6/30/30, 12/31/49	A3/A-	$2,000	0.350%	6/20/11	$(8,492)

HSBC Bank, USA	Pulte Homes, Inc., 7.875%, 8/1/11	B1/BB-	1,000	0.880	6/20/12	(13,844)

						$(22,336)

Credit Default Swaps – Buy Protection

		Notional	Pay
		Amount	Annual		Net
	Reference	(000’s	Fixed	Termination	Unrealized
Counterparty	Entity	omitted)	Rate	Date	Appreciation

JPMorgan Chase Bank	HSBC Bank, PLC, 0.00%, 4/10/12	$2,000	0.095%	6/20/11	$2,265

$2,265

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if

24

Investment Grade Income Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

a credit event, as defined in the credit default swap agreement, were to occur. At December 31, 2010, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $3,000,000.

Written options activity for the year ended December 31, 2010 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	—	$—
Options written	25	(30,381)
Options terminated in closing purchase transactions	(25)	30,381

Outstanding, end of year	—	$—

At December 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate swaptions. The Portfolio also entered into options on U.S. Treasury futures contracts to enhance return.

The Portfolio enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At December 31, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $20,071.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts and over-the-counter option contracts are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At December 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk was $1,900,235, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $1,781,420. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At December 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $2,300 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2010 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative(1)	Liability Derivative(2)

Credit	Credit Default Swaps	$2,265	$(22,336)
Interest Rate	Interest Rate Swaptions	1,897,970	—

Total		$1,900,235	$(22,336)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts and Unaffiliated Investments, at value, respectively.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended December 31, 2010 was as follows:

			Change in
			Unrealized
		Realized Gain	Appreciation
		(Loss) on	(Depreciation) on
		Derivatives	Derivatives
		Recognized in	Recognized in
Risk	Derivative	Income(1)	Income(2)

Credit	Credit Default Swaps	$14,060	$20,476
Interest Rate	Purchased Options (including Interest Rate Swaptions)	(183,675)	574,612
Interest Rate	Written Options	(956)	—

Total		$(170,571)	$595,088

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts, Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts and Investments, respectively.

25

Investment Grade Income Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The average notional amounts of purchased options (including swaptions) and swap contracts outstanding during the year ended December 31, 2010, which are indicative of the volume of these derivative types, were approximately $16,077,000 and $5,000,000, respectively.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2010.

7   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee paid by the Portfolio amounted to $8,514 for the year ended December 31, 2010. At December 31, 2010, the value of the securities loaned and the value of the collateral received amounted to $8,849,743 and $9,007,550, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate Bonds	$—	$57,586,035	$—	$57,586,035
Agency Mortgage-Backed Securities	—	28,228,060	—	28,228,060
Commercial Mortgage-Backed Securities	—	19,826,719	—	19,826,719
Asset-Backed Securities	—	2,137,212	—	2,137,212
U.S. Treasury Obligations	—	26,019,253	—	26,019,253
Taxable Municipal Securities	—	412,969	—	412,969
Preferred Securities	127,100	4,369,990	—	4,497,090
Interest Rate Swaptions	—	1,897,970	—	1,897,970
Short-Term Investments	—	11,251,746	—	11,251,746

Total Investments	$127,100	$151,729,954	$—	$151,857,054

Credit Default Swaps	$—	$2,265	$—	$2,265

Total	$127,100	$151,732,219	$—	$151,859,319

Liability Description

Credit Default Swaps	$—	$(22,336)	$—	$(22,336)

Total	$—	$(22,336)	$—	$(22,336)

The Portfolio held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

26

Investment Grade Income Portfolio as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Investment Grade Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Investment Grade Income Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, was audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 26, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investment Grade Income Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2011

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Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Investment Grade Income Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Investment Grade Income Fund (the “Fund”) invests, with Boston Management and Research (“BMR” or the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the abilities and experience of such investment personnel in analyzing factors relevant to investing in investment grade bonds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

29

Eaton Vance Investment Grade Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Portfolio’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and relevant affiliates thereof are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Investment Grade Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Armored Wolf” refers to Armored Wolf, LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

31

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

John Brynjolfsson 1964	Vice President of the Trust	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

James H. Evans 1959	Vice President of the Trust	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

32

Eaton Vance Investment Grade Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 1962	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2002 and President of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Walter A. Row, III 1957	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Bernard Scozzafava 1961	Vice President of the Portfolio	Since 2010	Vice President of EVM and BMR. Mr. Scozzafava has been a fixed-income analyst at EVM since March 2006. Formerly, Portfolio Manager and Credit Analyst with MFS Investment Management (1989-2004). Officer of 1 registered investment company managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President of the Trust	Since 2010	Managing Director of Armored Wolf since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2006.

The SAI for the Fund and the Portfolio includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Investment Grade Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Investment Grade Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Investment Grade Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2978-2/11	IGISRC

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Large-Cap Growth Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions
• U.S. stocks finished 2010 with solid double-digit returns for the major
Lewis R. Piantedosi
Co-Portfolio Manager

Yana S. Barton, CFA
Co-Portfolio Manager market indices, despite the lingering effects of the Great Recession. The year overall was bracketed by solid quarters at both ends of the period, with some weakness in the middle. The weakness came as a variety of concerns – including a stubborn European credit crisis, a devastating oil spill in the Gulf of Mexico and growing political uncertainties in the U.S. – caused a spike in volatility at midyear, taking many markets down.
• The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year end.
• The broad-based S&P 500 Index was up 15.06% for the year ended December 31, 2010, while the blue-chip Dow Jones Industrial Average gained 14.06% and the technology-heavy NASDAQ Composite Index rose 18.16%. Growth indices outperformed value indices across all market capitalizations for the year. Meanwhile, small-cap and mid-cap stocks outperformed their larger-cap counterparts by wide margins, although all of the corresponding indices were firmly anchored in positive territory.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	All but one of the economic sectors represented in the Fund’s benchmark, the Russell 1000 Growth Index (the Index),[1] posted gains for the year ending December 31, 2010. Cyclical groups, which are industries that tend to perform better in an improving economy, led the market for the year, while defensive areas posted lower returns. The consumer discretionary, industrials and materials sectors led all groups, while the health care sector and the smallest benchmark component (utilities) were laggards.

•	Against this investment backdrop, the Fund[2] posted solid returns, but could not keep pace with the Index, which rose 16.71% for the year. While the Fund produced positive returns in the 8 of the 9 sectors in which it was invested, stock selection held back performance relative to the Index. Among sectors, information technology (IT) and energy helped returns, while health care, financials and consumer staples detracted from returns relative to the Index.

•	Although average large-cap stocks lagged small-cap investments for the year, large-cap company fundamentals and earnings appeared strong, as many large-cap firms remained cash-rich with low debt levels and high operating leverage. Overall, as the market rebounded in September and fears of a double-dip

Total Return Performance
12/31/09 – 12/31/10

Class A3	14.30%
Class B3	13.58
Class C3	13.46
Class I3	14.62
Class R3	14.11
Russell 1000 Growth Index[1]	16.71
Lipper Large-Cap Growth Funds Average[1]	14.80

See page 3 for more performance information.
[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separate registered investment company, Large-Cap Growth Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

1

Eaton Vance Large-Cap Growth Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

recession dissipated, Fund positions tied to a global growth theme moved higher. On a sector level, the Fund’s positioning in the IT sector added the most to relative returns. Fund selections in internet software and services (in particular, a company that provides global internet content and application delivery) and semiconductor names were among the Fund’s top performers for the year. Holdings in select oil & gas exploration companies with strong returns accounted for the Fund’s outperformance of the Index in the energy sector. Other strong individual positions held by the Fund included a multiline retailer, an IT consulting firm, and an air, freight & logistics company.

•	Selection among health care equipment and pharmaceutical stocks detracted the most from the Fund’s performance on a sector basis. In the consumer staples sector, lack of exposure to tobacco holdings, which realized double-digit returns, coupled with disappointing performance of a food and staples retailer hurt results. Although a slight overweight in financials was positive, this was offset by the sub-par performance of a holding in the diversified financial services industry. Other individual detractors included a leader in data center networking solutions and an oil & gas company.

•	Macro-economic factors will continue to create a challenging investment backdrop. Our view is that we will likely face a slower yet positive growth environment ahead. We believe this type of environment may bode well for the growth style, as investors may be willing to pay up for stocks of those companies able to grow at an above-average rate. While volatility will remain, we believe the Fund’s strategy of broad diversification and balance between cyclical and stable growers remains an appropriate approach to managing risk. As always, we thank you for your continued confidence and participation in the Fund.
The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings1
By net assets

Apple, Inc.	3.7%
Google, Inc., Class A	2.9
Oracle Corp.	2.7
Schlumberger, Ltd.	2.4
QUALCOMM, Inc.	2.3
Microsoft Corp.	2.0
Coca-Cola Co. (The)	2.0
EMC Corp.	1.9
Hess Corp.	1.9
Broadcom Corp., Class A	1.9

[1]	Top 10 Holdings represented 23.7% of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.
Sector Weightings2
By net assets
[2]	As a percentage of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.

2

Eaton Vance Large-Cap Growth Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Growth Index, an unmanaged index of 1,000 U.S. large-cap growth stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 1000 Growth Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I	Class R
Share Class Symbol	EALCX	EBLCX	ECLCX	ELCIX	ELCRX

Average Annual Total Returns (at net asset value)

One Year	14.30%	13.58%	13.46%	14.62%	14.11%
Five Years	4.04	3.35	3.28	N.A.	N.A.
Life of Fund†	7.16	6.40	6.36	1.16	20.93

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	7.71%	8.58%	12.46%	14.62%	14.11%
Five Years	2.82	3.00	3.28	N.A.	N.A.
Life of Fund†	6.40	6.40	6.36	1.16	20.93

†	Inception Dates – Class A, Class B, and Class C: 9/9/02; Class I: 5/3/07; Class R: 8/3/09
[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I	Class R

Gross Expense Ratio	1.49%	2.24%	2.24%	1.24%	1.74%
Net Expense Ratio	1.25	2.00	2.00	1.00	1.50

[2]	Source: Prospectus dated 5/1/10. Net Expense Ratio reflects a contractual expense reimbursement that continues through April 30, 2011. Without this expense reimbursement, performance would have been lower.
*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 9/9/02. A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 9/9/02 (commencement of operations), Class I shares on 5/3/07 (commencement of operations) and Class R shares on 8/3/09 (commencement of operations) would have been valued at $16,751, $16,697, $10,433 and $13,096, respectively, on 12/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Large-Cap Growth Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Large-Cap Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,243.80	$7.07	**
Class B	$1,000.00	$1,240.30	$10.67	**
Class C	$1,000.00	$1,239.30	$11.29	**
Class I	$1,000.00	$1,245.70	$5.66	**
Class R	$1,000.00	$1,241.90	$8.48	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	**
Class B	$1,000.00	$1,015.70	$9.60	**
Class C	$1,000.00	$1,015.10	$10.16	**
Class I	$1,000.00	$1,020.20	$5.09	**
Class R	$1,000.00	$1,017.60	$7.63	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 1.89% for Class B shares, 2.00% for Class C shares, 1.00% for Class I shares and 1.50% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to the administrator of the Fund, expenses would be higher.

4

Eaton Vance Large-Cap Growth Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investment in Large-Cap Growth Portfolio, at value (identified cost, $134,130,670)	$178,747,681
Receivable for Fund shares sold	265,639

Total assets	$179,013,320

Liabilities

Payable for Fund shares redeemed	$120,359
Payable to affiliates:
Distribution and service fees	54,491
Administration fee	22,254
Trustees’ fees	125
Accrued expenses	75,144

Total liabilities	$272,373

Net Assets	$178,740,947

Sources of Net Assets

Paid-in capital	$147,518,187
Accumulated net realized loss from Portfolio	(13,395,261)
Accumulated undistributed net investment income	1,010
Net unrealized appreciation from Portfolio	44,617,011

Total	$178,740,947

Class A Shares

Net Assets	$113,770,946
Shares Outstanding	6,840,963
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.63
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$17.64

Class B Shares

Net Assets	$8,929,396
Shares Outstanding	571,092
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.64

Class C Shares

Net Assets	$27,904,693
Shares Outstanding	1,789,609
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.59

Class I Shares

Net Assets	$27,560,474
Shares Outstanding	1,642,734
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.78

Class R Shares

Net Assets	$575,438
Shares Outstanding	34,711
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$16.58

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $6,026)	$2,092,244
Interest allocated from Portfolio	5,933
Expenses allocated from Portfolio	(1,126,009)

Total investment income from Portfolio	$972,168

Expenses

Administration fee	$229,589
Distribution and service fees
Class A	231,787
Class B	84,010
Class C	254,281
Class R	1,222
Trustees’ fees and expenses	500
Custodian fee	20,657
Transfer and dividend disbursing agent fees	216,656
Legal and accounting services	19,400
Printing and postage	29,245
Registration fees	69,443
Miscellaneous	13,437

Total expenses	$1,170,227

Deduct —
Allocation of expenses to affiliate	$192,107

Total expense reductions	$192,107

Net expenses	$978,120

Net investment loss	$(5,952)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$3,280,563
Foreign currency transactions	(221)

Net realized gain	$3,280,342

Change in unrealized appreciation (depreciation) —
Investments	$17,879,770
Foreign currency	3,100

Net change in unrealized appreciation (depreciation)	$17,882,870

Net realized and unrealized gain	$21,163,212

Net increase in net assets from operations	$21,157,260

See notes to financial statements

5

Eaton Vance Large-Cap Growth Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment loss	$(5,952)	$(52,425)
Net realized gain (loss) from investment and foreign currency transactions	3,280,342	(5,410,715)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	17,882,870	38,984,167

Net increase in net assets from operations	$21,157,260	$33,521,027

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$45,499,715	$45,650,814
Class B	1,848,577	2,415,578
Class C	7,164,366	10,309,369
Class I	10,372,910	21,542,733
Class R	511,467	1,000
Cost of shares redeemed
Class A	(31,742,868)	(37,422,807)
Class B	(2,119,379)	(2,435,368)
Class C	(8,070,265)	(6,042,376)
Class I	(9,581,896)	(867,233)
Class R	(21,014)	—
Net asset value of shares exchanged
Class A	1,657,677	740,623
Class B	(1,657,677)	(740,623)
Contingent deferred sales charges
Class B	1,238	8,629

Net increase in net assets from Fund share transactions	$13,862,851	$33,160,339

Net increase in net assets	$35,020,111	$66,681,366

Net Assets

At beginning of year	$143,720,836	$77,039,470

At end of year	$178,740,947	$143,720,836

Accumulated undistributed net investment income included in net assets

At end of year	$1,010	$2,002

See notes to financial statements

6

Eaton Vance Large-Cap Growth Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2010		2009		2008		2007	2006

Net asset value — Beginning of year	$14.550		$10.680		$17.300		$15.530	$14.100

Income (Loss) From Operations

Net investment income (loss)(1)	$0.019		$0.014		$0.021		$0.006	$(0.020)
Net realized and unrealized gain (loss)	2.061		3.856		(6.608)		1.954	1.773

Total income (loss) from operations	$2.080		$3.870		$(6.587)		$1.960	$1.753

Less Distributions

From net realized gain	$—		$—		$(0.033)		$(0.190)	$(0.323)

Total distributions	$—		$—		$(0.033)		$(0.190)	$(0.323)

Net asset value — End of year	$16.630		$14.550		$10.680		$17.300	$15.530

Total Return(2)	14.30%		36.11%		(38.08)%		12.60%	12.42	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$113,771		$85,281		$52,923		$71,184	$45,236
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.25	%(6)	1.25	%(6)	1.30	%(6)	1.39%	1.40%
Net investment income (loss)	0.13%		0.12%		0.15%		0.04%	(0.14)%
Portfolio Turnover of the Portfolio	59%		60%		84%		46%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The administrator subsidized certain operating expenses (equal to 0.13%, 0.24% and 0.16% of average daily net assets for the years ended December 31, 2010, 2009 and 2008, respectively).

See notes to financial statements

7

Eaton Vance Large-Cap Growth Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2010		2009		2008		2007	2006

Net asset value — Beginning of year	$13.770		$10.170		$16.580		$15.010	$13.730

Income (Loss) From Operations

Net investment loss(1)	$(0.083)		$(0.057)		$(0.085)		$(0.112)	$(0.125)
Net realized and unrealized gain (loss)	1.951		3.645		(6.293)		1.872	1.728

Total income (loss) from operations	$1.868		$3.588		$(6.378)		$1.760	$1.603

Less Distributions

From net realized gain	$—		$—		$(0.033)		$(0.190)	$(0.323)

Total distributions	$—		$—		$(0.033)		$(0.190)	$(0.323)

Contigent deferred sales charges(1)	$0.002		$0.012		$0.001		$—	$—

Net asset value — End of year	$15.640		$13.770		$10.170		$16.580	$15.010

Total Return(2)	13.58%		35.40%		(38.53)%		11.70%	11.67	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$8,929		$9,809		$8,036		$15,802	$12,484
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.95	%(6)	1.88	%(6)	2.05	%(6)	2.14%	2.15%
Net investment loss	(0.59)%		(0.50)%		(0.62)%		(0.70)%	(0.88)%
Portfolio Turnover of the Portfolio	59%		60%		84%		46%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The administrator subsidized certain operating expenses (equal to 0.13%, 0.24% and 0.15% of average daily net assets for the years ended December 31, 2010, 2009 and 2008, respectively).

See notes to financial statements

8

Eaton Vance Large-Cap Growth Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2010		2009		2008		2007	2006

Net asset value — Beginning of year	$13.740		$10.160		$16.590		$15.010	$13.730

Income (Loss) From Operations

Net investment loss(1)	$(0.089)		$(0.072)		$(0.083)		$(0.114)	$(0.127)
Net realized and unrealized gain (loss)	1.939		3.652		(6.314)		1.884	1.730

Total income (loss) from operations	$1.850		$3.580		$(6.397)		$1.770	$1.603

Less Distributions

From net realized gain	$—		$—		$(0.033)		$(0.190)	$(0.323)

Total distributions	$—		$—		$(0.033)		$(0.190)	$(0.323)

Net asset value — End of year	$15.590		$13.740		$10.160		$16.590	$15.010

Total Return(2)	13.46%		35.10%		(38.56)%		11.77%	11.67	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$27,905		$25,645		$15,424		$20,818	$13,146
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.00	%(6)	2.00	%(6)	2.05	%(6)	2.14%	2.15%
Net investment loss	(0.64)%		(0.62)%		(0.60)%		(0.70)%	(0.88)%
Portfolio Turnover of the Portfolio	59%		60%		84%		46%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	During the year ended December 31, 2006, the investment adviser reimbursed the Fund, through the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended December 31, 2006.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The administrator subsidized certain operating expenses (equal to 0.13%, 0.24% and 0.16% of average daily net assets for the years ended December 31, 2010, 2009 and 2008, respectively).

See notes to financial statements

9

Eaton Vance Large-Cap Growth Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,
							Period Ended
	2010		2009		2008		December 31, 2007(1)

Net asset value — Beginning of period	$14.640		$10.720		$17.320		$16.290

Income (Loss) From Operations

Net investment income(2)	$0.053		$0.056		$0.059		$0.010
Net realized and unrealized gain (loss)	2.087		3.864		(6.626)		1.210

Total income (loss) from operations	$2.140		$3.920		$(6.567)		$1.220

Less Distributions

From net realized gain	$—		$—		$(0.033)		$(0.190)

Total distributions	$—		$—		$(0.033)		$(0.190)

Net asset value — End of period	$16.780		$14.640		$10.720		$17.320

Total Return(3)	14.62%		36.57%		(37.98)%		7.46	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,560		$22,984		$656		$127
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.00	%(7)	1.00	%(7)	1.05	%(7)	1.14	%(8)
Net investment income	0.35%		0.43%		0.44%		0.09	%(8)
Portfolio Turnover of the Portfolio	59%		60%		84%		46	%(9)

(1)	For the period from the start of business, May 3, 2007, to December 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The administrator subsidized certain operating expenses (equal to 0.13%, 0.24% and 0.16% of average daily net assets for the years ended December 31, 2010, 2009 and 2008, respectively).

(8)	Annualized.

(9)	For the Portfolio’s fiscal year ended December 31, 2007.

See notes to financial statements

10

Eaton Vance Large-Cap Growth Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R
	Year Ended		Period Ended
	December 31, 2010		December 31, 2009(1)

Net asset value — Beginning of period	$14.530		$12.660

Income (Loss) From Operations

Net investment loss(2)	$(0.011)		$(0.008)
Net realized and unrealized gain	2.061		1.878

Total income from operations	$2.050		$1.870

Net asset value — End of period	$16.580		$14.530

Total Return(3)	14.11%		14.77	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$575		$1
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.50	%(7)	1.50	%(7)(8)
Net investment loss	(0.08)%		(0.15	)%(8)
Portfolio Turnover of the Portfolio	59%		60	%(9)

(1)	For the period from the start of business, August 3, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The administrator subsidized certain operating expenses (equal to 0.13% and 0.24% of average daily net assets for the year ended December 31, 2010 and the period ended December 31, 2009, respectively).

(8)	Annualized.

(9)	For the Portfolio’s fiscal year ended December 31, 2009.

See notes to financial statements

11

Eaton Vance Large-Cap Growth Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Large-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (87.8% at December 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $13,533,961 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($5,721,418) and December 31, 2017 ($7,812,543). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

During the year ended December 31, 2010, a capital loss carryforward of $3,262,598 was utilized to offset net realized gains by the Fund.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising

12

Eaton Vance Large-Cap Growth Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2010, accumulated net investment loss was decreased by $4,960, accumulated net realized loss was decreased by $1,684 and paid-in capital was decreased by $6,644 due to differences between book and tax accounting, primarily for net operating losses, investments in partnerships and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(13,533,961)
Net unrealized appreciation	$44,756,721

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2010, the administration fee amounted to $229,589. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.25%, 2.00%, 2.00%, 1.00% and 1.50% annually of the Fund’s average daily net assets for Class A, Class B, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after April 30, 2011. Pursuant to this agreement, EVM was allocated $192,107 of the Fund’s operating expenses for the year ended December 31, 2010. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2010, EVM earned $6,978 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $25,076 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2010. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay

13

Eaton Vance Large-Cap Growth Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2010 amounted to $231,787 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Such payments were discontinued during portions of the year ended December 31, 2010 with respect to Class B. For the year ended December 31, 2010, the Fund paid or accrued to EVD $61,942 and $190,711 for Class B and Class C shares, respectively, representing 0.70% and 0.75% of the average daily net assets of Class B and Class C shares, respectively. At December 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $26,000 and $1,593,000, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2010, the Fund paid or accrued to EVD $611, representing 0.25% of the average daily net assets of Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2010 amounted to $22,068, $63,570 and $611 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2010, the Fund was informed that EVD received approximately $4,000, $13,000 and $3,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively. In addition, $1,238 of CDSCs were paid by Class B shareholders directly to the Fund for days when no Uncovered Distribution Charges existed.

6   Investment Transactions

For the year ended December 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $35,941,198 and $22,745,149, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2010	2009

Sales	3,039,715	3,770,680
Redemptions	(2,172,084)	(2,925,375)
Exchange from Class B shares	110,652	62,021

Net increase	978,283	907,326

14

Eaton Vance Large-Cap Growth Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class B	2010	2009

Sales	129,839	207,030
Redemptions	(153,746)	(219,925)
Exchange to Class A shares	(117,342)	(65,303)

Net decrease	(141,249)	(78,198)

	Year Ended December 31,
Class C	2010	2009

Sales	507,473	895,332
Redemptions	(584,206)	(546,309)

Net increase (decrease)	(76,733)	349,023

	Year Ended December 31,
Class I	2010	2009

Sales	684,080	1,579,373
Redemptions	(611,739)	(70,195)

Net increase	72,341	1,509,178

	Year Ended	Period Ended
Class R	December 31, 2010	December 31, 2009(1)

Sales	36,024	79
Redemptions	(1,392)	—

Net increase	34,632	79

(1)	Class R commenced operations on August 3, 2009.

15

Eaton Vance Large-Cap Growth Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Growth Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Growth Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2011

16

Eaton Vance Large-Cap Growth Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Large-Cap Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.2%

Security	Shares	Value

Aerospace & Defense — 2.5%

Boeing Co. (The)	29,800	$1,944,748
United Technologies Corp.	39,800	3,133,056

		$5,077,804

Air Freight & Logistics — 2.2%

Expeditors International of Washington, Inc.	44,600	$2,435,160
FedEx Corp.	22,300	2,074,123

		$4,509,283

Auto Components — 1.8%

Johnson Controls, Inc.	48,200	$1,841,240
Lear Corp.(1)	18,100	1,786,651

		$3,627,891

Automobiles — 1.7%

Ford Motor Co.(1)	210,200	$3,529,258

		$3,529,258

Beverages — 4.2%

Anheuser-Busch InBev NV ADR	31,500	$1,798,335
Coca-Cola Co. (The)	60,600	3,985,662
PepsiCo, Inc.	42,950	2,805,923

		$8,589,920

Biotechnology — 1.8%

Amgen, Inc.(1)	32,400	$1,778,760
Celgene Corp.(1)	32,228	1,905,964

		$3,684,724

Capital Markets — 1.4%

State Street Corp.	60,800	$2,817,472

		$2,817,472

Chemicals — 1.6%

Monsanto Co.	47,700	$3,321,828

		$3,321,828

Commercial Services & Supplies — 0.9%

Waste Management, Inc.	48,200	$1,777,134

		$1,777,134

Communications Equipment — 7.0%

Cisco Systems, Inc.(1)	174,300	$3,526,089
Juniper Networks, Inc.(1)	101,400	3,743,688
QUALCOMM, Inc.	93,700	4,637,213
Research In Motion, Ltd.(1)	40,900	2,377,517

		$14,284,507

Computers & Peripherals — 5.6%

Apple, Inc.(1)	23,500	$7,580,160
EMC Corp.(1)	171,300	3,922,770

		$11,502,930

Construction & Engineering — 1.2%

Fluor Corp.	37,200	$2,464,872

		$2,464,872

Consumer Finance — 1.4%

American Express Co.	65,700	$2,819,844

		$2,819,844

Diversified Consumer Services — 0.9%

Coinstar, Inc.(1)	31,400	$1,772,216

		$1,772,216

Diversified Financial Services — 1.9%

JPMorgan Chase & Co.	90,700	$3,847,494

		$3,847,494

Electrical Equipment — 0.8%

Emerson Electric Co.	28,200	$1,612,194

		$1,612,194

Energy Equipment & Services — 3.4%

Halliburton Co.	51,200	$2,090,496
Schlumberger, Ltd.	57,400	4,792,900

		$6,883,396

See notes to financial statements

18

Large-Cap Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Food & Staples Retailing — 3.4%

Costco Wholesale Corp.	45,100	$3,256,671
Wal-Mart Stores, Inc.	68,400	3,688,812

		$6,945,483

Food Products — 0.9%

Nestle SA	31,000	$1,816,094

		$1,816,094

Health Care Equipment & Supplies — 1.3%

Covidien PLC	26,500	$1,209,990
St. Jude Medical, Inc.(1)	32,300	1,380,825

		$2,590,815

Hotels, Restaurants & Leisure — 2.2%

Carnival Corp.	45,660	$2,105,383
Starbucks Corp.	74,000	2,377,620

		$4,483,003

Household Products — 0.9%

Colgate-Palmolive Co.	22,000	$1,768,140

		$1,768,140

Industrial Conglomerates — 1.4%

3M Co.	34,000	$2,934,200

		$2,934,200

Internet & Catalog Retail — 0.9%

Amazon.com, Inc.(1)	10,200	$1,836,000

		$1,836,000

Internet Software & Services — 5.5%

Akamai Technologies, Inc.(1)	73,600	$3,462,880
Google, Inc., Class A(1)	10,000	5,939,700
VeriSign, Inc.	53,700	1,754,379

		$11,156,959

IT Services — 2.3%

Cognizant Technology Solutions Corp., Class A(1)	22,600	$1,656,354
International Business Machines Corp.	20,600	3,023,256

		$4,679,610

Machinery — 4.6%

Caterpillar, Inc.	32,807	$3,072,704
Deere & Co.	26,000	2,159,300
PACCAR, Inc.	35,400	2,032,668
Parker Hannifin Corp.	23,400	2,019,420

		$9,284,092

Media — 2.4%

Discovery Communications, Inc., Class A(1)	52,000	$2,168,400
Walt Disney Co. (The)	70,700	2,651,957

		$4,820,357

Metals & Mining — 2.6%

Freeport-McMoRan Copper & Gold, Inc.	26,500	$3,182,385
Nucor Corp.	50,200	2,199,764

		$5,382,149

Multiline Retail — 2.0%

Macy’s, Inc.	102,800	$2,600,840
Target Corp.	24,900	1,497,237

		$4,098,077

Oil, Gas & Consumable Fuels — 7.0%

Apache Corp.	29,500	$3,517,285
Exxon Mobil Corp.	47,982	3,508,444
Hess Corp.	51,200	3,918,848
Occidental Petroleum Corp.	33,100	3,247,110

		$14,191,687

Pharmaceuticals — 3.5%

Abbott Laboratories	31,850	$1,525,934
Allergan, Inc.	36,600	2,513,322
Johnson & Johnson	22,300	1,379,255
Shire PLC ADR	24,700	1,787,786

		$7,206,297

Semiconductors & Semiconductor Equipment — 6.0%

Analog Devices, Inc.	47,600	$1,793,092
Broadcom Corp., Class A	88,650	3,860,707
Cypress Semiconductor Corp.(1)	189,100	3,513,478
Intel Corp.	141,400	2,973,642

		$12,140,919

See notes to financial statements

19

Large-Cap Growth Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Software — 7.1%

Activision Blizzard, Inc.	235,000	$2,923,400
Intuit, Inc.(1)	40,300	1,986,790
Microsoft Corp.	144,432	4,032,541
Oracle Corp.	178,300	5,580,790

		$14,523,521

Specialty Retail — 0.9%

Bed Bath & Beyond, Inc.(1)	39,500	$1,941,425

		$1,941,425

Textiles, Apparel & Luxury Goods — 1.8%

NIKE, Inc., Class B	41,900	$3,579,098

		$3,579,098

Wireless Telecommunication Services — 1.2%

American Tower Corp., Class A(1)	45,700	$2,359,948

		$2,359,948

Total Common Stocks
(identified cost $148,656,652)		$199,860,641

Short-Term Investments — 2.8%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(2)(3)	$5,780	$5,780,303

Total Short-Term Investments
(identified cost $5,780,303)		$5,780,303

Total Investments — 101.0%
(identified cost $154,436,955)		$205,640,944

Other Assets, Less Liabilities — (1.0)%		$(2,076,247)

Net Assets — 100.0%		$203,564,697

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

(3)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended December 31, 2010 was $6,159 and $0, respectively.

See notes to financial statements

20

Large-Cap Growth Portfolio as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $148,656,652)	$199,860,641
Affiliated investment, at value (identified cost, $5,780,303)	5,780,303
Dividends receivable	136,101
Interest receivable from affiliated investment	631
Tax reclaims receivable	36,466

Total assets	$205,814,142

Liabilities

Payable for investments purchased	$2,074,192
Payable to affiliates:
Investment adviser fee	109,658
Trustees’ fees	1,588
Accrued expenses	64,007

Total liabilities	$2,249,445

Net Assets applicable to investors’ interest in Portfolio	$203,564,697

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$152,355,200
Net unrealized appreciation	51,209,497

Total	$203,564,697

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends (net of foreign taxes, $6,990)	$2,411,745
Interest allocated from affiliated investments	6,845
Expenses allocated from affiliated investments	(686)

Total investment income	$2,417,904

Expenses

Investment adviser fee	$1,149,314
Trustees’ fees and expenses	6,474
Custodian fee	106,132
Legal and accounting services	29,590
Miscellaneous	7,905

Total expenses	$1,299,415

Net investment income	$1,118,489

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$3,808,781
Investment transactions allocated from affiliated investments	213
Foreign currency transactions	(256)

Net realized gain	$3,808,738

Change in unrealized appreciation (depreciation) —
Investments	$20,448,751
Foreign currency	3,542

Net change in unrealized appreciation (depreciation)	$20,452,293

Net realized and unrealized gain	$24,261,031

Net increase in net assets from operations	$25,379,520

See notes to financial statements

21

Large-Cap Growth Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$1,118,489	$775,069
Net realized gain (loss) from investment and foreign currency transactions	3,808,738	(6,780,996)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	20,452,293	46,318,232

Net increase in net assets from operations	$25,379,520	$40,312,305

Capital transactions —
Contributions	$42,181,142	$71,107,268
Withdrawals	(31,626,846)	(36,913,195)

Net increase in net assets from capital transactions	$10,554,296	$34,194,073

Net increase in net assets	$35,933,816	$74,506,378

Net Assets

At beginning of year	$167,630,881	$93,124,503

At end of year	$203,564,697	$167,630,881

See notes to financial statements

22

Large-Cap Growth Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.73%	0.75%	0.76%	0.75%	0.78%
Net investment income	0.63%	0.63%	0.69%	0.67%	0.48%
Portfolio Turnover	59%	60%	84%	46%	56%

Total Return	14.89%	36.77%	(37.73)%	13.30%	13.14	%(2)

Net assets, end of year (000’s omitted)	$203,565	$167,631	$93,125	$128,121	$84,017

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	During the year ended December 31, 2006, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended December 31, 2006.

See notes to financial statements

23

Large-Cap Growth Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Large-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2010, Eaton Vance Large-Cap Growth Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 87.8% and 3.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

24

Large-Cap Growth Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2010, the Portfolio’s investment adviser fee totaled $1,149,545 of which $231 was allocated from Cash Management Portfolio and $1,149,314 was paid or accrued directly by the Portfolio. For the year ended December 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.65% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who

25

Large-Cap Growth Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $113,301,087 and $102,055,826, respectively, for the year ended December 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$154,531,336

Gross unrealized appreciation	$51,618,005
Gross unrealized depreciation	(508,397)

Net unrealized appreciation	$51,109,608

The net unrealized appreciation on foreign currency at December 31, 2010 on a federal income tax basis was $5,508.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2010.

6   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$29,687,325	$—		$—	$29,687,325
Consumer Staples	17,303,543	1,816,094		—	19,119,637
Energy	21,075,083	—		—	21,075,083
Financials	9,484,810	—		—	9,484,810
Health Care	13,481,836	—		—	13,481,836
Industrials	27,659,579	—		—	27,659,579
Information Technology	68,288,446	—		—	68,288,446
Materials	8,703,977	—		—	8,703,977
Telecommunication Services	2,359,948	—		—	2,359,948

Total Common Stocks	$198,044,547	$1,816,094	*	$—	$199,860,641

Short-Term Investments	$—	$5,780,303		$—	$5,780,303

Total Investments	$198,044,547	$7,596,397		$—	$205,640,944

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

26

Large-Cap Growth Portfolio as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Large-Cap Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Large-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Growth Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2011

27

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Large-Cap Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Large-Cap Growth Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes in such personnel. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

29

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Large-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Armored Wolf” refers to Armored Wolf, LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

31

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2002	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Yana S. Barton 1975	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

John Brynjolfsson 1964	Vice President of the Trust	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

James H. Evans 1959	Vice President of the Trust	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

32

Eaton Vance Large-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Gregory R. Greene 1966	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Lewis R. Piantedosi 1965	President of the Portfolio(4)	Since 2011	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Walter A. Row, III 1957	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President of the Trust	Since 2010	Managing Director of Armored Wolf since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2006 and President of the Portfolio since 2002.

(4)	Prior to 2011, Mr. Piantedosi served as Vice President of the Portfolio since 2002.

The SAI for the Fund and the Portfolio includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

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Investment Adviser of Large-Cap Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Large-Cap Growth Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Large-Cap Growth Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1559-2/11	LCCSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2010

EATON VANCE LARGE-CAP VALUE FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Large-Cap Value Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Portfolio Management Team
Back row: Michael Mach, Lead
Portfolio Manager, Stephen J.
Kaszynski. Front row: John D.
Crowley, Matthew F. Beaudry
•	U.S. stocks finished 2010 with solid double-digit returns for the major market indices, despite the lingering effects of the Great Recession. The year over- all was bracketed by solid quarters at both ends of the period, with some weakness in the middle. The weakness came as a variety of concerns — including a stubborn European credit crisis, a devastating oil spill in the Gulf of Mexico and growing political uncertainties in the U.S. — caused a spike in volatility at midyear, taking many markets down.

•	The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year end.

•	The broad-based S&P 500 Index was up 15.06% for the year ended December 31, 2010, while the blue-chip Dow Jones Industrial Average gained 14.06% and the technology-heavy NASDAQ Composite Index rose 18.16%. Growth indices outperformed value indices across all market capitalizations for the year. Meanwhile, small-cap and mid-cap stocks outperformed their larger-cap counterparts by wide margins, although all of the corresponding indices were firmly anchored in positive territory.
Management Discussion
•	Though strong, the return of Eaton Vance Large-Cap Value Fund (the Fund)[1] trailed that of its benchmark—the Russell 1000 Value Index (the Index)[2] —which gained 15.51% for the 12-month period ending December 31, 2010. All 10 economic sectors of the Index ended the year in positive territory, while the Fund was positive in nine of the 10 sectors. A modest loss in health care (-2.81%) was the lone exception.

•	On a sector basis, the Fund’s largest detractor was stock selection in energy. Although a slight overweighting in energy, which gained roughly 25%, was beneficial, a number of the Fund’s individual positions in the sector were hurt by the Gulf oil crisis. Overall, three of the Fund’s 10 worst-performing stocks for the year were from the energy sector, including the top individual detractor—one of the largest independent oil and natural gas exploration and production companies in the world—which was a significant investor, along with BP, in the Gulf platform where the drilling disaster occurred.

•	Information technology (IT) was another detractor, as both sector and stock selection were negative, particularly the latter. The Index’s IT exposure gained roughly 13% during 2010; by comparison, the Fund’s allocation to the sector had a flat return.

Total Return Performance
12/31/09 — 12/31/10

Class A3	10.05%
Class B3	9.26
Class C3	9.22
Class I3	10.36
Class R3	9.73
Russell 1000 Value Index[2]	15.51
Lipper Large-Cap Core Funds Average[2]	12.94

See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Large-Cap Value Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Large-Cap Value Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	On the upside, the Fund’s underweighting in financials and favorable stock picks in the group had the largest contribution to its results relative to the Index. Having less exposure to financials than the Index worked to the Fund’s advantage, given that the sector trailed the benchmark’s overall return. Stock selection in the sector also was favorable relative to the Index, which further boosted the Fund’s comparative showing.

•	Security selection and an overweighting in materials were solid contributors as well. The materials sector was one of the best-performing Index categories in 2010. As such, the Fund’s overweighted positioning paid off relative to the Index. Within the sector, Fund had particularly strong results in the metals & mining industry. On a relative basis, the Fund’s best-performing security overall—a position in one the world’s largest producers of copper and gold—was from the metals & mining category.

•	Looking forward, we believe the environment for stock picking is beginning to change. For most of 2010, stocks were highly correlated—meaning the majority rose or fell in sync with macroeconomic factors. However, that correlation fell sharply in the fourth quarter. The decline suggested that company-specific factors, rather than macroeconomic conditions, were driving stock returns. Such a scenario could play to the strength of Eaton Vance’s research capabilities.

•	Regardless of which direction the market takes, we remain committed to investing in companies we feel have strong business franchises and attractive growth prospects. We intend to invest in such companies only when they are available at what we regard as discounted valuations versus the broad market averages and our analysts’ estimates of fair market value.

•	We thank you for your continued confidence and participation in the Fund.
Portfolio Composition
Top 10 Holdings1

By net assets

Wells Fargo & Co.	3.0%
ConocoPhillips	2.7
Occidental Petroleum Corp.	2.6
JPMorgan Chase & Co.	2.6
Apache Corp.	2.4
Pfizer, Inc.	2.4
Wal-Mart Stores, Inc.	2.4
Johnson & Johnson	2.2
PNC Financial Services Group, Inc.	2.2
Nestle SA	2.1

1	Top 10 Holdings represented 24.6% of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.
Sector Weightings2
By net assets

2	As a percentage of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Large-Cap Value Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, an unmanaged index of 1,000 U.S. large-cap value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I	Class R
Share Class Symbol	EHSTX	EMSTX	ECSTX	EILVX	ERSTX

Average Annual Total Returns (at net asset value)

One Year	10.05%	9.26%	9.22%	10.36%	9.73%
Five Years	1.97	1.21	1.21	2.26	1.72
Ten Years	4.15	3.37	3.36	N.A.	N.A.
Life of Fund†	9.16	8.45	8.55	3.88	4.41
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	3.73%	4.26%	8.22%	10.36%	9.73%
Five Years	0.78	0.83	1.21	2.26	1.72
Ten Years	3.54	3.37	3.36	N.A.	N.A.
Life of Fund†	9.08	8.45	8.55	3.88	4.41

†	Inception Dates — Class A: 9/23/31; Class B: 8/17/94; Class C: 11/4/94; Class I: 12/28/04; Class R: 2/18/04

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% - 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I	Class R

Expense Ratio	1.03%	1.78%	1.78%	0.78%	1.28%

[2]	Source: Prospectus dated 5/1/10.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 9/23/31.

A $10,000 hypothetical investment at net asset value in Class B and Class C shares on 12/31/00, Class I shares on 12/28/04 (commencement of operations) and Class R shares on 2/18/04 (commencement of operations) would have been valued at $13,936, $13,925, $12,574 and $13,450, respectively, on 12/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Large-Cap Value Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Large-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,199.80	$5.43
Class B	$1,000.00	$1,195.10	$9.57
Class C	$1,000.00	$1,194.60	$9.57
Class I	$1,000.00	$1,201.40	$4.05
Class R	$1,000.00	$1,198.00	$6.81

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.99
Class B	$1,000.00	$1,016.50	$8.79
Class C	$1,000.00	$1,016.50	$8.79
Class I	$1,000.00	$1,021.50	$3.72
Class R	$1,000.00	$1,019.00	$6.26

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98% for Class A shares, 1.73% for Class B shares, 1.73% for Class C shares, 0.73% for Class I shares and 1.23% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Large-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investment in Large-Cap Value Portfolio, at value (identified cost, $13,384,267,702)	$17,232,637,764
Receivable for Fund shares sold	153,966,159

Total assets	$17,386,603,923

Liabilities

Payable for Fund shares redeemed	$52,164,398
Payable to affiliates:
Distribution and service fees	2,769,171
Trustees’ fees	125
Accrued expenses	4,507,848

Total liabilities	$59,441,542

Net Assets	$17,327,162,381

Sources of Net Assets

Paid-in capital	$16,709,992,912
Accumulated net realized loss from Portfolio	(3,236,255,959)
Accumulated undistributed net investment income	5,055,366
Net unrealized appreciation from Portfolio	3,848,370,062

Total	$17,327,162,381

Class A Shares

Net Assets	$9,185,081,162
Shares Outstanding	504,180,888
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.22
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$19.33

Class B Shares

Net Assets	$99,886,061
Shares Outstanding	5,479,962
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.23

Class C Shares

Net Assets	$735,496,255
Shares Outstanding	40,365,085
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.22

Class I Shares

Net Assets	$6,947,017,814
Shares Outstanding	380,313,603
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.27

Class R Shares

Net Assets	$359,681,089
Shares Outstanding	19,771,184
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.19

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $2,748,402)	$340,702,365
Interest allocated from Portfolio	580,717
Securities lending income allocated from Portfolio, net	1,663,925
Expenses allocated from Portfolio	(96,986,313)

Total investment income from Portfolio	$245,960,694

Expenses

Distribution and service fees
Class A	$22,558,556
Class B	1,087,121
Class C	7,325,685
Class R	1,621,245
Trustees’ fees and expenses	501
Custodian fee	29,615
Transfer and dividend disbursing agent fees	20,700,953
Legal and accounting services	131,128
Printing and postage	1,313,645
Registration fees	607,807
Miscellaneous	68,494

Total expenses	$55,444,750

Net investment income	$190,515,944

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$226,666,347
Foreign currency transactions	(111,263)

Net realized gain	$226,555,084

Change in unrealized appreciation (depreciation) —
Investments	$1,170,271,895
Foreign currency	671,379

Net change in unrealized appreciation (depreciation)	$1,170,943,274

Net realized and unrealized gain	$1,397,498,358

Net increase in net assets from operations	$1,588,014,302

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$190,515,944	$186,400,475
Net realized gain (loss) from investment and foreign currency transactions and capital gain distributions received	226,555,084	(1,774,831,369)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	1,170,943,274	4,030,678,894

Net increase in net assets from operations	$1,588,014,302	$2,442,248,000

Distributions to shareholders —
From net investment income
Class A	$(97,900,821)	$(125,131,292)
Class B	(341,411)	(956,603)
Class C	(2,484,277)	(5,165,474)
Class I	(84,431,578)	(57,261,629)
Class R	(2,804,987)	(3,292,972)

Total distributions to shareholders	$(187,963,074)	$(191,807,970)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,669,785,628	$4,368,172,930
Class B	6,556,602	9,554,361
Class C	126,318,653	171,889,963
Class I	3,520,849,335	3,542,643,662
Class R	102,381,607	114,214,246
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	90,230,580	105,701,410
Class B	276,657	770,749
Class C	1,663,535	3,488,132
Class I	45,586,424	33,233,714
Class R	2,588,691	3,000,006
Cost of shares redeemed
Class A	(3,810,948,426)	(3,740,017,307)
Class B	(22,617,535)	(31,414,064)
Class C	(202,232,637)	(180,094,904)
Class I	(2,654,254,571)	(811,589,817)
Class R	(90,762,691)	(62,255,116)
Net asset value of shares exchanged
Class A	16,445,954	14,394,205
Class B	(16,445,954)	(14,394,205)

Net increase (decrease) in net assets from Fund share transactions	$(214,578,148)	$3,527,297,965

Net increase in net assets	$1,185,473,080	$5,777,737,995

	Year Ended	Year Ended
Net Assets	December 31, 2010	December 31, 2009

At beginning of year	$16,141,689,301	$10,363,951,306

At end of year	$17,327,162,381	$16,141,689,301

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$5,055,366	$(3,612,080)

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$16.740	$14.540	$22.520	$21.040	$18.420

Income (Loss) From Operations

Net investment income(1)	$0.187	$0.216	$0.289	$0.273	$0.276
Net realized and unrealized gain (loss)	1.478	2.207	(7.993)	1.805	3.145

Total income (loss) from operations	$1.665	$2.423	$(7.704)	$2.078	$3.421

Less Distributions

From net investment income	$(0.185)	$(0.223)	$(0.270)	$(0.282)	$(0.262)
From net realized gain	—	—	(0.006)	(0.306)	(0.539)
Tax return of capital	—	—	—	(0.010)	—

Total distributions	$(0.185)	$(0.223)	$(0.276)	$(0.598)	$(0.801)

Net asset value — End of year	$18.220	$16.740	$14.540	$22.520	$21.040

Total Return(2)	10.05%	17.01%	(34.47)%	9.99%	18.81%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$9,185,081	$9,470,973	$7,264,003	$5,709,362	$3,369,986
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.98%	1.03%	1.00%	0.98%†	1.01%†
Net investment income	1.11%	1.49%	1.53%	1.23%	1.39%
Portfolio Turnover of the Portfolio	31%	56%	61%	35%	52%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$16.740	$14.540	$22.510	$21.040	$18.420

Income (Loss) From Operations

Net investment income(1)	$0.059	$0.115	$0.139	$0.103	$0.128
Net realized and unrealized gain (loss)	1.486	2.194	(7.980)	1.801	3.146

Total income (loss) from operations	$1.545	$2.309	$(7.841)	$1.904	$3.274

Less Distributions

From net investment income	$(0.055)	$(0.109)	$(0.126)	$(0.118)	$(0.115)
From net realized gain	—	—	(0.003)	(0.306)	(0.539)
Tax return of capital	—	—	—	(0.010)	—

Total distributions	$(0.055)	$(0.109)	$(0.129)	$(0.434)	$(0.654)

Net asset value — End of year	$18.230	$16.740	$14.540	$22.510	$21.040

Total Return(2)	9.26%	16.09%	(34.95)%	9.13%	17.92%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$99,886	$123,715	$144,129	$261,680	$252,843
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.73%	1.78%	1.75%	1.73%†	1.76%†
Net investment income	0.35%	0.80%	0.72%	0.46%	0.65%
Portfolio Turnover of the Portfolio	31%	56%	61%	35%	52%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$16.740	$14.540	$22.520	$21.040	$18.420

Income (Loss) From Operations

Net investment income(1)	$0.061	$0.111	$0.145	$0.106	$0.128
Net realized and unrealized gain (loss)	1.477	2.203	(7.994)	1.808	3.146

Total income (loss) from operations	$1.538	$2.314	$(7.849)	$1.914	$3.274

Less Distributions

From net investment income	$(0.058)	$(0.114)	$(0.128)	$(0.118)	$(0.115)
From net realized gain	—	—	(0.003)	(0.306)	(0.539)
Tax return of capital	—	—	—	(0.010)	—

Total distributions	$(0.058)	$(0.114)	$(0.131)	$(0.434)	$(0.654)

Net asset value — End of year	$18.220	$16.740	$14.540	$22.520	$21.040

Total Return(2)	9.22%	16.13%	(34.94)%	9.13%	17.92%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$735,496	$749,389	$654,757	$713,773	$462,469
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.73%	1.78%	1.75%	1.73%†	1.76%†
Net investment income	0.36%	0.77%	0.76%	0.48%	0.65%
Portfolio Turnover of the Portfolio	31%	56%	61%	35%	52%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$16.780	$14.580	$22.550	$21.040	$18.420

Income (Loss) From Operations

Net investment income(1)	$0.232	$0.251	$0.343	$0.340	$0.329
Net realized and unrealized gain (loss)	1.486	2.208	(7.989)	1.795	3.141

Total income (loss) from operations	$1.718	$2.459	$(7.646)	$2.135	$3.470

Less Distributions

From net investment income	$(0.228)	$(0.259)	$(0.317)	$(0.309)	$(0.311)
From net realized gain	—	—	(0.007)	(0.306)	(0.539)
Tax return of capital	—	—	—	(0.010)	—

Total distributions	$(0.228)	$(0.259)	$(0.324)	$(0.625)	$(0.850)

Net asset value — End of year	$18.270	$16.780	$14.580	$22.550	$21.040

Total Return(2)	10.36%	17.26%	(34.22)%	10.27%	19.10%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,947,018	$5,482,122	$2,085,283	$549,834	$63,157
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.73%	0.78%	0.75%	0.73%†	0.77%†
Net investment income	1.37%	1.70%	1.92%	1.52%	1.65%
Portfolio Turnover of the Portfolio	31%	56%	61%	35%	52%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$16.720	$14.530	$22.490	$21.040	$18.420

Income (Loss) From Operations

Net investment income(1)	$0.147	$0.180	$0.246	$0.218	$0.225
Net realized and unrealized gain (loss)	1.467	2.198	(7.980)	1.804	3.152

Total income (loss) from operations	$1.614	$2.378	$(7.734)	$2.022	$3.377

Less Distributions

From net investment income	$(0.144)	$(0.188)	$(0.221)	$(0.256)	$(0.218)
From net realized gain	—	—	(0.005)	(0.306)	(0.539)
Tax return of capital	—	—	—	(0.010)	—

Total distributions	$(0.144)	$(0.188)	$(0.226)	$(0.572)	$(0.757)

Net asset value — End of year	$18.190	$16.720	$14.530	$22.490	$21.040

Total Return(2)	9.73%	16.67%	(34.57)%	9.66%	18.55%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$359,681	$315,491	$215,779	$116,388	$56,284
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.23%	1.28%	1.25%	1.23%†	1.26%†
Net investment income	0.87%	1.24%	1.33%	0.98%	1.12%
Portfolio Turnover of the Portfolio	31%	56%	61%	35%	52%

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.8% at December 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,039,263,511 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($1,283,360,698) and December 31, 2017 ($1,755,902,813). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

During the year ended December 31, 2010, a capital loss carryforward of $215,674,090 was utilized to offset net realized gains by the Fund.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Large-Cap Value Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended December 31,
	2010	2009

Distributions declared from:
Ordinary income	$187,963,074	$191,807,970

During the year ended December 31, 2010, accumulated net realized loss was increased by $3,871,811, accumulated undistributed net investment income was increased by $6,114,576 and paid-in capital was decreased by $2,242,765 due to differences between book and tax accounting, primarily for investments in partnerships, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$4,404,385
Capital loss carryforward	$(3,039,263,511)
Net unrealized appreciation	$3,652,028,595

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, distributions from REITs, partnership allocations and investments in partnerships.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2010, EVM earned $655,641 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $215,017 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2010. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of

Eaton Vance Large-Cap Value Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2010 amounted to $22,558,556 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2010, the Fund paid or accrued to EVD $815,341 and $5,494,264 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,470,000 and $78,865,000, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2010, the Fund paid or accrued to EVD $810,622, representing 0.25% of the average daily net assets of Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2010 amounted to $271,780, $1,831,421 and $810,623 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2010, the Fund was informed that EVD received approximately $18,000, $204,000 and $88,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended December 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,634,735,719 and $2,055,748,327, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2010	2009

Sales	158,337,727	312,044,866
Issued to shareholders electing to receive payments of distributions in Fund shares	5,389,901	7,637,623
Redemptions	(226,362,183)	(254,320,735)
Exchange from Class B shares	968,337	1,006,210

Net increase (decrease)	(61,666,218)	66,367,964

Eaton Vance Large-Cap Value Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class B	2010	2009

Sales	386,827	681,270
Issued to shareholders electing to receive payments of distributions in Fund shares	16,618	59,163
Redemptions	(1,343,703)	(2,255,182)
Exchange to Class A shares	(968,455)	(1,006,400)

Net decrease	(1,908,713)	(2,521,149)

	Year Ended December 31,
Class C	2010	2009

Sales	7,479,410	12,157,358
Issued to shareholders electing to receive payments of distributions in Fund shares	99,730	264,676
Redemptions	(11,980,911)	(12,674,248)

Net decrease	(4,401,771)	(252,214)

	Year Ended December 31,
Class I	2010	2009

Sales	208,657,725	238,125,667
Issued to shareholders electing to receive payments of distributions in Fund shares	2,710,880	2,343,969
Redemptions	(157,742,883)	(56,770,631)

Net increase	53,625,722	183,699,005

	Year Ended December 31,
Class R	2010	2009

Sales	6,080,672	8,139,469
Issued to shareholders electing to receive payments of distributions in Fund shares	154,615	219,065
Redemptions	(5,337,834)	(4,339,169)

Net increase	897,453	4,019,365

Eaton Vance Large-Cap Value Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special InvestmentTrust and Shareholders of Eaton Vance Large-CapValue Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Value Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2011

Eaton Vance Large-Cap Value Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $312,679,491, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Large-Cap Value Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.6%

Security	Shares	Value

Aerospace & Defense — 3.3%

Boeing Co. (The)	1,550,000	$101,153,000
General Dynamics Corp.	3,250,000	230,620,000
United Technologies Corp.	3,000,000	236,160,000

		$567,933,000

Beverages — 1.0%

PepsiCo, Inc.	2,750,000	$179,657,500

		$179,657,500

Biotechnology — 1.3%

Amgen, Inc.(1)	4,150,000	$227,835,000

		$227,835,000

Capital Markets — 2.7%

Ameriprise Financial, Inc.	1,477,683	$85,040,657
Goldman Sachs Group, Inc. (The)	2,100,000	353,136,000
Northern Trust Corp.(2)	608,135	33,696,760

		$471,873,417

Chemicals — 0.7%

Air Products and Chemicals, Inc.	1,250,000	$113,687,500

		$113,687,500

Commercial Banks — 9.0%

Fifth Third Bancorp(2)	13,250,000	$194,510,000
KeyCorp	20,000,000	177,000,000
PNC Financial Services Group, Inc.	6,250,000	379,500,000
U.S. Bancorp(2)	10,500,000	283,185,000
Wells Fargo & Co.	16,550,000	512,884,500

		$1,547,079,500

Commercial Services & Supplies — 0.7%

Waste Management, Inc.(2)	3,200,000	$117,984,000

		$117,984,000

Communications Equipment — 1.5%

Cisco Systems, Inc.(1)	8,500,000	$171,955,000
Telefonaktiebolaget LM Ericsson, Class B	7,500,000	86,916,072

		$258,871,072

Computers & Peripherals — 1.1%

Hewlett-Packard Co.	4,400,000	$185,240,000

		$185,240,000

Consumer Finance — 1.0%

American Express Co.	4,000,000	$171,680,000

		$171,680,000

Diversified Financial Services — 5.5%

Bank of America Corp.	26,500,000	$353,510,000
Citigroup, Inc.(1)	31,000,000	146,630,000
JPMorgan Chase & Co.	10,750,000	456,015,000

		$956,155,000

Diversified Telecommunication Services — 2.3%

AT&T, Inc.	6,750,000	$198,315,000
Verizon Communications, Inc.	5,750,000	205,735,000

		$404,050,000

Electric Utilities — 1.5%

American Electric Power Co., Inc.	7,000,000	$251,860,000

		$251,860,000

Food & Staples Retailing — 3.5%

CVS Caremark Corp.	5,750,000	$199,927,500
Wal-Mart Stores, Inc.	7,500,000	404,475,000

		$604,402,500

Food Products — 3.5%

Kellogg Co.	1,750,000	$89,390,000
Kraft Foods, Inc., Class A(2)	4,500,000	141,795,000
Nestle SA	6,250,000	366,147,941

		$597,332,941

Health Care Equipment & Supplies — 1.1%

Covidien PLC	4,000,000	$182,640,000

		$182,640,000

Health Care Providers & Services — 1.0%

UnitedHealth Group, Inc.	4,750,000	$171,522,500

		$171,522,500

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.6%

Carnival Corp.	3,250,000	$149,857,500
McDonald’s Corp.	4,000,000	307,040,000

		$456,897,500

Household Products — 0.6%

Kimberly-Clark Corp.(2)	1,500,000	$94,560,000

		$94,560,000

Industrial Conglomerates — 2.6%

General Electric Co.	18,500,000	$338,365,000
Tyco International, Ltd.	2,750,000	113,960,000

		$452,325,000

Insurance — 5.5%

Lincoln National Corp.(2)	6,250,000	$173,812,500
MetLife, Inc.	7,500,000	333,300,000
Prudential Financial, Inc.	6,000,000	352,260,000
Travelers Companies, Inc. (The)(2)	1,750,000	97,492,500

		$956,865,000

IT Services — 2.1%

Accenture PLC, Class A	2,000,000	$96,980,000
International Business Machines Corp.	1,150,000	168,774,000
MasterCard, Inc., Class A	450,000	100,849,500

		$366,603,500

Life Sciences Tools & Services — 0.6%

Thermo Fisher Scientific, Inc.(1)	2,000,000	$110,720,000

		$110,720,000

Machinery — 1.5%

Caterpillar, Inc.(2)	1,500,000	$140,490,000
PACCAR, Inc.(2)	2,000,000	114,840,000

		$255,330,000

Media — 1.5%

Time Warner Cable, Inc.	2,000,000	$132,060,000
Walt Disney Co. (The)	3,500,000	131,285,000

		$263,345,000

Metals & Mining — 3.8%

BHP Billiton, Ltd. ADR(2)	2,700,000	$250,884,000
Freeport-McMoRan Copper & Gold, Inc.	2,350,000	282,211,500
United States Steel Corp.(2)	2,200,000	128,524,000

		$661,619,500

Multi-Utilities — 3.3%

PG&E Corp.	4,000,000	$191,360,000
Public Service Enterprise Group, Inc.	5,750,000	182,907,500
Sempra Energy	3,750,000	196,800,000

		$571,067,500

Multiline Retail — 1.2%

Target Corp.	3,500,000	$210,455,000

		$210,455,000

Oil, Gas & Consumable Fuels — 13.8%

Apache Corp.	3,500,000	$417,305,000
ConocoPhillips	6,750,000	459,675,000
Exxon Mobil Corp.	4,800,000	350,976,000
Hess Corp.	4,700,000	359,738,000
Occidental Petroleum Corp.	4,650,000	456,165,000
Peabody Energy Corp.	5,400,000	345,492,000

		$2,389,351,000

Pharmaceuticals — 8.5%

Abbott Laboratories	6,500,000	$311,415,000
Johnson & Johnson	6,250,000	386,562,500
Merck & Co., Inc.	9,750,000	351,390,000
Pfizer, Inc.	23,500,000	411,485,000

		$1,460,852,500

Real Estate Investment Trusts (REITs) — 2.3%

AvalonBay Communities, Inc.	1,250,000	$140,687,500
Boston Properties, Inc.	1,250,000	107,625,000
Vornado Realty Trust	1,750,000	145,827,500

		$394,140,000

Road & Rail — 1.6%

Union Pacific Corp.	3,000,000	$277,980,000

		$277,980,000

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 0.5%

Intel Corp.	4,250,000	$89,377,500

		$89,377,500

Software — 1.8%

Microsoft Corp.	7,000,000	$195,440,000
Oracle Corp.	3,500,000	109,550,000

		$304,990,000

Specialty Retail — 2.4%

Best Buy Co., Inc.(2)	3,500,000	$120,015,000
Staples, Inc.	4,500,000	102,465,000
TJX Companies, Inc. (The)	4,250,000	188,657,500

		$411,137,500

Tobacco — 0.6%

Philip Morris International, Inc.	1,750,000	$102,427,500

		$102,427,500

Wireless Telecommunication Services — 1.1%

Rogers Communications, Inc., Class B(2)	5,500,000	$190,465,000

		$190,465,000

Total Common Stocks
(identified cost $13,173,682,581)		$17,030,312,930

Short-Term Investments — 3.8%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.21%(4)(3)	$422,631	$422,630,577
Eaton Vance Cash Reserves Fund, LLC, 0.22%(3)(5)(6)	234,863	234,862,759

Total Short-Term Investments
(identified cost $657,493,336)		$657,493,336

Total Investments — 102.4%
(identified cost $13,831,175,917)		$17,687,806,266

Other Assets, Less Liabilities — (2.4)%		$(422,529,339)

Net Assets — 100.0%		$17,265,276,927

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at December 31, 2010.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

(4)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2010. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(5)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended December 31, 2010 was $525,692 and $0, respectively.

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value including $413,489,182 of securities on loan (identified cost, $13,173,682,581)	$17,030,312,930
Affiliated investments, at value (identified cost, $657,493,336)	657,493,336
Dividends receivable	27,321,586
Interest receivable from affiliated investment	39,788
Receivable for investments sold	34,931,195
Securities lending income receivable	105,402
Tax reclaims receivable	5,980,933

Total assets	$17,756,185,170

Liabilities

Collateral for securities loaned	$422,630,577
Payable for investments purchased	59,389,050
Payable to affiliates:
Investment adviser fee	8,123,033
Trustees’ fees	12,625
Accrued expenses	752,958

Total liabilities	$490,908,243

Net Assets applicable to investors’ interest in Portfolio	$17,265,276,927

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$13,407,767,619
Net unrealized appreciation	3,857,509,308

Total	$17,265,276,927

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends (net of foreign taxes, $2,753,486)	$341,332,569
Securities lending income, net	1,667,016
Interest allocated from affiliated investments	581,786
Expenses allocated from affiliated investments	(56,094)

Total investment income	$343,525,277

Expenses

Investment adviser fee	$94,407,940
Trustees’ fees and expenses	50,500
Custodian fee	2,012,280
Legal and accounting services	195,676
Miscellaneous	443,514

Total expenses	$97,109,910

Deduct —
Reduction of custodian fee	$116

Total expense reductions	$116

Net expenses	$97,109,794

Net investment income	$246,415,483

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$227,207,579
Investment transactions allocated from affiliated investments	62,774
Foreign currency transactions	(111,476)

Net realized gain	$227,158,877

Change in unrealized appreciation (depreciation) —
Investments	$1,172,139,432
Foreign currency	670,059

Net change in unrealized appreciation (depreciation)	$1,172,809,491

Net realized and unrealized gain	$1,399,968,368

Net increase in net assets from operations	$1,646,383,851

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$246,415,483	$239,614,098
Net realized gain (loss) from investment and foreign currency transactions and capital gain distributions received	227,158,877	(1,794,914,447)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	1,172,809,491	4,062,985,108

Net increase in net assets from operations	$1,646,383,851	$2,507,684,759

Capital transactions —
Contributions	$1,645,232,217	$4,946,010,376
Withdrawals	(2,066,920,672)	(1,810,520,635)

Net increase (decrease) in net assets from capital transactions	$(421,688,455)	$3,135,489,741

Net increase in net assets	$1,224,695,396	$5,643,174,500

Net Assets

At beginning of year	$16,040,581,531	$10,397,407,031

At end of year	$17,265,276,927	$16,040,581,531

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.59%	0.60%	0.61%	0.62%†	0.63%†
Net investment income	1.50%	1.91%	1.94%	1.59%	1.77%
Portfolio Turnover	31%	56%	61%	35%	52%

Total Return	10.48%	17.51%	(34.21)%	10.38%	19.26%

Net assets, end of year (000’s omitted)	$17,265,277	$16,040,582	$10,397,407	$7,390,090	$4,276,848

†	The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Large-Cap Value Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Large-Cap Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2010, Eaton Vance Large-Cap Value Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 99.8%, and 0.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

Large-Cap Value Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $2 billion, 0.600% on net assets of $2 billion but less than $5 billion, 0.575% on net assets of $5 billion but less than $10 billion, 0.555% on net assets of $10 billion but less than $15 billion, and 0.540% on net assets of $15 billion but less than $20 billion and at reduced rates on daily net assets of $20 billion and over, and is payable monthly. The fee reductions cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February 2010, the portion of the adviser fee payable to Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2010, the Portfolio’s investment adviser fee totaled $94,432,935 of which $24,995 was allocated from Cash Management Portfolio and $94,407,940 was paid or accrued directly by the Portfolio. For the year ended

Large-Cap Value Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

December 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.58% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $5,005,453,920 and $5,229,530,860, respectively, for the year ended December 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$14,028,419,079

Gross unrealized appreciation	$3,670,915,368
Gross unrealized depreciation	(11,528,181)

Net unrealized appreciation	$3,659,387,187

The net unrealized appreciation on foreign currency transactions at December 31, 2010 on a federal income tax basis was $878,959.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2010.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee received by the Portfolio amounted to $318,595 for the year ended December 31, 2010. At December 31, 2010, the value of the securities loaned and the value of the collateral received amounted to $413,489,182 and $422,630,577, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Large-Cap Value Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$1,341,835,000	$—		$—	$1,341,835,000
Consumer Staples	1,212,232,500	366,147,941		—	1,578,380,441
Energy	2,389,351,000	—		—	2,389,351,000
Financials	4,497,792,917	—		—	4,497,792,917
Health Care	2,153,570,000	—		—	2,153,570,000
Industrials	1,671,552,000	—		—	1,671,552,000
Information Technology	1,118,166,000	86,916,072		—	1,205,082,072
Materials	775,307,000	—		—	775,307,000
Telecommunication Services	594,515,000	—		—	594,515,000
Utilities	822,927,500	—		—	822,927,500

Total Common Stocks	$16,577,248,917	$453,064,013	*	$—	$17,030,312,930

Short-Term Investments	$—	$657,493,336		$—	$657,493,336

Total Investments	$16,577,248,917	$1,110,557,349		$—	$17,687,806,266

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Large-Cap Value Portfolio as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Large-CapValue Portfolio:
We have audited the accompanying statement of assets and liabilities of Large-Cap Value Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, was audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Value Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2011

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Large-Cap Value Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Large-Cap Value Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes in such personnel. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, in response to inquiries from the Contract Review Committee, the Adviser had agreed to add breakpoints with respect to assets (i) between $20 billion but less than $25 billion and (ii) over $25 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Large-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Armored Wolf” refers to Armored Wolf, LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Matthew F. Beaudry 1962	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR since 2006. Previously, Senior Vice President, Alliance Bernstein Investment Research and Management (2000-2006). Officer of 3 registered investment companies managed by EVM or BMR.

John Brynjolfsson 1964	Vice President of the Trust	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

John D. Crowley 1971	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

James H. Evans 1959	Vice President of the Trust	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Eaton Vance Large-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Stephen J. Kaszynski 1954	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR since 2008. Previously Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (2004-2007). Officer of 3 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President of the Trust and President of the Portfolio(4)	Vice President of the Trust since 2006 and President of the Portfolio since 2011	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Walter A. Row, III 1957	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President of the Trust	Since 2010	Managing Director of Armored Wolf since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2006 and President of the Portfolio since 2002.

(4)	Prior to 2011, Mr. Mach served as Vice President of the Portfolio since 1999.

The SAI for the Fund and the Portfolio includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Large-Cap Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Large-Cap Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Large-Cap Value Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

173-2/11	GNCSRC

EATON VANCE REAL ESTATE FUND
Annual Report December 31, 2010

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Real Estate Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
   J. Scott Craig
Portfolio Manager
•	U.S. stocks finished 2010 with solid double-digit returns for the major market indices, despite the lingering effects of the Great Recession. The year overall was bracketed by solid quarters at both ends, with some weakness in the middle. The weakness came as a variety of concerns — including a stubborn European credit crisis, a devastating oil spill in the Gulf of Mexico and growing political uncertainties in the U.S. — caused a spike in volatility at midyear, taking many markets down.

•	The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year-end.

•	The broad-based S&P 500 Index was up 15.06% for the year ended December 31, 2010, while the blue-chip Dow Jones Industrial Average gained 14.06% and the technology-heavy NASDAQ Composite Index rose 18.16%. Growth indices outperformed value indices across all market capitalizations for the year. Meanwhile, small-cap and mid-cap stocks outperformed their larger-cap counterparts by wide margins, although all of the corresponding indices were firmly anchored in positive territory.

•	Real Estate Investment Trusts (REITs), as measured by the Dow Jones U.S. Select Real Estate Securities Index (the REITs Index), posted a strong return for the year, outperforming the broader equity market, as represented by the S&P 500 Index, by more than 1300 basis points, or 13%. This outperformance came as the recovery in the capital markets continued to exceed expectations. There was plentiful and cheap debt available to commercial real estate owners, which helped drive property values higher. Additionally, property fundamentals were recovering ahead of expectations. It is worth noting that in 2010 REITs outperformed other financial sector securities for the eleventh consecutive year. REITs also had a big year for raising capital, through both equity issuance and unsecured debt, which was used to repair balance sheets and to buy new properties.

•	The best performing sectors in the REITs Index were those with the shortest leases — hotels, self-storage facilities and residential — where cash flows tend to accelerate more quickly as economic recovery takes firmer root. Retail property owners also performed well, as the consumer rebounded and retailer demand exceeded expectations. The weakest segments were offices and warehouses, partly because of their longer-term lease structures and partly because they tend to lag any recovery in employment and consumer spending. Health care REITs also lagged as investors moved away from this defensive sector.
Management Discussion
•	The Fund’s Class I shares produced a solid double-digit gain for the year ending December 31, 2010, a return that was roughly in line with its benchmark, the REITs Index.[1] The Fund’s I shares outperformed the average return of the funds in its Lipper peer

Total Return Performance
12/31/09 – 12/31/10

Class A2	20.00%*
Class I2	28.13%
Dow Jones U.S. Select Real Estate Securities Index[1]	28.47%
S&P 500 Index[1]	15.06%
Lipper Real Estate Funds Average[1]	27.62%

*	Performance is cumulative since share class inception on 6/9/10.

See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	This return does not include the 5.75% maximum sales charge for Class A shares. If the sales charge were deducted, the return would be lower. Class I shares are offered at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Real Estate Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
group for the year and placed within the top 37% of its Lipper peers. On a trailing three-year basis, the Fund placed within the top 13% of its peer group. The Fund’s Class A shares were launched on June 9, 2010; hence their performancee since inception is not comparable to the annual benchmark or peer group returns.

•	Sector allocation was a major contributor to the Fund’s performance for the year. In particular, the Fund was overweighted in its allocations to the residential and hotels sectors, as well as to the real estate services industry. All three of those areas tend to perform well in the early stages of an economic recovery, and the Fund’s overweights in those early-cycle segments helped performance. Similarly, the Fund was underweight in the health care sector—typically a later-cycle, more-defensive segment of the REITs market—and that underweighted allocation also bolstered the Fund’s results.

•	The impact of security selection on performance was mixed during the year. Of note on the upside, three of the Fund’s top 10 contributors were stocks that are not included in the REITs Index, and two of the top five stocks were large-cap, high-quality apartment REITs.

•	Conversely, the Fund’s performance for the year was hurt by security selection in the residential and office sectors of the REITs market. Performance also suffered in part from the Fund’s traditional bias toward higher-quality and larger-cap securities, which detracted during a period when lower-quality and smaller-cap REITs tended to outperform.
Fund Composition
     Top 10 Holdings1
     By net assets

Simon Property Group, Inc.	10.0%
AvalonBay Communities, Inc.	6.1
Equity Residential	6.0
Boston Properties, Inc.	5.6
Vornado Realty Trust	5.4
Public Storage, Inc.	3.5
Host Hotels & Resorts, Inc.	3.3
Federal Realty Investment Trust	2.8
AMB Property Corp.	2.6
Nationwide Health Properties, Inc.	2.5

[1]	Top 10 Holdings represented 47.8% of the Fund’s net assets as of 12/31/10. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Fund’s net assets as of 12/31/10. Excludes cash equivalents. REITS: Real Estate Investment Trusts.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Real Estate Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I of the Fund with that of the Dow Jones U.S. Select Real Esate Securities Index, an unmanaged index of publicly traded real estate securities, and the S&P 500 Index, an unmanaged index of common stocks commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $250,000 in each of Class I, the Dow Jones U.S. Select Real Estate Securities Index and the S&P 500 Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A		Class I
Share Class Symbol	EAREX		EIREX

Average Annual Total Returns (at net asset value)

One Year	N.A.		28.13%
Life of Fund†	20.00	%††	2.28

SEC Average Annual Total Returns (including sales charge)

One Year	N.A.		28.13%
Life of Fund†	13.09	%††	2.28

†	Inception Dates — Class A: 6/9/10; Class I: 4/28/06

††	Performance is cumulative since share class inception.

[1]	Average annual total returns do not include the 5.75% maximum sales charge for Class A shares. If the sales charge were deducted, the return would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. Class I shares are offered at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class I

Gross Expense Ratio	21.36%	21.11%
Net Expense Ratio	1.40	1.15

[2]	From the Fund’s prospectus dated 5/1/10, as revised 6/8/10. Net Expense Ratio reflects a contractual expense reimbursement that continues through 4/30/11. The expense reimbursement relates to ordinary expenses only and amounts reimbursed may be subject to recoupment. Without this expense limitation, performance would have been lower.

*	Source: Lipper Inc. Class I of the Fund commenced investment operations on 4/28/06.

A $250,000 hypothetical investment in Class A shares on 6/9/10 (commencement of operations) would have been valued at $299,998 ($282,725 at the maximum offering price) on 12/31/10.

A $10,000 hypothetical investment in Class A shares on 6/9/10 (commencement of operations) would have been valued at $12,000 ($11,309 at the maximum offering price) on 12/31/10.

It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Real Estate Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Real Estate Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,212.50	$7.81	**
Class I	$1,000.00	$1,212.10	$6.41	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.12	**
Class I	$1,000.00	$1,019.40	$5.85	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Class A shares and 1.15% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010.

**	Absent an allocation of certain expenses to the administrator, expenses would be higher.

4

Eaton Vance Real Estate Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.3%

Security	Shares	Value

Hotels, Restaurants & Leisure — 3.1%

Choice Hotels International, Inc.	1,905	$72,904
Marriott International, Inc., Class A	1,338	55,581

		$128,485

Other — 4.7%

American Tower Corp., Class A(1)	865	$44,669
Brookfield Properties Corp.	3,525	61,793
CB Richard Ellis Group, Inc., Class A(1)	2,145	43,930
Jones Lang LaSalle, Inc.	555	46,575

		$196,967

Real Estate Investment Trusts — 89.5%

Security	Shares	Value

Health Care — 7.9%

HCP, Inc.	2,690	$98,965
Health Care REIT, Inc.	850	40,494
Nationwide Health Properties, Inc.	2,850	103,683
Ventas, Inc.	1,720	90,265

		$333,407

Hotels & Resorts — 4.8%

DiamondRock Hospitality Co.(1)	2,855	$34,260
Host Hotels & Resorts, Inc.	7,840	140,101
Pebblebrook Hotel Trust	1,440	29,261

		$203,622

Industrial — 4.8%

AMB Property Corp.	3,400	$107,814
EastGroup Properties, Inc.	1,205	50,996
ProLogis	2,880	41,587

		$200,397

Mall — 12.8%

Macerich Co. (The)	1,210	$57,318
Simon Property Group, Inc.	4,246	422,434
Taubman Centers, Inc.	1,175	59,314

		$539,066

Office — 18.9%

Boston Properties, Inc.	2,720	$234,192
Brandywine Realty Trust	2,100	24,465
Corporate Office Properties Trust	1,815	63,434
Douglas Emmett, Inc.	2,270	37,682
Highwoods Properties, Inc.	2,295	73,096
Liberty Property Trust, Inc.	1,645	52,508
Mack-Cali Realty Corp.	1,200	39,672
PS Business Parks, Inc.	740	41,233
Vornado Realty Trust	2,732	227,658

		$793,940

Residential — 20.8%

American Campus Communities, Inc.	3,000	$95,280
AvalonBay Communities, Inc.	2,287	257,402
Camden Property Trust	1,420	76,652
Equity Residential	4,830	250,918
Essex Property Trust, Inc.	850	97,087
Home Properties, Inc.	830	46,057
Mid-America Apartment Communities, Inc.	860	54,601

		$877,997

Shopping Center — 9.2%

Acadia Realty Trust	1,297	$23,657
Developers Diversified Realty Corp.	4,405	62,067
Federal Realty Investment Trust	1,495	116,505
Kimco Realty Corp.	3,175	57,277
Regency Centers Corp.	1,990	84,058
Tanger Factory Outlet Centers	560	28,666
Urstadt Biddle Properties, Inc.	750	14,588

		$386,818

Specialty — 4.4%

Alexandria Real Estate Equities, Inc.	540	$39,560
BioMed Realty Trust, Inc.	3,095	57,722
Digital Realty Trust, Inc.	930	47,932
Plum Creek Timber Co., Inc.	1,075	40,259

		$185,473

See notes to financial statements

5

Eaton Vance Real Estate Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Storage — 5.9%

Extra Space Storage, Inc.	3,240	$56,376
Public Storage, Inc.	1,470	149,087
U-Store-It Trust	4,590	43,743

		$249,206

Total Real Estate Investment Trusts		$3,769,926

Total Common Stocks
(identified cost $3,592,566)		$4,095,378

Short-Term Investments — 2.2%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(2)(3)	$93	$93,463

Total Short-Term Investments
(identified cost $93,463)		$93,463

Total Investments — 99.5%
(identified cost $3,686,029)		$4,188,841

Other Assets, Less Liabilities — 0.5%		$22,922

Net Assets — 100.0%		$4,211,763

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

(3)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended December 31, 2010 was $200 and $0, respectively.

See notes to financial statements

6

Eaton Vance Real Estate Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $3,592,566)	$4,095,378
Affiliated investment, at value (identified cost, $93,463)	93,463
Cash	215
Dividends receivable	13,570
Interest receivable from affiliated investment	30
Receivable for Fund shares sold	69,459

Total assets	$4,272,115

Liabilities

Payable for investments purchased	$26,261
Payable to affiliates:
Investment adviser fee	2,185
Distribution and service fees	105
Administration fee	504
Trustees’ fees	139
Accrued expenses	31,158

Total liabilities	$60,352

Net Assets	$4,211,763

Sources of Net Assets

Paid-in capital	$3,837,799
Accumulated net realized loss	(128,901)
Accumulated undistributed net investment income	53
Net unrealized appreciation	502,812

Total	$4,211,763

Class A Shares

Net Assets	$607,914
Shares Outstanding	65,525
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.28
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.85

Class I Shares

Net Assets	$3,603,849
Shares Outstanding	388,569
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.27

On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends (net of foreign taxes, $20)	$49,403
Interest allocated from affiliated investments	217
Expenses allocated from affiliated investments	(17)

Total investment income	$49,603

Expenses

Investment adviser fee	$14,131
Administration fee	3,262
Distribution and service fees
Class A	280
Trustees’ fees and expenses	548
Custodian fee	28,585
Transfer and dividend disbursing agent fees	1,995
Legal and accounting services	24,846
Printing and postage	4,813
Registration fees	37,506
Other professional fees	2,765
Miscellaneous	5,825

Total expenses	$124,556

Deduct —
Allocation of expenses to affiliate	$99,266

Total expense reductions	$99,266

Net expenses	$25,290

Net investment income	$24,313

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(14,314)
Investment transactions allocated from affiliated investments	8
Capital gain distributions received	11,788

Net realized loss	$(2,518)

Change in unrealized appreciation (depreciation) —
Investments	$521,310

Net change in unrealized appreciation (depreciation)	$521,310

Net realized and unrealized gain	$518,792

Net increase in net assets from operations	$543,105

See notes to financial statements

7

Eaton Vance Real Estate Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$24,313	$9,957
Net realized loss from investment transactions, and capital gain distributions received	(2,518)	(64,867)
Net change in unrealized appreciation (depreciation) from investments	521,310	178,666

Net increase in net assets from operations	$543,105	$123,756

Distributions to shareholders —
From net investment income
Class A	$(1,583)	$—
Class I	(22,690)	(10,046)
Tax return of capital
Class A	(1,525)	—
Class I	(21,865)	(4,729)

Total distributions to shareholders	$(47,663)	$(14,775)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$594,057	$—
Class I	2,601,286	92,579
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,877	—
Class I	29,460	14,524
Cost of shares redeemed
Class A	(9,963)	—
Class I	(87,936)	(8)

Net increase in net assets from Fund share transactions	$3,129,781	$107,095

Net increase in net assets	$3,625,223	$216,076

Net Assets

At beginning of year	$586,540	$370,464

At end of year	$4,211,763	$586,540

Accumulated undistributed net investment income included in net assets

At end of year	$53	$13

See notes to financial statements

8

Eaton Vance Real Estate Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Period Ended
	December 31, 2010(1)

Net asset value — Beginning of period	$7.860

Income (Loss) From Operations

Net investment income(2)	$0.069
Net realized and unrealized gain	1.494

Total income from operations	$1.563

Less Distributions

From net investment income	$(0.073)
Tax return of capital	(0.070)

Total distributions	$(0.143)

Net asset value — End of period	$9.280

Total Return(3)	20.00	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$608
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.40	%(6)
Net investment income	1.36	%(6)
Portfolio Turnover	34	%(7)

(1)	For the period from the commencement of operations, June 9, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The administrator subsidized certain operating expenses (equal to 4.54% of average daily net assets for the period from the commencement of operations, June 9, 2010, to December 31, 2010). Absent this subsidy, total return would be lower.

(6)	Annualized.

(7)	For the year ended December 31, 2010.

See notes to financial statements

9

Eaton Vance Real Estate Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,
					Period Ended
	2010	2009	2008	2007	December 31, 2006(1)

Net asset value — Beginning of period	$7.360	$5.890	$9.180	$12.050	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.094	$0.147	$0.153	$0.122	$0.093
Net realized and unrealized gain (loss)	1.967	1.516	(3.271)	(2.164)	2.287

Total income (loss) from operations	$2.061	$1.663	$(3.118)	$(2.042)	$2.380

Less Distributions

From net investment income	$(0.077)	$(0.131)	$(0.153)	$(0.113)	$(0.093)
From net realized gain	—	—	—	(0.656)	(0.237)
Tax return of capital	(0.074)	(0.062)	(0.019)	(0.059)	—

Total distributions	$(0.151)	$(0.193)	$(0.172)	$(0.828)	$(0.330)

Net asset value — End of period	$9.270	$7.360	$5.890	$9.180	$12.050

Total Return(3)	28.13%	28.17%	(33.88)%	(17.33)%	23.80	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,604	$587	$370	$575	$632
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.15%	1.15%	1.15%	1.15%	1.15	%(7)
Net investment income	1.10%	2.54%	1.78%	1.05%	1.24	%(7)
Portfolio Turnover	34%	24%	37%	39%	21	%(5)

(1)	For the period from the start of business, April 28, 2006, to December 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	During the period from the start of business, April 28, 2006, to December 31, 2006, the investment adviser reimbursed the Fund for expenses and unrealized losses attributable to an unauthorized sale of Fund shares. The reimbursement equaled approximately $0.010 per share and increased Class I’s total return by approximately 0.10% for the period from the start of business, April 28, 2006, to December 31, 2006.

(5)	Not annualized.

(6)	The administrator subsidized certain operating expenses (equal to 4.54%, 19.96%, 6.82%, 5.92% and 5.64% of average daily net assets for the years ended December 31, 2010, 2009, 2008 and 2007 and the period from the start of business, April 28, 2006, to December 31, 2006, respectively). Absent this subsidy, total return would be lower.

(7)	Annualized.

See notes to financial statements

10

Eaton Vance Real Estate Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Real Estate Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Dividends from real estate investment trusts (REITs) are recorded as income, capital gains or return of capital based on the nature of the distribution. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $94,282 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders,

11

Eaton Vance Real Estate Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($34,577) and December 31, 2017 ($59,705). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

During the year ended December 31, 2010, a capital loss carryforward of $21,181 was utilized to offset net realized gains by the Fund.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of substantially all of the distributions it receives from its investments in REITs, less expenses, as well as income from other investments. Such distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT shares and other investments. Distributions of these gains, if any, will be made annually (reduced by available capital loss carryforwards from prior years, if any). In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended December 31,
	2010	2009

Distributions declared from:
Ordinary income	$24,273	$10,046
Tax return of capital	23,390	4,729

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(94,282)
Net unrealized appreciation	$468,246

12

Eaton Vance Real Estate Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets, and is payable monthly. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Fund’s investment of cash therein was credited against the Fund’s investment adviser fee. The Fund currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2010, the Fund’s investment adviser fee totaled $14,136 of which $5 was allocated from Cash Management Portfolio and $14,131 was paid or accrued directly by the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2010, the administration fee amounted to $3,262. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.40% and 1.15% annually of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2011. Pursuant to this agreement, EVM was allocated $99,266 of the Fund’s operating expenses for the year ended December 31, 2010. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2010, EVM earned $42 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,485 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2010. EVD also received distribution and service fees from Class A (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2010 amounted to $280 for Class A shares.

5   Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended December 31, 2010, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $3,747,378 and $712,799, respectively, for the year ended December 31, 2010.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Period Ended
Class A	December 31, 2010(1)

Sales	66,304
Issued to shareholders electing to receive payments of distributions in Fund shares	311
Redemptions	(1,090)

Net increase	65,525

13

Eaton Vance Real Estate Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class I	2010	2009

Sales	315,883	14,885
Issued to shareholders electing to receive payments of distributions in Fund shares	3,313	1,939
Redemptions	(10,317)	(1)

Net increase	308,879	16,823

(1)	Class A commenced operations on June 9, 2010.

At December 31, 2010, EVM and an EVM retirement plan owned 13% and 28%, respectively, of the value of the outstanding shares of the Fund.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$3,720,595

Gross unrealized appreciation	$482,619
Gross unrealized depreciation	(14,373)

Net unrealized appreciation	$468,246

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2010.

10   Concentration of Risk

In accordance with the Fund’s strategy, under normal market conditions, the Fund’s investments are concentrated in equity securities issued by real estate companies such as REITs and other real estate related investment instruments. There are certain additional risks involved in investing in REITs. The value of the Fund’s shares may fluctuate more than the shares of a fund not concentrated in real estate industries due to, but not limited to, economic conditions, real estate values and rental income, property taxes, interest rates and tax and regulatory requirements.

11   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$4,095,378	$—	$—	$4,095,378
Short-Term Investments	—	93,463	—	93,463

Total Investments	$4,095,378	$93,463	$—	$4,188,841

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

14

Eaton Vance Real Estate Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Real Estate Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Real Estate Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, April 28, 2006, to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Real Estate Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period from the start of business, April 28, 2006, to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 23, 2011

15

Eaton Vance Real Estate Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in February 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $1,147, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2010 ordinary income dividends, 5.3% qualifies for the corporate dividends received deduction.

16

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

17

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Real Estate Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

18

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2009. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

19

Eaton Vance Real Estate Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Armored Wolf” refers to Armored Wolf, LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

20

Eaton Vance Real Estate Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

John Brynjolfsson 1964	Vice President	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

James H. Evans 1959	Vice President	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass Investor Services, Inc. (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

21

Eaton Vance Real Estate Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 1962	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President	Since 2006	Vice President of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Walter A. Row, III 1957	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President	Since 2010	Managing Director of Armored Wolf since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

22

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Investment Adviser and Administrator of Eaton Vance Real Estate Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Real Estate Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2685-2/11	REFSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2010

EATON VANCE SMALL-CAP FUND

Eaton Vance Investment Managers Annual Report December 31, 2010 Eaton Vance Small-Cap Fund

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Small-Cap Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Nancy B. Tooke, CFA
Portfolio Manager
Economic and Market Conditions
•	U.S. stocks finished 2010 with solid double-digit returns for the major market indices, despite the lingering effects of the Great Recession. The year overall was bracketed by solid quarters at both ends of the period, with some weakness in the middle. The weakness came as a variety of concerns — including a stubborn European credit crisis, a devastating oil spill in the Gulf of Mexico and growing political uncertainties in the U.S. — caused a spike in volatility at midyear, taking many markets down.

•	The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year end.

•	For the year ended December 31, 2010, the Russell 2000 Index was up 26.85%. By comparison, the broad-based S&P 500 Index gained 15.06%, the blue-chip Dow Jones Industrial Average returned 14.06% and the technology-heavy NASDAQ Composite Index rose 18.16%. Growth indices outperformed value indices across all market capitalizations for the year. Meanwhile, small-cap and mid-cap stocks outperformed their larger-cap counterparts by wide margins, although all of the corresponding indices were firmly anchored in positive territory.
Management Discussion
•	In an environment that strongly favored small-cap stocks, the Russell 2000 Index (the Index)[1] outran all of its larger-cap equity market counterparts and posted double-digit returns in each of its 10 economic sectors for the year ending December 31, 2010. The strongest gains were recorded by the information technology (IT) and materials sectors, which finished the year in a virtual dead heat, followed closely by the energy, consumer discretionary and industrials sectors. All five sectors saw returns in excess of 30%. Telecommunication services and utilities were the weakest-performing sectors, yet each returned more than 12%.

•	Against this backdrop, the Fund[2] posted double-digit gains for the year, finishing with positive returns in every sector in which it was invested, although it underperformed the Index for the period. The Fund outperformed the Index in the industrials and energy sectors, thanks to overweighted allocations and strong stock selection. Security selection in consumer staples and utilities, combined with an underweighting in utilities, also contributed to results.
Total Return Performance
12/31/09 — 12/31/10

Class A3	24.91%
Class B3	23.95
Class C3	23.88
Class I3	25.15
Class R3	24.50
Russell 2000 Index[1]	26.85
S&P SmallCap 600 Index[1]	26.31
Lipper Small-Cap Core Funds Average[1]	25.22
See page 3 for more performance information.

[1]	The Fund’s primary benchmark changed from the S&P SmallCap 600 Index to the Russell 2000 Index, as the Russell 2000 Index was deemed by the portfolio manager to be a more appropriate primary benchmark for the Fund. It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separate registered investment company, Small-Cap Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered at net asset value. Absent an allocation of expenses to the administrator the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Small-Cap Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The Fund’s relative performance benefited from a holding in a semiconductor company that profited from trends in the smartphone and digital consumer arena. The stock was up more than 130% for the year. Holdings in select oil & gas exploration companies with strong returns added to relative performance, with one investment more than doubling over the course of the year.

•	Acquisition activity in the small-cap space also worked in the Fund’s favor. A defense technology company was acquired in December after the Fund’s holding in it had already risen more than 80% in the year, and an enterprise infrastructure software company in which the Fund had a position was acquired in the second quarter for a more than 50% premium. A longtime holding in a computer hardware company contributed nicely to relative returns when it gained over 43% early in 2010 after announcing a distribution agreement with a major global technology company. Another longtime holding in a fabric retailer added to relative performance after the company was acquired for a 34% premium late in the fourth quarter.

•	The Fund lagged the Index for the period due to positioning in the materials, financials, health care and consumer discretionary sectors. The Fund’s relative performance in the materials sector was a function of the disappointing performance of selections in the paper and forest products and metals and mining industries. In financials, despite the Fund’s significant underweight which helped relative performance, stock selection in the professional services, IT services and insurance industries offset the gain from the allocation. Below-par performance from a health care services provider and a health care equipment manufacturer contributed to the Fund’s shortfall against the Index in the health care sector.

•	We thank you for your continued confidence and participation in the Fund.
Portfolio Composition
Top 10 Holdings1
By net assets

Rosetta Resources, Inc.	2.3%
Cypress Semiconductor Corp.	2.2
Team, Inc.	2.2
Kelly Services, Inc., Class A	2.0
Dana Holding Corp.	2.0
Intrepid Potash, Inc.	1.9
Genesee & Wyoming, Inc., Class A	1.9
Jo-Ann Stores, Inc.	1.9
Affiliated Managers Group, Inc.	1.9
Tempur-Pedic International, Inc.	1.9

[1]	Top 10 Holdings represented 20.2% of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Small-Cap Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 2000 Index, an unmanaged index of 2,000 U.S. small-cap stocks, and the S&P SmallCap 600 Index, an unmanaged index of 600 U.S. small-cap stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell 2000 Index and the S&P SmallCap 600 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I	Class R
Share Class Symbol	ETEGX	EBSMX	ECSMX	EISGX	ERSGX
Average Annual Total Returns (at net asset value)
One Year	24.91%	23.95%	23.88%	25.15%	24.50%
Five Years	8.24	7.44	7.42	N.A.	N.A.
Ten Years	0.62	N.A.	N.A.	N.A.	N.A.
Life of Fund†	8.52	5.27	4.92	2.28	30.51

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	17.76%	18.95%	22.88%	25.15%	24.50%.
Five Years	6.97	7.14	7.42	N.A.	N.A.
Ten Years	0.02	N.A.	N.A.	N.A.	N.A.
Life of Fund†	8.06	5.27	4.92	2.28	30.51

†	Inception dates: Class A: 1/2/97; Class B: 5/7/02; Class C: 5/3/02; Class I: 9/2/08; Class R: 8/3/09

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I	Class R
Gross Expense Ratio	1.80%	2.55%	2.55%	1.55%	2.05%
Net Expense Ratio	1.50	2.25	2.25	1.25	1.75

[2]	Source: Prospectus dated 5/1/10. Net Expense Ratio reflects a contractual expense reimbursement that continues through April 30, 2011. Without this expense reimbursement, performance would have been lower.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 1/2/97.
A $10,000 hypothetical investment at net asset value in Class B shares on 5/7/02 (commencement of operations), Class C shares on 5/3/02 (commencement of operations), Class I shares on 9/2/08 (commencement of operations) and Class R shares on 8/3/09 (commencement of operations) would have been valued at $15,596, $15,164, $10,538 and $14,593, respectively, on 12/31/10. It is not possible to invest directly in an Index. The Indices’ total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Small-Cap Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Small-Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,283.70	$8.63	**
Class B	$1,000.00	$1,278.50	$12.92	**
Class C	$1,000.00	$1,277.80	$12.92	**
Class I	$1,000.00	$1,285.00	$7.20	**
Class R	$1,000.00	$1,281.80	$10.06	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.63	**
Class B	$1,000.00	$1,013.90	$11.42	**
Class C	$1,000.00	$1,013.90	$11.42	**
Class I	$1,000.00	$1,018.90	$6.36	**
Class R	$1,000.00	$1,016.40	$8.89	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.25% for Class I shares and 1.75% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to the administrator, expenses would be higher.

4

Eaton Vance Small-Cap Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investment in Small-Cap Portfolio, at value (identified cost, $140,732,157)	$182,112,651
Receivable for Fund shares sold	422,202

Total assets	$182,534,853

Liabilities

Payable for Fund shares redeemed	$161,807
Payable to affiliates:
Distribution and service fees	32,247
Administration fee	22,454
Trustees’ fees	125
Accrued expenses	90,708

Total liabilities	$307,341

Net Assets	$182,227,512

Sources of Net Assets

Paid-in capital	$149,342,880
Accumulated net realized loss from Portfolio	(8,496,984)
Accumulated undistributed net investment income	1,122
Net unrealized appreciation from Portfolio	41,380,494

Total	$182,227,512

Class A Shares

Net Assets	$64,270,956
Shares Outstanding	4,467,230
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.39
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.27

Class B Shares

Net Assets	$5,104,033
Shares Outstanding	358,787
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.23

Class C Shares

Net Assets	$17,985,626
Shares Outstanding	1,303,007
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.80

Class I Shares

Net Assets	$94,817,275
Shares Outstanding	6,372,158
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.88

Class R Shares

Net Assets	$49,622
Shares Outstanding	3,462
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.33

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $7,732)	$637,607
Interest allocated from Portfolio	15,480
Expenses allocated from Portfolio	(1,268,154)

Total investment loss from Portfolio	$(615,067)

Expenses

Administration fee	$222,148
Distribution and service fees
Class A	139,740
Class B	38,670
Class C	155,453
Class R	187
Trustees’ fees and expenses	500
Custodian fee	19,751
Transfer and dividend disbursing agent fees	273,874
Legal and accounting services	29,887
Printing and postage	27,151
Registration fees	66,781
Miscellaneous	15,419

Total expenses	$989,561

Deduct —
Allocation of expenses to affiliate	$67,566

Total expense reductions	$67,566

Net expenses	$921,995

Net investment loss	$(1,537,062)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$10,739,970
Capital gain distributions received	864
Foreign currency transactions	1,575

Net realized gain	$10,742,409

Change in unrealized appreciation (depreciation) —
Investments	$26,191,375
Foreign currency	970

Net change in unrealized appreciation (depreciation)	$26,192,345

Net realized and unrealized gain	$36,934,754

Net increase in net assets from operations	$35,397,692

See notes to financial statements

5

Eaton Vance Small-Cap Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment loss	$(1,537,062)	$(736,375)
Net realized gain (loss) from investment and foreign currency transactions	10,742,409	(3,884,884)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	26,192,345	28,713,256

Net increase in net assets from operations	$35,397,692	$24,091,997

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$18,287,546	$23,216,490
Class B	1,704,399	940,257
Class C	4,750,653	9,604,798
Class I	51,840,587	36,735,977
Class R	32,496	27,979
Cost of shares redeemed
Class A	(22,233,290)	(23,791,818)
Class B	(781,172)	(622,787)
Class C	(5,225,324)	(7,144,556)
Class I	(15,128,646)	(731,560)
Class R	(20,270)	(1)
Net asset value of shares exchanged
Class A	370,375	236,661
Class B	(370,375)	(236,661)

Net increase in net assets from Fund share transactions	$33,226,979	$38,234,779

Net increase in net assets	$68,624,671	$62,326,776

Net Assets

At beginning of year	$113,602,841	$51,276,065

At end of year	$182,227,512	$113,602,841

Accumulated undistributed net investment income included in net assets

At end of year	$1,122	$9,008

See notes to financial statements

6

Eaton Vance Small-Cap Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$11.520	$8.260	$14.230	$12.240	$10.620

Income (Loss) From Operations

Net investment loss(1)	$(0.130)	$(0.085)	$(0.100)	$(0.158)	$(0.138)
Net realized and unrealized gain (loss)	3.000	3.345	(5.114)	2.627	1.758

Total income (loss) from operations	$2.870	$3.260	$(5.214)	$2.469	$1.620

Less Distributions

From net realized gain	$—	$—	$(0.756)	$(0.479)	$—

Total distributions	$—	$—	$(0.756)	$(0.479)	$—

Net asset value — End of year	$14.390	$11.520	$8.260	$14.230	$12.240

Total Return(2)	24.91%	39.47%	(38.36)%	20.09%	15.25%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$64,271	$54,950	$38,811	$13,008	$7,636
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.50%	1.50%	1.70%	1.85%	2.00%
Net investment loss	(1.07)%	(0.91)%	(0.89)%	(1.13)%	(1.20)%
Portfolio Turnover of the Portfolio	96%	91%	94%	75%	103%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05%, 0.30%, 0.30%, 0.37% and 0.69% of average daily net assets for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively). Absent this waiver and/or subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

7

Eaton Vance Small-Cap Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$11.480	$8.290	$14.380	$12.460	$10.890

Income (Loss) From Operations

Net investment loss(1)	$(0.221)	$(0.156)	$(0.209)	$(0.266)	$(0.230)
Net realized and unrealized gain (loss)	2.971	3.346	(5.125)	2.665	1.800

Total income (loss) from operations	$2.750	$3.190	$(5.334)	$2.399	$1.570

Less Distributions

From net realized gain	$—	$—	$(0.756)	$(0.479)	$—

Total distributions	$—	$—	$(0.756)	$(0.479)	$—

Net asset value — End of year	$14.230	$11.480	$8.290	$14.380	$12.460

Total Return(2)	23.95%	38.48%	(38.81)%	19.18%	14.42%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,104	$3,674	$2,624	$3,135	$2,465
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.25%	2.25%	2.45%	2.60%	2.75%
Net investment loss	(1.82)%	(1.66)%	(1.75)%	(1.89)%	(1.96)%
Portfolio Turnover of the Portfolio	96%	91%	94%	75%	103%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05%, 0.30%, 0.30%, 0.37% and 0.69% of average daily net assets for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively). Absent this waiver and/or subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Small-Cap Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$11.140	$8.040	$13.980	$12.120	$10.600

Income (Loss) From Operations

Net investment loss(1)	$(0.213)	$(0.153)	$(0.180)	$(0.258)	$(0.223)
Net realized and unrealized gain (loss)	2.873	3.253	(5.004)	2.597	1.743

Total income (loss) from operations	$2.660	$3.100	$(5.184)	$2.339	$1.520

Less Distributions

From net realized gain	$—	$—	$(0.756)	$(0.479)	$—

Total distributions	$—	$—	$(0.756)	$(0.479)	$—

Net asset value — End of year	$13.800	$11.140	$8.040	$13.980	$12.120

Total Return(2)	23.88%	38.39%	(38.78)%	19.22%	14.34%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$17,986	$15,030	$7,790	$3,392	$2,116
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.25%	2.25%	2.45%	2.60%	2.75%
Net investment loss	(1.81)%	(1.67)%	(1.66)%	(1.89)%	(1.95)%
Portfolio Turnover of the Portfolio	96%	91%	94%	75%	103%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05%, 0.30%, 0.30%, 0.37% and 0.69% of average daily net assets for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively). Absent this waiver and/or subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Small-Cap Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended December 31,
			Period Ended
	2010	2009	December 31, 2008(1)

Net asset value — Beginning of period	$11.890	$8.500	$14.120

Income (Loss) From Operations

Net investment income (loss)(2)	$(0.101)	$(0.077)	$0.010
Net realized and unrealized gain (loss)	3.091	3.467	(5.630)

Total income (loss) from operations	$2.990	$3.390	$(5.620)

Net asset value — End of period	$14.880	$11.890	$8.500

Total Return(3)	25.15%	39.88%	(39.80	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$94,817	$39,921	$2,051
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.25%	1.25%	1.25	%(8)
Net investment income (loss)	(0.80)%	(0.73)%	0.34	%(8)
Portfolio Turnover of the Portfolio	96%	91%	94	%(9)

(1)	For the period from the commencement of operations, September 2, 2008, to December 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The administrator subsidized certain operating expenses (equal to 0.05% 0.30% and 0.50% of average daily net assets for the years ended December 31, 2010 and 2009 and the period ended December 31, 2008, respectively). Absent this subsidy, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended December 31, 2008.

See notes to financial statements

10

Eaton Vance Small-Cap Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R
	Year Ended	Period Ended
	December 31, 2010	December 31, 2009(1)

Net asset value — Beginning of period	$11.510	$9.820

Income (Loss) From Operations

Net investment loss(2)	$(0.157)	$(0.061)
Net realized and unrealized gain	2.977	1.751

Total income from operations	$2.820	$1.690

Net asset value — End of period	$14.330	$11.510

Total Return(3)	24.50%	17.21	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$50	$28
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.75%	1.75	%(8)
Net investment loss	(1.28)%	(1.36	)%(8)
Portfolio Turnover of the Portfolio	96%	91	%(9)

(1)	For the period from the commencement of operations, August 3, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The administrator subsidized certain operating expenses (equal to 0.05% and 0.30% of average daily net assets for the year ended December 31, 2010 and the period ended December 31, 2009, respectively). Absent this subsidy, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended December 31, 2009.

See notes to financial statements

11

Eaton Vance Small-Cap Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (93.4% at December 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $7,482,085 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2017. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

During the year ended December 31, 2010, a capital loss carryforward of $10,831,863 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2010, the Fund had a net capital loss of $174,445 attributable to security transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2011.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at

12

Eaton Vance Small-Cap Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2010, accumulated net realized loss was increased by $5,782, accumulated net investment loss was decreased by $1,529,176 and paid-in capital was decreased by $1,523,394 due to differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts (REITs), foreign currency gain (loss) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(7,656,530)
Net unrealized appreciation	$40,541,162

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2010, the administration fee amounted to $222,148. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.50%, 2.25%, 2.25%, 1.25% and 1.75% annually of the Fund’s average daily net assets for Class A, Class B, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after April 30, 2011. Pursuant to this agreement, EVM was allocated $67,566 of the Fund’s operating expenses for the year ended December 31, 2010. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2010, EVM earned $6,973 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,590 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2010. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

13

Eaton Vance Small-Cap Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2010 amounted to $139,740 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2010, the Fund paid or accrued to EVD $29,002 and $116,590 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $226,000 and $1,510,000, respectively.

The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2010, the Fund paid or accrued to EVD $93, representing 0.25% of the average daily net assets of Class R shares.

The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2010 amounted to $9,668, $38,863 and $94 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2010, the Fund was informed that EVD received approximately $3,000 and $3,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended December 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $74,376,989 and $17,460,515, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

14

Eaton Vance Small-Cap Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended December 31,
Class A	2010	2009

Sales	1,493,633	2,545,636
Redemptions	(1,824,051)	(2,499,219)
Exchange from Class B shares	29,418	25,403

Net increase (decrease)	(301,000)	71,820

	Year Ended December 31,
Class B	2010	2009

Sales	133,696	97,176
Redemptions	(65,260)	(68,280)
Exchange to Class A shares	(29,664)	(25,398)

Net increase	38,772	3,498

	Year Ended December 31,
Class C	2010	2009

Sales	400,882	1,113,007
Redemptions	(447,187)	(732,192)

Net increase (decrease)	(46,305)	380,815

	Year Ended December 31,
Class I	2010	2009

Sales	4,238,207	3,181,991
Redemptions	(1,223,737)	(65,597)

Net increase	3,014,470	3,116,394

	Year Ended	Period Ended
Class R	December 31, 2010	December 31, 2009(1)

Sales	2,719	2,420
Redemptions	(1,676)	(1)

Net increase	1,043	2,419

(1)	Class R commenced operations on August 3, 2009.

15

Eaton Vance Small-Cap Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2011

16

Eaton Vance Small-Cap Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Small-Cap Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.5%

Security	Shares	Value

Aerospace & Defense — 2.2%

Aerovironment, Inc.(1)	116,920	$3,136,963
KEYW Holding Corp. (The)(1)	78,510	1,151,742

		$4,288,705

Auto Components — 3.4%

Dana Holding Corp.(1)	228,650	$3,935,066
Tenneco, Inc.(1)	66,300	2,728,908

		$6,663,974

Building Products — 2.9%

Armstrong World Industries, Inc.	72,880	$3,133,840
Trex Co., Inc.(1)	105,421	2,525,887

		$5,659,727

Capital Markets — 3.5%

Affiliated Managers Group, Inc.(1)	36,820	$3,653,280
Lazard, Ltd., Class A	81,830	3,231,467

		$6,884,747

Chemicals — 5.0%

Intrepid Potash, Inc.(1)	101,730	$3,793,512
Kraton Performance Polymers, Inc.(1)	99,620	3,083,239
NewMarket Corp.	23,560	2,906,597

		$9,783,348

Commercial Banks — 4.3%

IBERIABANK Corp.	30,970	$1,831,256
PrivateBancorp, Inc.	71,090	1,022,274
SVB Financial Group(1)	50,770	2,693,349
Texas Capital Bancshares, Inc.(1)	44,570	948,004
Webster Financial Corp.	93,820	1,848,254

		$8,343,137

Commercial Services & Supplies — 3.7%

Clean Harbors, Inc.(1)	35,750	$3,005,860
Team, Inc.(1)	174,891	4,232,362

		$7,238,222

Communications Equipment — 2.4%

Brocade Communications Systems, Inc.(1)	533,980	$2,824,754
Sycamore Networks, Inc.	88,040	1,812,744

		$4,637,498

Computers & Peripherals — 0.7%

Quantum Corp.(1)	389,700	$1,449,684

		$1,449,684

Construction & Engineering — 1.5%

Shaw Group, Inc. (The)(1)	84,360	$2,887,643

		$2,887,643

Distributors — 1.5%

LKQ Corp.(1)	128,840	$2,927,245

		$2,927,245

Electronic Equipment, Instruments & Components — 3.3%

Elster Group SE ADR(1)	50,260	$849,394
National Instruments Corp.	79,030	2,974,689
Trimble Navigation, Ltd.(1)	67,690	2,702,862

		$6,526,945

Energy Equipment & Services — 3.4%

Hornbeck Offshore Services, Inc.(1)	117,970	$2,463,214
Patterson-UTI Energy, Inc.	40,110	864,370
Rowan Cos., Inc.(1)	96,260	3,360,437

		$6,688,021

Food Products — 4.8%

Corn Products International, Inc.	70,180	$3,228,280
Flowers Foods, Inc.	109,320	2,941,801
Mead Johnson Nutrition Co., Class A	50,774	3,160,682

		$9,330,763

Health Care Equipment & Supplies — 2.0%

Analogic Corp.	16,072	$795,725
West Pharmaceutical Services, Inc.	73,695	3,036,234

		$3,831,959

See notes to financial statements

18

Small-Cap Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Providers & Services — 2.9%

Owens & Minor, Inc.	98,890	$2,910,333
VCA Antech, Inc.(1)	114,740	2,672,294

		$5,582,627

Household Durables — 1.8%

Tempur-Pedic International, Inc.(1)	90,460	$3,623,828

		$3,623,828

Household Products — 1.5%

Church & Dwight Co., Inc.	41,505	$2,864,675

		$2,864,675

Insurance — 1.5%

Hanover Insurance Group, Inc. (The)	61,060	$2,852,723

		$2,852,723

IT Services — 1.5%

Euronet Worldwide, Inc.(1)	164,175	$2,863,212

		$2,863,212

Life Sciences Tools & Services — 1.8%

Bruker Corp.(1)	210,500	$3,494,300

		$3,494,300

Machinery — 7.0%

Astec Industries, Inc.(1)	78,944	$2,558,575
Badger Meter, Inc.	30,660	1,355,785
Kadant, Inc.(1)	68,000	1,602,760
RBC Bearings, Inc.(1)	47,730	1,865,288
Tennant Co.	85,870	3,298,267
Valmont Industries, Inc.	34,870	3,094,015

		$13,774,690

Media — 2.4%

IMAX Corp.(1)	72,290	$2,027,734
John Wiley & Sons, Inc., Class A	60,340	2,729,782

		$4,757,516

Multiline Retail — 1.2%

Big Lots, Inc.(1)	76,430	$2,328,058

		$2,328,058

Oil, Gas & Consumable Fuels — 10.5%

Brigham Exploration Co.(1)	127,930	$3,484,813
Cabot Oil & Gas Corp.	78,500	2,971,225
Forest Oil Corp.(1)	90,300	3,428,691
James River Coal Co.(1)	133,150	3,372,690
NAL Oil & Gas Trust	211,180	2,750,459
Rosetta Resources, Inc.(1)	117,760	4,432,486

		$20,440,364

Professional Services — 2.0%

Kelly Services, Inc., Class A(1)	210,422	$3,955,934

		$3,955,934

Real Estate Investment Trusts (REITs) — 1.4%

American Campus Communities, Inc.	40,930	$1,299,937
Mid-America Apartment Communities, Inc.	21,530	1,366,939

		$2,666,876

Real Estate Management & Development — 1.5%

Forestar Real Estate Group, Inc.(1)	154,009	$2,972,374

		$2,972,374

Road & Rail — 3.7%

Genesee & Wyoming, Inc., Class A(1)	70,910	$3,754,685
Kansas City Southern(1)	71,340	3,414,332

		$7,169,017

Semiconductors & Semiconductor Equipment — 5.0%

Atheros Communications, Inc.(1)	66,190	$2,377,545
Cirrus Logic, Inc.(1)	191,660	3,062,726
Cypress Semiconductor Corp.(1)	231,450	4,300,341

		$9,740,612

Software — 3.3%

Mentor Graphics Corp.(1)	258,880	$3,106,560
Parametric Technology Corp.(1)	144,520	3,256,036

		$6,362,596

Specialty Retail — 1.9%

Jo-Ann Stores, Inc.(1)	61,530	$3,705,337

		$3,705,337

See notes to financial statements

19

Small-Cap Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.4%

Warnaco Group, Inc. (The)(1)	49,820	$2,743,587

		$2,743,587

Thrifts & Mortgage Finance — 1.6%

MGIC Investment Corp.(1)	312,360	$3,182,948

		$3,182,948

Total Common Stocks
(identified cost $146,926,637)		$192,222,892

Short-Term Investments — 1.6%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(2)(3)	$3,050	$3,050,150

Total Short-Term Investments
(identified cost $3,050,150)		$3,050,150

Total Investments — 100.1%
(identified cost $149,976,787)		$195,273,042

Other Assets, Less Liabilities — (0.1)%		$(191,019)

Net Assets — 100.0%		$195,082,023

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

(3)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended December 31, 2010 was $13,674 and $0, respectively.

See notes to financial statements

20

Small-Cap Portfolio as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $146,926,637)	$192,222,892
Affiliated investment, at value (identified cost, $3,050,150)	3,050,150
Foreign currency, at value (identified cost, $31,595)	32,226
Dividends receivable	73,801
Interest receivable from affiliated investment	808
Tax reclaims receivable	671

Total assets	$195,380,548

Liabilities

Payable for investments purchased	$100,305
Payable to affiliates:
Investment adviser fee	117,931
Trustees’ fees	1,436
Accrued expenses	78,853

Total liabilities	$298,525

Net Assets applicable to investors’ interest in Portfolio	$195,082,023

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$149,784,728
Net unrealized appreciation	45,297,295

Total	$195,082,023

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends (net of foreign taxes, $8,329)	$692,865
Interest allocated from affiliated investments	16,903
Expenses allocated from affiliated investments	(3,229)

Total investment income	$706,539

Expenses

Investment adviser fee	$1,209,648
Trustees’ fees and expenses	5,275
Custodian fee	115,586
Legal and accounting services	40,823
Miscellaneous	7,247

Total expenses	$1,378,579

Net investment loss	$(672,040)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$12,718,878
Investment transactions allocated from affiliated investments	1,496
Capital gain distributions received	939
Foreign currency transactions	1,714

Net realized gain	$12,723,027

Change in unrealized appreciation (depreciation) —
Investments	$27,252,467
Foreign currency	1,040

Net change in unrealized appreciation (depreciation)	$27,253,507

Net realized and unrealized gain	$39,976,534

Net increase in net assets from operations	$39,304,494

See notes to financial statements

21

Small-Cap Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment loss	$(672,040)	$(232,578)
Net realized gain (loss) from investment and foreign currency transactions	12,723,027	(4,161,969)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	27,253,507	32,714,180

Net increase in net assets from operations	$39,304,494	$28,319,633

Capital transactions —
Contributions	$77,388,719	$32,699,645
Withdrawals	(23,507,496)	(20,893,853)

Net increase in net assets from capital transactions	$53,881,223	$11,805,792

Net increase in net assets	$93,185,717	$40,125,425

Net Assets

At beginning of year	$101,896,306	$61,770,881

At end of year	$195,082,023	$101,896,306

See notes to financial statements

22

Small-Cap Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.85%	0.88%	0.97%	0.97%	1.07	%(2)
Net investment loss	(0.42)%	(0.29)%	(0.20)%	(0.26)%	(0.29)%
Portfolio Turnover	96%	91%	94%	75%	103%

Total Return	25.71%	40.31%	(37.89)%	21.13%	16.33%

Net assets, end of year (000’s omitted)	$195,082	$101,896	$61,771	$38,657	$25,863

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser voluntarily waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2006).

See notes to financial statements

23

Small-Cap Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2010, Eaton Vance Small-Cap Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 93.4% and 1.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

24

Small-Cap Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2010, the Portfolio’s investment adviser fee totaled $1,212,128 of which $2,480 was allocated from Cash Management Portfolio and $1,209,648 was paid or accrued directly by the Portfolio. For the year ended December 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.75% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who

25

Small-Cap Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $199,277,735 and $145,795,258, respectively, for the year ended December 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$150,000,114

Gross unrealized appreciation	$46,223,212
Gross unrealized depreciation	(950,284)

Net unrealized appreciation	$45,272,928

The net unrealized appreciation on foreign currency at December 31, 2010 on a federal income tax basis was $1,040.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2010.

6   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$192,222,892	$—	$—	$192,222,892
Short-Term Investments	—	3,050,150	—	3,050,150

Total Investments	$192,222,892	$3,050,150	$—	$195,273,042

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

26

Small-Cap Portfolio as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Small-Cap Portfolio:
We have audited the accompanying statement of assets and liabilities of Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, was audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Small-Cap Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2011

27

Eaton Vance Small-Cap Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

28

Eaton Vance Small-Cap Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Small-Cap Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Small-Cap Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

29

Eaton Vance Small-Cap Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance Small-Cap Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc, “Armored Wolf” refers to Armored Wolf, LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

31

Eaton Vance Small-Cap Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

John Brynjolfsson 1964	Vice President of the Trust	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

James H. Evans 1959	Vice President of the Trust	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass Investors Services, Inc. (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

32

Eaton Vance Small-Cap Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 1962	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Walter A. Row, III 1957	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President of the Trust	Since 2010	Managing Director of Armored Wolf since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 1946	President of the Portfolio(4)	Since 2011	Vice President of EVM and BMR since 2006. Previously, Senior Managing Director and Small and Mid-Cap Core portfolio manager with ForstmannLeff Associates (2004-2006). Officer of 3 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2006 and President of the Portfolio since 2002.

(4)	Prior to 2011, Ms. Tooke served as Vice President of the Portfolio since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

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Investment Adviser of Small-Cap Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Small-Cap Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Small-Cap Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

164-2/11	SCGSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2010

EATON VANCE SMALL-CAP VALUE FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Small-Cap Value Fund as of December 31 , 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Gregory R. Greene, CFA
Lead Portfolio Manager
•	U.S. stocks finished 2010 with solid double-digit returns for the major market indices, despite the lingering effects of the Great Recession. The year overall was bracketed by solid quarters at both ends of the period, with some weakness in the middle. The weakness came as a variety of concerns – including a stubborn European credit crisis, a devastating oil spill in the Gulf of Mexico and growing political uncertainties in the U.S. – caused a spike in volatility at mid-year, taking many markets down.

•	The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year end.

•	The broad-based S&P 500 Index was up 15.06% for the year ended December 31, 2010, while the blue-chip Dow Jones Industrial Average gained 14.06% and the technology-heavy NASDAQ Composite Index rose 18.16%. Growth indices outperformed value indices across all market capitalizations for the year. Meanwhile, small-cap and mid-cap stocks outperformed their larger-cap counterparts by wide margins, although all of the corresponding indices were firmly anchored in positive territory.
Management Discussion
•	The Fund recorded double-digit gains for the year ending December 31, 2010, but underperformed the Russell 2000 Value Index (the Index)[1] for the period. After the volatility of the second and third quarters, the market appeared to make up its mind in the fourth quarter of 2010 about the sustainability of the economic recovery, as well as how to profit from it. Sparked by the Federal Reserve’s confirmation of a second round of quantitative easing, the market rallied strongly beginning in late August, especially small-cap stocks. From the lows in late August to the high on December 31, the Index rose roughly 30%.

•	While the growth style outperformed the value style of investing over the period, small-cap stocks overall posted strong returns, outpacing many larger-cap counterparts. Within the Index, all but one of the 10 economic sectors saw double-digit returns. The strongest performance came from the materials sector (+36%), with telecommunications services (+7%) posting the smallest advance.

•	Despite what we considered to be only a moderate economic recovery, the fourth-quarter rally fueled by this renewed optimism was led by what we characterized as speculative stocks. The price gains of these lower-quality names was a factor in the Fund’s performance relative to the Index, as the investment environment did not benefit the types of holdings favored by the Fund as much.

Total Return Performance
12/31/09 – 12/31/10

Class A2	17.78%
Class B2	16.89
Class C2	16.86
Class I2	18.00
Russell 2000 Value Index[1]	24.50
Lipper Small-Cap Core Funds Average[1]	25.22
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. Absent an allocation of certain expenses to the administrator and sub-adviser, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Small-Cap Value Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Given this backdrop, stock selection was the primary factor limiting performance relative to the Index, with stocks in the energy, financials and health care detracting the most from the Fund’s returns. The Fund had positive contributions from the consumer discretionary and consumer staples sectors, but these were offset by selection — and disappointing performance relative to the Index — in the energy sector, where oil and gas stocks lagged, and in the financials sector, in which thrifts and real estate selections limited returns. In addition, health care equipment stocks detracted the most in the health care sector, while chemicals stocks underperformed in the materials sector.

•	The Fund was overweighted in the strong-performing consumer discretionary sector, and this allocation provided the largest positive contribution to relative performance. Moreover, auto components and specialty retail stocks within this sector performed well. In the consumer staples sector, the second-largest positive contributor during the period, the Fund’s holdings in food and staples retailing performed well. In the utilities sector, gas and water utilities selections also contributed to the Fund’s relative performance.

•	As always, management remains committed to finding well managed, inexpensive companies with strong balance sheets and cash flow in order to achieve long-term returns for Fund shareholders.

Fund Composition

Top 10 Holdings[1]
By net assets
Tutor Perini Corp.	2.5%
JDA Software Group, Inc.	2.5
NETGEAR, Inc.	2.4
Tanger Factory Outlet Centers	2.4
NetScout Systems, Inc.	2.4
Bristow Group, Inc.	2.3
Argo Group International Holding, Ltd.	2.3
Cleco Corp.	2.3
AptarGroup, Inc.	2.2
Westar Energy, Inc.	2.2

[1]	Top 10 Holdings represented 23.5% of the Fund’s net assets as of 12/31/10. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Fund’s net assets as of 12/31/10. Excludes cash equivalents.
The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s future investments and may change due to active management.

2

Eaton Vance Small-Cap Value Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 2000 Value Index, an unmanaged index of U.S. small-cap value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 2000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EAVSX	EBVSX	ECVSX	EIVSX

Average Annual Total Returns (at net asset value)

One Year	17.78%	16.89%	16.86%	18.00%
Five Years	4.61	3.82	3.82	N.A.
Life of Fund†	7.58	7.21	7.16	19.84
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	11.02%	11.89%	15.86%	18.00%
Five Years	3.37	3.50	3.82	N.A
Life of Fund†	6.83	7.21	7.16	19.84

†	Inception dates: Class A: 6/28/02; Class B: 7/9/02; Class C: 7/3/02; Class I: 10/1/09

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the administrator and sub-adviser, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Gross Expense Ratio	2.39%	3.14%	3.14%	2.14%
Net Expense Ratio	1.65	2.40	2.40	1.40

[2]	Source: Prospectus dated 5/1/10. Net Expense Ratio reflects a contractual expense reimbursement that continues through April 30, 2011. Without this expense reimbursement, performance would have been lower.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 6/28/02.

A $10,000 hypothetical investment at net asset value in Class B shares on 7/9/02 (commencement of operations), Class C shares on 7/3/02 (commencement of operations) and Class I shares on 10/1/09 (commencement of operations) would have been valued at $18,058, $18,006 and $12,543, respectively, on 12/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Small-Cap Value Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Small-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,218.30	$9.23	**
Class B	$1,000.00	$1,214.30	$13.39	**
Class C	$1,000.00	$1,213.20	$13.39	**
Class I	$1,000.00	$1,219.60	$7.83	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.90	$8.39	**
Class B	$1,000.00	$1,013.10	$12.18	**
Class C	$1,000.00	$1,013.10	$12.18	**
Class I	$1,000.00	$1,018.10	$7.12	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares and 1.40% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

4

Eaton Vance Small-Cap Value Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.9%

Security	Shares	Value

Aerospace & Defense — 2.9%

AAR Corp.(1)	19,500	$535,665
GeoEye, Inc.(1)	13,200	559,548

		$1,095,213

Building Products — 1.3%

A.O. Smith Corp.	13,200	$502,656

		$502,656

Chemicals — 1.7%

RPM International, Inc.	29,200	$645,320

		$645,320

Commercial Banks — 6.0%

First Midwest Bancorp, Inc.	30,200	$347,904
National Penn Bancshares, Inc.	57,100	458,513
Prosperity Bancshares, Inc.	17,200	675,616
Trustmark Corp.	30,800	765,072

		$2,247,105

Commercial Services & Supplies — 1.8%

Brink’s Co. (The)	25,400	$682,752

		$682,752

Communications Equipment — 2.4%

NETGEAR, Inc.(1)	27,000	$909,360

		$909,360

Construction & Engineering — 5.1%

Chicago Bridge & Iron Co. NV(1)	18,000	$592,200
Emcor Group, Inc.(1)	13,200	382,536
Tutor Perini Corp.	43,700	935,617

		$1,910,353

Containers & Packaging — 2.2%

AptarGroup, Inc.	17,700	$841,989

		$841,989

Electric Utilities — 6.5%

Cleco Corp.	28,400	$873,584
Portland General Electric Co.	34,500	748,650
Westar Energy, Inc.	32,600	820,216

		$2,442,450

Electrical Equipment — 2.0%

General Cable Corp.(1)	21,400	$750,926

		$750,926

Energy Equipment & Services — 3.5%

Bristow Group, Inc.(1)	18,600	$880,710
Oil States International, Inc.(1)	6,500	416,585

		$1,297,295

Food & Staples Retailing — 1.5%

BJ’s Wholesale Club, Inc.(1)	11,400	$546,060

		$546,060

Food Products — 3.1%

J & J Snack Foods Corp.	15,900	$767,016
Lancaster Colony Corp.	6,600	377,520

		$1,144,536

Health Care Equipment & Supplies — 3.6%

Teleflex, Inc.	12,400	$667,244
West Pharmaceutical Services, Inc.	16,400	675,680

		$1,342,924

Health Care Providers & Services — 3.5%

Magellan Health Services, Inc.(1)	11,900	$562,632
Owens & Minor, Inc.	25,100	738,693

		$1,301,325

Hotels, Restaurants & Leisure — 1.0%

Jack in the Box, Inc.(1)	17,600	$371,888

		$371,888

Insurance — 7.1%

Argo Group International Holding, Ltd.	23,500	$880,075
Aspen Insurance Holdings, Ltd.	22,100	632,502
Protective Life Corp.	23,100	615,384
Tower Group, Inc.	21,700	555,086

		$2,683,047

See notes to financial statements

5

Eaton Vance Small-Cap Value Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

IT Services — 1.0%

MAXIMUS, Inc.	5,600	$367,248

		$367,248

Machinery — 4.2%

Barnes Group, Inc.	36,400	$752,388
Crane Co.	10,200	418,914
Wabtec Corp.	7,600	401,964

		$1,573,266

Oil, Gas & Consumable Fuels — 2.1%

Stone Energy Corp.(1)	34,800	$775,692

		$775,692

Professional Services — 1.5%

Towers Watson & Co., Class A	11,000	$572,660

		$572,660

Real Estate Investment Trusts (REITs) — 8.4%

Corporate Office Properties Trust	18,900	$660,555
LaSalle Hotel Properties	27,600	728,640
Pebblebrook Hotel Trust	9,100	184,912
Senior Housing Properties Trust	31,500	691,110
Tanger Factory Outlet Centers	17,300	885,587

		$3,150,804

Road & Rail — 4.3%

Arkansas Best Corp.	24,100	$660,822
Genesee & Wyoming, Inc., Class A(1)	8,100	428,895
Old Dominion Freight Line, Inc.(1)	16,200	518,238

		$1,607,955

Semiconductors & Semiconductor Equipment — 0.6%

AXT, Inc.(1)	21,500	$224,460

		$224,460

Software — 4.8%

JDA Software Group, Inc.(1)	33,400	$935,200
NetScout Systems, Inc.(1)	38,400	883,584

		$1,818,784

Specialty Retail — 5.9%

Buckle, Inc. (The)	11,900	$449,463
Children’s Place Retail Stores, Inc. (The)(1)	13,100	650,284
Dick’s Sporting Goods, Inc.(1)	10,000	375,000
Finish Line, Inc., Class A (The)	25,400	436,626
hhgregg, Inc.(1)	14,900	312,155

		$2,223,528

Textiles, Apparel & Luxury Goods — 3.1%

Carter’s, Inc.(1)	20,700	$610,857
Hanesbrands, Inc.(1)	22,300	566,420

		$1,177,277

Thrifts & Mortgage Finance — 4.8%

Astoria Financial Corp.	45,100	$627,341
First Niagara Financial Group, Inc.	43,300	605,334
Washington Federal, Inc.	34,300	580,356

		$1,813,031

Total Common Stocks
(identified cost $29,328,042)		$36,019,904

Short-Term Investments — 4.2%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 1/3/11	$1,578	$1,578,344

Total Short-Term Investments
(identified cost $1,578,344)		$1,578,344

Total Investments — 100.1%
(identified cost $30,906,386)		$37,598,248

Other Assets, Less Liabilities — (0.1)%		$(18,893)

Net Assets — 100.0%		$37,579,355

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See notes to financial statements

6

Eaton Vance Small-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investments, at value (identified cost, $30,906,386)	$37,598,248
Dividends receivable	36,054
Receivable for Fund shares sold	81,319
Receivable from affiliates	2,424

Total assets	$37,718,045

Liabilities

Payable for Fund shares redeemed	$28,711
Payable to affiliates:
Investment adviser fee	31,484
Distribution and service fees	15,161
Administration fee	4,723
Trustees’ fees	400
Accrued expenses	58,211

Total liabilities	$138,690

Net Assets	$37,579,355

Sources of Net Assets

Paid-in capital	$30,884,321
Accumulated net realized gain	2,785
Accumulated undistributed net investment income	387
Net unrealized appreciation	6,691,862

Net Assets	$37,579,355

Class A Shares

Net Assets	$25,220,380
Shares Outstanding	1,738,249
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.51
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.40

Class B Shares

Net Assets	$2,666,456
Shares Outstanding	189,839
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.05

Class C Shares

Net Assets	$9,224,533
Shares Outstanding	658,816
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.00

Class I Shares

Net Assets	$467,986
Shares Outstanding	32,172
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.55

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends	$545,872
Interest	203

Total investment income	$546,075

Expenses

Investment adviser fee	$326,780
Administration fee	49,017
Distribution and service fees
Class A	54,141
Class B	23,745
Class C	83,948
Trustees’ fees and expenses	1,595
Custodian fee	30,586
Transfer and dividend disbursing agent fees	65,287
Legal and accounting services	29,677
Printing and postage	14,219
Registration fees	52,964
Miscellaneous	14,768

Total expenses	$746,727

Deduct —
Allocation of expenses to affiliates	$127,137
Reduction of custodian fee	14

Total expense reductions	$127,151

Net expenses	$619,576

Net investment loss	$(73,501)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$3,715,911
Capital gain distributions received	433

Net realized gain	$3,716,344

Change in unrealized appreciation (depreciation) —
Investments	$1,593,236

Net change in unrealized appreciation (depreciation)	$1,593,236

Net realized and unrealized gain	$5,309,580

Net increase in net assets from operations	$5,236,079

See notes to financial statements

7

Eaton Vance Small-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment loss	$(73,501)	$(3,667)
Net realized gain from investment transactions and capital gain distributions received	3,716,344	287,944
Net change in unrealized appreciation (depreciation) from investments	1,593,236	4,725,810

Net increase in net assets from operations	$5,236,079	$5,010,087

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$9,462,201	$8,691,440
Class B	677,036	556,447
Class C	3,001,506	3,799,398
Class I	489,462	100,114
Cost of shares redeemed
Class A	(6,483,730)	(4,582,611)
Class B	(453,409)	(670,005)
Class C	(3,088,248)	(2,059,790)
Class I	(168,034)	(1,100)
Net asset value of shares exchanged
Class A	194,814	167,161
Class B	(194,814)	(167,161)

Net increase in net assets from Fund share transactions	$3,436,784	$5,833,893

Net increase in net assets	$8,672,863	$10,843,980

Net Assets

At beginning of year	$28,906,492	$18,062,512

At end of year	$37,579,355	$28,906,492

Accumulated undistributed net investment income (loss) included in net assets

At end of year	$387	$(7,133)

See notes to financial statements

8

Eaton Vance Small-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2010		2009	2008	2007	2006

Net asset value — Beginning of year	$12.320		$9.910	$13.500	$14.970	$14.850

Income (Loss) From Operations

Net investment income (loss)(1)	$0.003	(2)	$0.027	$0.018	$(0.033)	$(0.042)
Net realized and unrealized gain (loss)	2.187		2.383	(3.608)	0.430	2.110

Total income (loss) from operations	$2.190		$2.410	$(3.590)	$0.397	$2.068

Less Distributions

From net realized gain	$—		$—	$—	$(1.802)	$(1.948)
Tax return of capital	—		—	—	(0.065)	—

Total distributions	$—		$—	$—	$(1.867)	$(1.948)

Net asset value — End of year	$14.510		$12.320	$9.910	$13.500	$14.970

Total Return(3)	17.78%		24.32%	(26.59)%	2.31%	13.92%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$25,220		$18,471	$11,005	$11,131	$10,931
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.65%		1.65%	1.65%	1.68%	1.75%
Net investment income (loss)	0.03	%(2)	0.26%	0.15%	(0.21)%	(0.27)%
Portfolio Turnover	42%		48%	76%	49%	51%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects special dividends which amounted to $0.026 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.17)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	The administrator subsidized certain operating expenses (equal to 0.39%, 0.74%, 0.62%, 0.41% and 0.31% of average daily net assets for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively). A portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Small-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2010		2009	2008	2007	2006

Net asset value — Beginning of year	$12.020		$9.740	$13.370	$14.960	$14.950

Income (Loss) From Operations

Net investment loss(1)	$(0.094	)(2)	$(0.046)	$(0.080)	$(0.152)	$(0.162)
Net realized and unrealized gain (loss)	2.124		2.326	(3.550)	0.429	2.120

Total income (loss) from operations	$2.030		$2.280	$(3.630)	$0.277	$1.958

Less Distributions

From net realized gain	$—		$—	$—	$(1.802)	$(1.948)
Tax return of capital	—		—	—	(0.065)	—

Total distributions	$—		$—	$—	$(1.867)	$(1.948)

Net asset value — End of year	$14.050		$12.020	$9.740	$13.370	$14.960

Total Return(3)	16.89%		23.41%	(27.15)%	1.50%	13.10%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,666		$2,277	$2,122	$4,037	$4,915
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.40%		2.40%	2.40%	2.43%	2.50%
Net investment loss	(0.74	)%(2)	(0.46)%	(0.66)%	(0.98)%	(1.02)%
Portfolio Turnover	42%		48%	76%	49%	51%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects special dividends which amounted to $0.023 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.93)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	The administrator subsidized certain operating expenses (equal to 0.39%, 0.74%, 0.62%, 0.41% and 0.31% of average daily net assets for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively). A portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

10

Eaton Vance Small-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2010		2009	2008	2007	2006

Net asset value — Beginning of year	$11.980		$9.720	$13.330	$14.910	$14.910

Income (Loss) From Operations

Net investment loss(1)	$(0.093	)(2)	$(0.049)	$(0.075)	$(0.151)	$(0.161)
Net realized and unrealized gain (loss)	2.113		2.309	(3.535)	0.438	2.109

Total income (loss) from operations	$2.020		$2.260	$(3.610)	$0.287	$1.948

Less Distributions

From net realized gain	$—		$—	$—	$(1.802)	$(1.948)
Tax return of capital	—		—	—	(0.065)	—

Total distributions	$—		$—	$—	$(1.867)	$(1.948)

Net asset value — End of year	$14.000		$11.980	$9.720	$13.330	$14.910

Total Return(3)	16.86%		23.38%	(27.16)%	1.57%	13.06%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$9,225		$8,056	$4,936	$5,690	$5,986
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.40%		2.40%	2.40%	2.43%	2.50%
Net investment loss	(0.74	)%(2)	(0.49)%	(0.63)%	(0.97)%	(1.01)%
Portfolio Turnover	42%		48%	76%	49%	51%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects special dividends which amounted to $0.023 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.93)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	The administrator subsidized certain operating expenses (equal to 0.39%, 0.74%, 0.62%, 0.41% and 0.31% of average daily net assets for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, respectively). A portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

11

Eaton Vance Small-Cap Value Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended		Period Ended
	December 31, 2010		December 31, 2009(1)

Net asset value — Beginning of period	$12.330		$11.600

Income (Loss) From Operations

Net investment income(2)	$0.044	(3)	$0.008
Net realized and unrealized gain	2.176		0.722

Total income from operations	$2.220		$0.730

Net asset value — End of period	$14.550		$12.330

Total Return(4)	18.00%		6.29	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$468		$103
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.40%		1.40	%(8)
Net investment income	0.34	%(3)	0.28	%(8)
Portfolio Turnover	42%		48	%(9)

(1)	For the period from the start of business, October 1, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Net investment income per share reflects special dividends which amounted to $0.033 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.09%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The administrator subsidized certain operating expenses (equal to 0.39% and 0.74% of average daily net assets for the year ended December 31, 2010 and the period ended December 31, 2009, respectively). A portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(8)	Annualized.

(9)	For the year ended December 31, 2009.

See notes to financial statements

12

Eaton Vance Small-Cap Value Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended December 31, 2010, a capital loss carryforward of $3,695,742 was utilized to offset net realized gains by the Fund.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

13

Eaton Vance Small-Cap Value Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2010, accumulated net realized gain was increased by $133, accumulated undistributed net investment income was increased by $81,021 and paid-in capital was decreased by $81,154 due to differences between book and tax accounting, primarily for net operating losses and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$29,515
Net unrealized appreciation	$6,665,519

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and distributions from REITs.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2010, the investment adviser fee amounted to $326,780 or 1.00% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Fund to Fox Asset Management LLC (Fox), an affiliate of EVM. BMR pays Fox a portion of its investment advisory fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2010, the administration fee amounted to $49,017. EVM and Fox have agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.65%, 2.40%, 2.40% and 1.40% annually of the Fund’s

14

Eaton Vance Small-Cap Value Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2011. Pursuant to this agreement, EVM and Fox were allocated $31,784 and $95,353, respectively, of the Fund’s operating expenses for the year ended December 31, 2010. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2010, EVM earned $3,434 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,344 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2010 amounted to $54,141 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2010, the Fund paid or accrued to EVD $17,809 and $62,961 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $20,000 and $771,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2010 amounted to $5,936 and $20,987 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2010, the Fund was informed that EVD received approximately $6,000 and $3,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

15

Eaton Vance Small-Cap Value Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $15,913,182 and $12,922,780, respectively, for the year ended December 31, 2010.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2010	2009

Sales	725,003	845,149
Redemptions	(500,507)	(473,260)
Exchange from Class B shares	14,977	16,650

Net increase	239,473	388,539

	Year Ended December 31,
Class B	2010	2009

Sales	52,027	57,083
Redemptions	(36,206)	(68,447)
Exchange to Class A shares	(15,419)	(17,005)

Net increase (decrease)	402	(28,369)

	Year Ended December 31,
Class C	2010	2009

Sales	234,599	379,222
Redemptions	(248,025)	(214,886)

Net increase (decrease)	(13,426)	164,336

	Year Ended	Period Ended
Class I	December 31, 2010	December 31, 2009(1)

Sales	37,362	8,418
Redemptions	(13,514)	(94)

Net increase	23,848	8,324

(1)	Class I commenced operations on October 1, 2009.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$30,932,729

Gross unrealized appreciation	$6,797,619
Gross unrealized depreciation	(132,100)

Net unrealized appreciation	$6,665,519

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2010.

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

16

Eaton Vance Small-Cap Value Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$36,019,904	$—	$—	$36,019,904
Short-Term Investments	—	1,578,344	—	1,578,344

Total Investments	$36,019,904	$1,578,344	$—	$37,598,248

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

17

Eaton Vance Small-Cap Value Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Value Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Value Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2011

18

Eaton Vance Small-Cap Value Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

19

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

20

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Small-Cap Value Fund (the “Fund”) with Boston Management and Research (the “Adviser”) and the sub-advisory agreement with Fox Asset Management LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research and similar services to the Fund. The Board noted the Adviser’s in-house equity research capabilities. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

21

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

22

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Armored Wolf” refers to Armored Wolf, LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

23

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

John Brynjolfsson 1964	Vice President	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

James H. Evans 1959	Vice President	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

24

Eaton Vance Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 1962	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President	Since 2006	Vice President of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Walter A. Row, III 1957	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President	Since 2010	Managing Director of Armored Wolf since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

25

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Investment Adviser of Eaton Vance Small-Cap Value Fund
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Eaton Vance Small-Cap Value Fund
Fox Asset Management LLC
331 Newman Springs Road
Red Bank, NJ 07701

Administrator of Eaton Vance Small-Cap Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Small-Cap Value Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1303-2/11	SCVSRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report December 31, 2010

EATON VANCE SPECIAL EQUITIES FUND

Annual Report December 31 , 2010 EATON VANCE SPECIAL EQUITIES FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Special Equities Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Nancy B. Tooke, CFA
Portfolio Manager
•	U.S. stocks finished 2010 with solid double-digit returns for the major market indices, despite the lingering effects of the Great Recession. The year overall was bracketed by solid quarters at both ends of the period, with some weakness in the middle. The weakness came as a variety of concerns — including a stubborn European credit crisis, a devastating oil spill in the Gulf of Mexico and growing political uncertainties in the U.S. — caused a spike in volatility at mid-year, taking many markets down.

•	The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year end.

•	For the year ended December 31, 2010, the Russell 2500 Index was up 26.71%. By comparison, the broad-based S&P 500 Index gained 15.06%, the blue-chip Dow Jones Industrial Average returned 14.06% and the technology-heavy NASDAQ Composite Index rose 18.16%. Growth indices outperformed value indices across all market capitalizations for the year. Meanwhile, small-cap and mid-cap stocks out performed their larger-cap counterparts by wide margins, although all of the corresponding indices were firmly anchored in positive territory.
Management Discussion
•	Small- and mid-cap stocks registered strong performance in 2010, with the Russell 2500 Index (the Index)[1] outperforming most of its larger-cap equity market counterparts. All 10 economic sectors in the Index posted double-digit returns, with the strongest performance coming from energy, materials, consumer discretionary and industrials, all of which were up more than 30%. The weakest performance came from the telecommunication services and utilities sectors, yet both returned more than 13%.

•	Against this backdrop, the Fund[2] posted double-digit gains for the year, finishing with positive returns in every sector in which it was invested, although it underperformed the Index for the year.

•	The Fund outperformed the Index in the energy, utilities and consumer staples sectors, thanks to strong stock selection. Other examples of stock selection adding to relative performance included a holding in a leading private label pharmaceutical company that outperformed significantly through 2010 and an Internet software firm that was up strongly over the course of the year. Underweighting the utilities sector also contributed to results, as did the Fund’s lack of exposure to the telecommunication services sector.

Total Return Performance
12/31/09-12/31/10

Class A3	23.95%
Class B3	23.13
Class C3	23.05
Russell 2500 Index[1]	26.71
S&P SmallCap 600 Index[1]	26.31
Lipper Mid-Cap Core Funds Average[1]	22.87
See page 3 for more performance information.

[1]	The Fund’s primary benchmark changed from the S&P SmallCap 600 Index to the Russell 2500 Index, as the Russell 2500 Index was deemed by the portfolio manager to be a more appropriate primary benchmark for the Fund. It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separate registered investment company, Special Equities Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Special Equities Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Holdings in select oil & gas exploration companies with strong returns added to relative performance, with one investment more than doubling over the course of the year. Further contributing to performance was a position in an enterprise infrastructure software company that was acquired in the second quarter for more than a 50% premium. A longtime holding in a computer hardware company contributed nicely to relative returns when it gained over 43% early in 2010 after announcing a distribution agreement with a major global technology company.

•	The Fund’s return modestly lagged that of the Index for the period, primarily due to stock selection. While a significant underweight to financials added to relative performance, this was more than offset by stock selection in the sector, especially in the professional services and information technology services industries. Selection in consumer discretionary detracted from relative performance; in particular, Fund positions in hotels, restaurants & leisure, and auto components.

•	We thank you for your continued confidence and participation in the Fund.
Portfolio Composition

Top 10 Holdings[1]

By net assets

Cypress Semiconductor Corp.	2.3%
Walter Energy, Inc.	2.1
Affiliated Managers Group, Inc.	2.1
Dana Holding Corp.	2.0
Forest Oil Corp.	2.0
Kansas City Southern	1.8
National Instruments Corp.	1.8
Analog Devices, Inc.	1.7
Bruker Corp.	1.7
Mead Johnson Nutrition Co., Class A	1.7

[1]	Top 10 Holdings represented 19.2% of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 12/31/10. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Special Equities Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 2500 Index, an unmanaged index of approximately 2,500 small- and mid-cap U.S. stocks, and the S&P SmallCap 600 Index, an unmanaged index of 600 U.S. small-cap stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell 2500 Index and the S&P SmallCap 600 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 4/22/68.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 12/31/00 would have been valued at $9,565 and $9,565, respectively, on 12/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EVSEX	EMSEX	ECSEX

Average Annual Total Returns (at net asset value)

One Year	23.95%	23.13%	23.05%
Five Years	6.76	5.99	5.97
Ten Years	0.30	-0.44	-0.44
Life of Fund†	7.29	4.98	5.04
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	16.86%	18.13%	22.05%
Five Years	5.51	5.67	5.97
Ten Years	-0.29	-0.44	-0.44
Life of Fund†	7.14	4.98	5.04

†	Inception dates: Class A: 4/22/68; Class B: 8/22/94; Class C: 11/17/94

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% – 1st and 2nd years; 4% – 3rd year; 3% – 4th year; 2% – 5th year; 1% – 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.57%	2.32%	2.32%

[2]	Source: Prospectus dated 5/1/10.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Special Equities Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Special Equities Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,261.10	$7.58
Class B	$1,000.00	$1,256.60	$11.77
Class C	$1,000.00	$1,255.70	$11.83

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.77
Class B	$1,000.00	$1,014.80	$10.51
Class C	$1,000.00	$1,014.70	$10.56

*	Expenses are equal to the Fund’s annualized expense ratio of 1.33% for Class A shares, 2.07% for Class B shares and 2.08% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010. The Example reflects expenses of both the Fund and the Portfolio.

4

Eaton Vance Special Equities Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Investment in Special Equities Portfolio, at value (identified cost, $56,080,877)	$75,154,954
Receivable for Fund shares sold	127,313

Total assets	$75,282,267

Liabilities

Payable for Fund shares redeemed	$37,021
Payable to affiliates:
Distribution and service fees	20,871
Trustees’ fees	125
Accrued expenses	61,466

Total liabilities	$119,483

Net Assets	$75,162,784

Sources of Net Assets

Paid-in capital	$85,624,068
Accumulated net realized loss from Portfolio	(29,536,049)
Accumulated undistributed net investment income	688
Net unrealized appreciation from Portfolio	19,074,077

Total	$75,162,784

Class A Shares

Net Assets	$66,277,999
Shares Outstanding	4,156,707
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.94
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.91

Class B Shares

Net Assets	$1,584,367
Shares Outstanding	103,376
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.33

Class C Shares

Net Assets	$7,300,418
Shares Outstanding	476,377
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.32

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $1,563)	$841,428
Interest allocated from Portfolio	3,987
Expenses allocated from Portfolio	(509,092)

Total investment income from Portfolio	$336,323

Expenses

Distribution and service fees
Class A	$143,072
Class B	12,595
Class C	66,916
Trustees’ fees and expenses	500
Custodian fee	12,199
Transfer and dividend disbursing agent fees	112,039
Legal and accounting services	35,359
Printing and postage	19,815
Registration fees	43,603
Miscellaneous	11,829

Total expenses	$457,927

Net investment loss	$(121,604)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$7,384,278
Foreign currency transactions	(369)

Net realized gain	$7,383,909

Change in unrealized appreciation (depreciation) —
Investments	$6,720,350
Foreign currency	8

Net change in unrealized appreciation (depreciation)	$6,720,358

Net realized and unrealized gain	$14,104,267

Net increase in net assets from operations	$13,982,663

See notes to financial statements

5

Eaton Vance Special Equities Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment loss	$(121,604)	$(569,638)
Net realized gain (loss) from investment and foreign currency transactions	7,383,909	(7,804,342)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	6,720,358	26,127,499

Net increase in net assets from operations	$13,982,663	$17,753,519

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$12,286,761	$7,275,254
Class B	723,117	128,774
Class C	1,441,538	1,305,958
Cost of shares redeemed
Class A	(17,635,031)	(17,061,041)
Class B	(513,347)	(390,521)
Class C	(2,421,979)	(2,103,426)
Net asset value of shares exchanged
Class A	279,192	142,546
Class B	(279,192)	(142,546)

Net decrease in net assets from Fund share transactions	$(6,118,941)	$(10,845,002)

Net increase in net assets	$7,863,722	$6,908,517

Net Assets

At beginning of year	$67,299,062	$60,390,545

At end of year	$75,162,784	$67,299,062

Accumulated undistributed net investment income included in net assets

At end of year	$688	$878

See notes to financial statements

6

Eaton Vance Special Equities Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended December 31,

	2010		2009	2008	2007	2006

Net asset value — Beginning of year	$12.860		$9.520	$16.420	$13.440	$11.490

Income (Loss) From Operations

Net investment loss(1)	$(0.013	)(2)	$(0.091)	$(0.114)	$(0.126)	$(0.083)
Net realized and unrealized gain (loss)	3.093		3.431	(6.786)	3.106	2.033

Total income (loss) from operations	$3.080		$3.340	$(6.900)	$2.980	$1.950

Net asset value — End of year	$15.940		$12.860	$9.520	$16.420	$13.440

Total Return(3)	23.95%		35.08%	(42.02)%	22.17%	16.97%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$66,278		$58,962	$52,978	$54,931	$40,700
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.39%		1.57%	1.43%	1.39%	1.42	%(6)
Net investment loss	(0.09	)%(2)	(0.87)%	(0.80)%	(0.82)%	(0.66)%
Portfolio Turnover of the Portfolio	78%		77%	95%	72%	98%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.021 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (0.24)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2006).

See notes to financial statements

7

Eaton Vance Special Equities Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended December 31,

	2010		2009	2008	2007	2006

Net asset value — Beginning of year	$12.450		$9.280	$16.140	$13.310	$11.460

Income (Loss) From Operations

Net investment loss(1)	$(0.120	)(2)	$(0.164)	$(0.224)	$(0.239)	$(0.177)
Net realized and unrealized gain (loss)	3.000		3.334	(6.636)	3.069	2.027

Total income (loss) from operations	$2.880		$3.170	$(6.860)	$2.830	$1.850

Net asset value — End of year	$15.330		$12.450	$9.280	$16.140	$13.310

Total Return(3)	23.13%		34.16%	(42.50)%	21.26%	16.14%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,584		$1,407	$1,452	$2,362	$2,130
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.14%		2.32%	2.18%	2.14%	2.17	%(6)
Net investment loss	(0.90	)%(2)	(1.62)%	(1.59)%	(1.57)%	(1.43)%
Portfolio Turnover of the Portfolio	78%		77%	95%	72%	98%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.020 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (1.05)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2006).

See notes to financial statements

8

Eaton Vance Special Equities Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended December 31,

	2010		2009	2008	2007	2006

Net asset value — Beginning of year	$12.450		$9.290	$16.130	$13.310	$11.460

Income (Loss) From Operations

Net investment loss(1)	$(0.111	)(2)	$(0.165)	$(0.205)	$(0.238)	$(0.176)
Net realized and unrealized gain (loss)	2.981		3.325	(6.635)	3.058	2.026

Total income (loss) from operations	$2.870		$3.160	$(6.840)	$2.820	$1.850

Net asset value — End of year	$15.320		$12.450	$9.290	$16.130	$13.310

Total Return(3)	23.05%		34.02%	(42.41)%	21.19%	16.14%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,300		$6,930	$5,961	$3,739	$2,115
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.14%		2.32%	2.18%	2.14%	2.17	%(6)
Net investment loss	(0.84	)%(2)	(1.62)%	(1.52)%	(1.56)%	(1.42)%
Portfolio Turnover of the Portfolio	78%		77%	95%	72%	98%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.020 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (0.99)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2006).

See notes to financial statements

9

Eaton Vance Special Equities Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Special Equities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $29,437,961 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($7,702,298) and December 31, 2017 ($21,735,663). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

During the year ended December 31, 2010, a capital loss carryforward of $7,445,081 was utilized to offset net realized gains by the Fund.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the

10

Eaton Vance Special Equities Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2010, accumulated net realized loss was decreased by $7,911,973, accumulated net investment loss was decreased by $121,414 and paid-in capital was decreased by $8,033,387 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for net operating losses, foreign currency gain (loss) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(29,437,961)
Net unrealized appreciation	$18,976,677

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2010, EVM earned $5,573 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,850 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2010 amounted to $143,072 for Class A shares.

11

Eaton Vance Special Equities Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended December 31, 2010, the Fund paid or accrued to EVD $9,446 and $50,187 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At December 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $363,000 and $2,118,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended December 31, 2010 amounted to $3,149 and $16,729 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended December 31, 2010, the Fund was informed that EVD received approximately $4,000 and $1,000 of CDSCs paid by Class B and Class C shareholders, respectively, and less than $10 of CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended December 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $7,598,011 and $14,313,786, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.

Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2010	2009

Sales	848,530	711,897
Redemptions	(1,298,562)	(1,706,850)
Exchange from Class B shares	20,493	14,619

Net decrease	(429,539)	(980,334)

	Year Ended December 31,
Class B	2010	2009

Sales	51,150	11,832
Redemptions	(39,537)	(40,166)
Exchange to Class A shares	(21,233)	(15,030)

Net decrease	(9,620)	(43,364)

	Year Ended December 31,
Class C	2010	2009

Sales	104,024	131,337
Redemptions	(184,277)	(216,532)

Net decrease	(80,253)	(85,195)

12

Eaton Vance Special Equities Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Special Equities Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Special Equities Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2006, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Special Equities Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2011

13

Eaton Vance Special Equities Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

14

Special Equities Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.2%

Security	Shares	Value

Aerospace & Defense — 1.6%

Aerovironment, Inc.(1)	43,820	$1,175,691

		$1,175,691

Auto Components — 3.4%

Dana Holding Corp.(1)	86,740	$1,492,795
Tenneco, Inc.(1)	25,880	1,065,221

		$2,558,016

Building Products — 1.6%

Armstrong World Industries, Inc.	28,740	$1,235,820

		$1,235,820

Capital Markets — 3.8%

Affiliated Managers Group, Inc.(1)	15,850	$1,572,637
Lazard, Ltd., Class A	32,280	1,274,737

		$2,847,374

Chemicals — 6.2%

CF Industries Holdings, Inc.	9,260	$1,251,489
Ecolab, Inc.	22,170	1,117,812
FMC Corp.	15,020	1,199,948
Lubrizol Corp.	10,230	1,093,382

		$4,662,631

Commercial Banks — 4.0%

CIT Group, Inc.(1)	25,510	$1,201,521
Huntington Bancshares, Inc.	92,370	634,582
KeyCorp	130,970	1,159,084

		$2,995,187

Commercial Services & Supplies — 1.5%

Clean Harbors, Inc.(1)	13,360	$1,123,309

		$1,123,309

Communications Equipment — 3.8%

Brocade Communications Systems, Inc.(1)	207,820	$1,099,368
Harris Corp.	23,930	1,084,029
Sycamore Networks, Inc.	33,900	698,001

		$2,881,398

Construction & Engineering — 3.0%

Quanta Services, Inc.(1)	58,050	$1,156,356
Shaw Group, Inc. (The)(1)	32,690	1,118,979

		$2,275,335

Electronic Equipment, Instruments & Components — 4.8%

FLIR Systems, Inc.(1)	39,430	$1,173,043
National Instruments Corp.	35,740	1,345,254
Trimble Navigation, Ltd.(1)	27,380	1,093,283

		$3,611,580

Energy Equipment & Services — 1.5%

Rowan Cos., Inc.(1)	33,200	$1,159,012

		$1,159,012

Food Products — 6.8%

Bunge, Ltd.	17,930	$1,174,774
Corn Products International, Inc.	23,450	1,078,700
Flowers Foods, Inc.	42,880	1,153,901
Green Mountain Coffee Roasters, Inc.(1)	11,650	382,819
Mead Johnson Nutrition Co., Class A	20,762	1,292,434

		$5,082,628

Health Care Providers & Services — 2.8%

Owens & Minor, Inc.	38,570	$1,135,115
VCA Antech, Inc.(1)	42,820	997,278

		$2,132,393

Household Durables — 3.2%

Tempur-Pedic International, Inc.(1)	29,540	$1,183,372
Whirlpool Corp.	13,490	1,198,317

		$2,381,689

Household Products — 1.5%

Church & Dwight Co., Inc.	16,094	$1,110,808

		$1,110,808

Internet Software & Services — 1.4%

VeriSign, Inc.	32,670	$1,067,329

		$1,067,329

See notes to financial statements

15

Special Equities Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

IT Services — 3.0%

Euronet Worldwide, Inc.(1)	61,550	$1,073,432
Teradata Corp.(1)	28,940	1,191,170

		$2,264,602

Life Sciences Tools & Services — 1.7%

Bruker Corp.(1)	78,610	$1,304,926

		$1,304,926

Machinery — 1.6%

AGCO Corp.(1)	24,400	$1,236,104

		$1,236,104

Media — 1.5%

John Wiley & Sons, Inc., Class A	24,040	$1,087,570

		$1,087,570

Metals & Mining — 5.2%

Cliffs Natural Resources, Inc.	14,730	$1,149,087
IAMGOLD Corp.	65,930	1,173,554
Walter Energy, Inc.	12,480	1,595,443

		$3,918,084

Multiline Retail — 1.2%

Big Lots, Inc.(1)	28,460	$866,892

		$866,892

Oil, Gas & Consumable Fuels — 8.9%

Brigham Exploration Co.(1)	46,760	$1,273,742
Cabot Oil & Gas Corp.	30,420	1,151,397
Forest Oil Corp.(1)	38,720	1,470,198
PetroBakken Energy, Ltd., Class A	21,810	476,210
Pioneer Natural Resources Co.	12,990	1,127,792
SM Energy Co.	20,380	1,200,993

		$6,700,332

Pharmaceuticals — 3.3%

Perrigo Co.	20,170	$1,277,366
Warner Chilcott PLC, Class A	54,370	1,226,587

		$2,503,953

Professional Services — 1.5%

Robert Half International, Inc.	36,830	$1,126,998

		$1,126,998

Real Estate Investment Trusts (REITs) — 0.4%

Essex Property Trust, Inc.	2,820	$322,100

		$322,100

Road & Rail — 4.8%

Genesee & Wyoming, Inc., Class A(1)	21,480	$1,137,366
J.B. Hunt Transport Services, Inc.	27,600	1,126,356
Kansas City Southern(1)	28,390	1,358,745

		$3,622,467

Semiconductors & Semiconductor Equipment — 5.2%

Analog Devices, Inc.	34,720	$1,307,902
Atheros Communications, Inc.(1)	24,400	876,448
Cypress Semiconductor Corp.(1)	91,130	1,693,196

		$3,877,546

Software — 3.0%

Parametric Technology Corp.(1)	49,730	$1,120,417
Synopsys, Inc.(1)	41,140	1,107,077

		$2,227,494

Specialty Retail — 1.5%

Advance Auto Parts, Inc.	16,660	$1,102,059

		$1,102,059

Textiles, Apparel & Luxury Goods — 2.9%

Fossil, Inc.(1)	15,550	$1,095,964
Warnaco Group, Inc. (The)(1)	19,030	1,047,982

		$2,143,946

Thrifts & Mortgage Finance — 1.6%

MGIC Investment Corp.(1)	115,140	$1,173,277

		$1,173,277

Total Common Stocks
(identified cost $54,704,473)		$73,778,550

See notes to financial statements

16

Special Equities Portfolio as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 1.9%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(2)(3)	$1,443	$1,443,294

Total Short-Term Investments
(identified cost $1,443,294)		$1,443,294

Total Investments — 100.1%
(identified cost $56,147,767)		$75,221,844

Other Assets, Less Liabilities — (0.1)%		$(66,856)

Net Assets — 100.0%		$75,154,988

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

(3)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended December 31, 2010 was $3,608 and $0, respectively.

See notes to financial statements

17

Special Equities Portfolio as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $54,704,473)	$73,778,550
Affiliated investment, at value (identified cost, $1,443,294)	1,443,294
Dividends receivable	28,629
Interest receivable from affiliated investment	503
Tax reclaims receivable	638

Total assets	$75,251,614

Liabilities

Payable to affiliates:
Investment adviser fee	$37,999
Trustees’ fees	655
Accrued expenses	57,972

Total liabilities	$96,626

Net Assets applicable to investors’ interest in Portfolio	$75,154,988

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$56,080,903
Net unrealized appreciation	19,074,085

Total	$75,154,988

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends (net of foreign taxes, $1,563)	$841,428
Interest allocated from affiliated investments	3,987
Expenses allocated from affiliated investments	(379)

Total investment income	$845,036

Expenses

Investment adviser fee	$408,624
Trustees’ fees and expenses	2,640
Custodian fee	50,142
Legal and accounting services	43,255
Miscellaneous	4,052

Total expenses	$508,713

Net investment income	$336,323

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$7,384,150
Investment transactions allocated from affiliated investments	131
Foreign currency transactions	(369)

Net realized gain	$7,383,912

Change in unrealized appreciation (depreciation) —
Investments	$6,720,354
Foreign currency	8

Net change in unrealized appreciation (depreciation)	$6,720,362

Net realized and unrealized gain	$14,104,274

Net increase in net assets from operations	$14,440,597

See notes to financial statements

18

Special Equities Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income (loss)	$336,323	$(66,797)
Net realized gain (loss) from investment and foreign currency transactions	7,383,912	(7,804,345)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	6,720,362	26,127,509

Net increase in net assets from operations	$14,440,597	$18,256,367

Capital transactions —
Contributions	$7,598,011	$6,242,309
Withdrawals	(14,313,786)	(17,658,648)

Net decrease in net assets from capital transactions	$(6,715,775)	$(11,416,339)

Net increase in net assets	$7,724,822	$6,840,028

Net Assets

At beginning of year	$67,430,166	$60,590,138

At end of year	$75,154,988	$67,430,166

See notes to financial statements

19

Special Equities Portfolio as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended December 31,

	2010		2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.78%		0.79%	0.79%	0.79%	0.82	%(2)
Net investment income (loss)	0.52	%(3)	(0.11)%	(0.16)%	(0.22)%	(0.07)%
Portfolio Turnover	78%		77%	95%	72%	98%

Total Return	24.70%		36.12%	(41.63)%	22.90%	17.67%

Net assets, end of year (000’s omitted)	$75,155		$67,430	$60,590	$61,177	$45,039

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2006).

(3)	Includes special dividends equal to 0.15% of average daily net assets.

See notes to financial statements

20

Special Equities Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Special Equities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide growth of capital. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2010, Eaton Vance Special Equities Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

21

Special Equities Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets and is payable monthly. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2010, the Portfolio’s investment adviser fee totaled $408,730 of which $106 was allocated from Cash Management Portfolio and $408,624 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010,

22

Special Equities Portfolio as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $49,617,857 and $55,275,155, respectively, for the year ended December 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$56,245,167

Gross unrealized appreciation	$19,556,183
Gross unrealized depreciation	(579,506)

Net unrealized appreciation	$18,976,677

The net unrealized appreciation on foreign currency at December 31, 2010 on a federal income tax basis was $8.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2010.

6   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$73,778,550	$—	$—	$73,778,550
Short-Term Investments	—	1,443,294	—	1,443,294

Total Investments	$73,778,550	$1,443,294	$—	$75,221,844

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

23

Special Equities Portfolio as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Special Equities Portfolio:
We have audited the accompanying statement of assets and liabilities of Special Equities Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended December 31, 2006, was audited by other auditors. Those auditors expressed an unqualified opinion on the supplementary data in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Special Equities Portfolio as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2011

24

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

25

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Special Equities Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Special Equities Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

26

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

27

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Special Equities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Armored Wolf” refers to Armored Wolf, LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the Trust	Office and	Principal Occupation(s)	in Fund Complex
Name and	and the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

28

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the Trust	Office and	Principal Occupation(s)	in Fund Complex
Name and	and the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the Trust	Office and
Name and	and the	Length of	Principal Occupation(s)
Year of Birth	Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

John Brynjolfsson 1964	Vice President of the Trust	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

James H. Evans 1959	Vice President of the Trust	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass Investors Services, Inc. (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President of the Trust	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

29

Eaton Vance Special Equities Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the Trust	Office and
Name and	and the	Length of	Principal Occupation(s)
Year of Birth	Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 1962	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President of the Trust	Since 2006	Vice President of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President of the Trust	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Walter A. Row, III 1957	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President of the Trust	Since 2010	Managing Director of Armored Wolf since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 1946	President of the Portfolio(4)	Since 2011	Vice President of EVM and BMR since 2006. Previously, Senior Managing Director and small-and mid-cap core portfolio manager with ForstmannLeff Associates (2004-2006). Officer of 3 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2006 and President of the Portfolio since 2002.

(4)	Prior to 2011, Ms. Tooke served as Vice President of the Portfolio since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Special Equities Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Special Equities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Special Equities Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

172-2/11	SESRC

Annual Report December 31 ,2010 EATON VANCE COMMODITY STRATEGY FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if available) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Commodity Strategy Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Armored Wolf, LLC
Portfolio Managers:
John Brynjolfsson
Ronald Solberg, Ph.D.
•	The fiscal reporting period from April 8, 2010, to December 31, 2010, was generally positive, despite mixed economic signals in the global economy. The period began with market volatility in developed countries, driven by a variety of concerns, including the European credit crisis, an overheating Chinese economy and U.S. political uncertainties leading up to the mid-term Congressional elections in November. Emerging-market countries generally showed strong growth throughout the period, however, benefiting in part from a global economy that continued to demand raw materials—especially in fast-growing countries such as China. The period ended on a decidedly higher note for developed countries, particularly in the U.S. Equity investors seemed encouraged by the continued modest growth of the economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds, and longer-term interest rates began to rise toward year-end. While U.S. and global equity markets finished the period with solid gains, emerging-market stocks saw the highest returns—the strongest of which occurred in the third quarter of 2010, when the MSCI Emerging Markets Index gained more than 18%.[1] Third-quarter returns were led by Chile and Colombia in Latin America, Poland in Eastern Europe, and Thailand in Asia. The fourth quarter of 2010 also produced respectable returns, with the MSCI Emerging Markets Index advancing more than 7%.
•	The bond markets were up and down for the period. Credit spreads, which had tightened steadily in the first quarter of 2010 as investors began to take on more risk, reversed course in the second quarter on mounting concerns about the global impact of the expanding European sovereign debt crisis. The market stabilized in the third quarter, as investors reacted favorably to the strengthening economy and a bailout package announced by the European Central Bank. Moreover, in August, Federal Reserve Board Chairman Bernanke proposed $600 billion in U.S. Treasury purchases, which was implemented in November. In the fourth quarter, however, problematic state and local finances, future tax policy, the loss of economic momentum and new concerns over the eurozone debt crisis all weighed on markets, causing yields to climb once again.
•	Commodity investments had strong performance for the period. The Dow Jones-UBS Commodity Index Total Return (the Index), an unmanaged index composed of futures contracts on physical commodities traded on U.S. exchanges, gained 20.35% from April 8, 2010, to December 31, 2010.
Management Discussion
•	Eaton Vance Commodity Strategy Fund (the Fund) pursues its investment objective of total return primarily through investments in commodity-linked derivative instruments, backed by a portfolio of long and short positions in fixed-income securities. The Fund expects to hold its investments in particular sectors of the commodities markets; however, the Fund will not hold more than 25% of its assets in issuers in any one industry. The average portfolio duration of the Fund’s fixed-income portfolio will vary based primarily on the sub-adviser’s interest rate outlook, and under normal market conditions is not expected to exceed ten years and may have negative duration. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest-rate risk than longer duration

Total Return Performance
4/8/10 – 12/31/10

Class A2	19.35%
Class C2	18.56
Class I2	19.40
Dow Jones-UBS Commodity Index Total Return[1]	20.35
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[2]	Returns are cumulative. These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. Absent an allocation of certain expenses to the investment adviser, sub-adviser and administrator of the Fund, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Commodity Strategy Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
instruments. The Fund also invests in securities and instruments that are economically tied to emerging markets, as well as high-yield securities rated B or higher by Moody’s Investors Service, Inc. or its equivalent.
•	During the period, the Fund underperformed the Index, its primary benchmark, primarily as a result of a short-term cash position in the initial weeks after inception. In short order, however, management began employing the full range of its investment strategies. These included positions in “TIPS breakevens,” which are investments that capture the yield difference between Treasury Inflation-Protected Securies (TIPS) and nominal Treasuries. TIPS break-evens are considered the market’s proxy for inflation expectations. These investments had lackluster performance during the disinflationary, falling-rate period from April through October. However, as interest rates rose in the final months of the period, the TIPS investments performed well and made a positive contribution to relative returns for the overall period.
•	Management made several relative value commodity trades, in addition to the Fund’s long exposure to the Index (via a total return swap against the Index), and these investments bolstered relative performance during the period. The Fund’s investments in gold futures were among the strongest contributors as a result of the continued rise in the price of this precious metal during the period. The Fund also invested in emerging markets debt, which benefited from the strong growth of emerging markets countries and made a positive contribution to relative returns.
Portfolio Composition
Securities Holdings (excludes derivative positions)1
By total net assets
Commodity Exposure1, 2
By total net assets

Agriculture	35.13%
Soybeans	8.60
Corn	8.50
Wheat	5.33
Coffee	3.46
Soybean Oil	3.45
Cotton	3.16
Sugar	2.63

Energy	26.18%
Crude Oil	12.64
Natural Gas	7.06
Heating Oil	3.31
Unleaded Gas	3.17

Industrial Metals	17.59%
Copper	7.89
Aluminum	4.91
Nickel	2.53
Zinc	2.26

Precious Metals	13.50%
Gold	9.09
Silver	4.41

Livestock	5.55%
Live Cattle	3.56
Lean Hogs	1.99
Additional Fund Commodity Exposure1, 2
By total net assets

Crude Oil	1.09%
Wheat	0.41
Soybeans	0.26
Gold	0.24
Copper	0.14%
Corn	-0.13
Natural Gas	-0.55
Heating Oil	-0.84

[1]	As a percentage of the Fund’s net assets as of 12/31/10.

[2]	Commodity Exposure reflects the Fund’s exposure to the Dow Jones-UBS Commodity Index through a total return swap. Additional Fund Commodity Exposure reflects the Fund’s exposure to commodity futures contracts.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Commodity Strategy Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I of the Fund with that of the Dow Jones-UBS Commodity Index Total Return, an unmanaged index composed of futures contracts on physical commodities traded on U.S. exchanges. The lines on the graph represent the total returns of a hypothetical investment of $250,000 in each of Class I and the Dow Jones-UBS Commodity Index Total Return. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EACSX	ECCSX	EICSX

Cumulative Total Returns (at net asset value)
Life of Fund†	19.35%	18.56%	19.40%
SEC Cumulative Total Returns (including sales charge or applicable CDSC)
Life of Fund†	13.66%	17.56%	19.40%

†	Inception Dates — Class A, Class C and Class I: 4/8/10

[1]	Cumulative Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Cumulative Total Return for Class A reflects the maximum 4.75% sales charge. SEC Cumulative Total Return for Class C reflects a 1% CDSC for the first year. Class I shares are offered at net asset value. Absent an allocation of certain expenses to the investment adviser, sub-adviser and administrator of the Fund, the returns would be lower.

TOTAL ANNUAL
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	1.69%	2.44%	1.44%
Net Expense Ratio	1.50	2.25	1.25

[2]	Source: Prospectus dated 4/7/10, as supplemented. Net Expense Ratio reflects a contractual expense reimbursement. The expense reimbursement continues through April 30, 2011. Without this expense reimbursement, performance would have been lower.

*	Source: Morningstar, Inc. Class I of the Fund commenced investment operations on 4/8/10.
A $250,000 hypothetical investment at net asset value in Class A and Class C shares on 4/8/10 (commencement of operations) would have been valued at $298,370 ($284,162 at the maximum offering price) and $296,400 ($293,900 after deduction of 1% CDSC), respectively, on 12/31/10.
A $10,000 hypothetical investment at net asset value in Class A and Class C shares on 4/8/10 (commencement of operations) would have been valued at $11,935 ($11,367 at the maximum offering price) and $11,856 ($11,756 after deduction of 1% CDSC), respectively, on 12/31/10.
It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Commodity Strategy Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Commodity Strategy Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Actual
Class A	$1,000.00	$1,298.70	$8.69	**
Class C	$1,000.00	$1,294.30	$13.01	**
Class I	$1,000.00	$1,300.70	$7.25	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.63	**
Class C	$1,000.00	$1,013.90	$11.42	**
Class I	$1,000.00	$1,018.90	$6.36	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2010.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

4

Eaton Vance Commodity Strategy Fund as of December 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS

Foreign Corporate Bonds — 1.6%

		Principal
		Amount
Security		(000’s omitted)	Value

Brazil — 0.3%

Cosan SA Industria e Comercio, 8.25%, 2/15/49(1)		$200	$202,500
JBS SA, 10.50%, 8/4/16(1)		250	276,250
Suzano Trading Ltd., 5.875%, 1/23/21(1)		250	246,250

Total Brazil			$725,000

Canada — 0.2%

Sino-Forest Corp., 6.25%, 10/21/17(1)		$500	$506,875

Total Canada			$506,875

Indonesia — 0.2%

Bumi Capital PTE, Ltd., 12.00%, 11/10/16(1)		$400	$453,000

Total Indonesia			$453,000

Kazakhstan — 0.1%

KazMunayGas National Co., 6.375%, 4/9/21(1)		$250	$249,050

Total Kazakhstan			$249,050

Russia — 0.2%

Alfa-Bank, Loan Participation Notes, 7.875%, 9/25/17(1)		$250	$255,625
Bank of Moscow, Loan Participation Notes, 6.699%, 3/11/15(1)		300	310,500

Total Russia			$566,125

Ukraine — 0.4%

Naftogaz of Ukraine, 9.50%, 9/30/14		$500	$547,500
The State Import-Export Bank of Ukraine, 8.40% to 2/9/11, 2/9/16(2)		500	491,250

Total Ukraine			$1,038,750

Venezuela — 0.2%

Petroleos de Venezuela SA, 8.50%, 11/2/17(3)		$500	$338,750

Total Venezuela			$338,750

Total Foreign Corporate Bonds (identified cost $3,814,982)			$3,877,550

Foreign Government Bonds — 0.4%

		Principal
		Amount
Security		(000’s omitted)	Value

Argentina — 0.4%

City of Buenos Aires, 12.50%, 4/6/15(1)		$600	$670,500
Republic of Argentina, 7.82%, 12/31/33(4)	EUR	256	265,577

Total Argentina			$936,077

Total Foreign Government Bonds (identified cost $922,521)			$936,077

U.S. Treasury Obligations — 14.4%

		Principal
		Amount
Security		(000’s omitted)	Value

U.S. Treasury Inflation Protected Notes:
0.50%, 4/15/15(5)		$10,092	$10,328,332
1.25%, 4/15/14(5)		9,714	10,224,701
1.25%, 7/15/20(5)		2,006	2,056,429
1.375%, 1/15/20(5)		1,011	1,052,446
2.125%, 2/15/40(5)		759	806,208
2.375%, 1/15/25(5)		1,566	1,746,942
U.S. Treasury Note:
1.25%, 9/30/15		3,000	2,911,173
1.75%, 7/31/15		5,687	5,669,694

Total U.S. Treasury Obligations (identified cost $35,084,685)			$34,795,925

See notes to consolidated financial statements

5

Eaton Vance Commodity Strategy Fund as of December 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Exchange-Traded Notes (ETN) — 1.4%

Security	Units	Value

iPath Dow Jones-UBS Commodity Index Total Return ETN (Barclays Bank PLC), 0%, 6/12/36(6)	67,395	$3,310,442

Total Exchange-Traded Notes (ETN)
(identified cost $3,253,134)		$3,310,442

Investment Funds — 0.8%

Security	Shares	Value

iShares Barclays TIPS Bond Fund	18,300	$1,967,616

Total Investment Funds
(identified cost $1,991,238)		$1,967,616

Call Options Purchased — 0.2%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

Light Sweet Crude Oil Future 2/11	37	$100	11/17/15	$517,630

Total Call Options Purchased (identified cost $488,918)				$517,630

Short-Term Investments — 71.8%
U.S. Treasury Obligations — 58.2%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 2/10/11(7)	$140,000	$139,987,820

Total U.S. Treasury Obligations
(identified cost $139,981,333)		$139,987,820

Other Securities — 13.6%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(8)(9)	$32,827	$32,827,436

Total Other Securities
(identified cost $32,827,436)		$32,827,436

Total Short-Term Investments
(identified cost $172,808,769)		$172,815,256

Total Investments — 90.6%
(identified cost $218,364,247)		$218,220,496

Other Assets, Less Liabilities — 9.4%		$22,567,442

Net Assets — 100.0%		$240,787,938

EUR	-	Euro

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2010, the aggregate value of these securities is $3,170,550 or 1.3% of the Fund’s net assets.

(2)	Security converts to floating rate after the indicated fixed-rate coupon period.

(3)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(4)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(5)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(6)	Security does not guarantee any return of principal at maturity, upon redemption or otherwise, and does not pay any interest during its term. Cash payment at maturity or upon early redemption is based on the performance of the indicated index less an investor fee. Security is also subject to credit risk of the indicated issuer.

(7)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts. The aggregate value of such collateral is $20,898,182.

(8)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

(9)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC for the period from the start of business, April 8, 2010, to December 31, 2010 was $46,066.

See notes to consolidated financial statements

6

Eaton Vance Commodity Strategy Fund as of December 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $185,536,811)	$185,393,060
Affiliated investment, at value (identified cost, $32,827,436)	32,827,436
Foreign currency, at value (identified cost, $9,229)	9,229
Interest and dividends receivable	230,331
Interest receivable from affiliated investment	10,538
Receivable for Fund shares sold	8,258,618
Receivable for variation margin on open financial futures contracts	95,591
Receivable for open swap contracts	14,026,160
Receivable for closed swap contracts	346,627
Tax reclaims receivable	745
Premium paid on open swap contracts	789,549

Total assets	$241,987,884

Liabilities

Payable for investments purchased	$338,806
Payable for open swap contracts	253,273
Premium received on open swap contracts	65,178
Payable for Fund shares redeemed	208,959
Distributions payable	11,148
Payable to affiliates:
Investment adviser fee	193,670
Distribution and service fees	17,693
Trustees’ fees	488
Accrued expenses	110,731

Total liabilities	$1,199,946

Net Assets	$240,787,938

Sources of Net Assets

Paid-in capital	$227,881,437
Accumulated net realized loss	(263,638)
Accumulated undistributed net investment income	244,018
Net unrealized appreciation	12,926,121

Total	$240,787,938

Class A Shares

Net Assets	$46,595,864
Shares Outstanding	4,181,902
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.14
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$11.70

Class C Shares

Net Assets	$12,258,229
Shares Outstanding	1,107,176
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.07

Class I Shares

Net Assets	$181,933,845
Shares Outstanding	16,329,977
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.14

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Consolidated Statement of Operations

For the Period Ended
December 31, 2010(1)

Investment Income

Interest (net of foreign taxes, $316)	$293,884
Dividends	5,298
Interest allocated from affiliated investment	47,621
Expenses allocated from affiliated investment	(1,555)

Total investment income	$345,248

Expenses

Investment adviser and administration fee	$632,226
Distribution and service fees
Class A	22,682
Class C	15,622
Trustees’ fees and expenses	1,464
Custodian fee	39,439
Transfer and dividend disbursing agent fees	33,317
Legal and accounting services	89,914
Printing and postage	15,594
Registration fees	70,027
Miscellaneous	12,260

Total expenses	$932,545

Deduct —
Allocation of expenses to affiliates	$134,883

Total expense reductions	$134,883

Net expenses	$797,662

Net investment loss	$(452,414)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$168,624
Investment transactions allocated from affiliated investment	1,182
Written options	7,517
Financial futures contracts	(138,328)
Swap contracts	20,522,176
Foreign currency	1,829

Net realized gain	$20,563,000

Change in unrealized appreciation (depreciation) —
Investments	$(143,751)
Financial futures contracts	(387,808)
Swap contracts	13,457,680

Net change in unrealized appreciation (depreciation)	$12,926,121

Net realized and unrealized gain	$33,489,121

Net increase in net assets from operations	$33,036,707

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

See notes to consolidated financial statements

7

Eaton Vance Commodity Strategy Fund as of December 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Statement of Changes in Net Assets

Increase (Decrease)	Period Ended
in Net Assets	December 31, 2010(1)

From operations —
Net investment loss	$(452,414)
Net realized gain from investment transactions, written options, financial futures contracts, swap contracts, and foreign currency transactions	20,563,000
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	12,926,121

Net increase in net assets from operations	$33,036,707

Distributions to shareholders —
From net investment income
Class A	$(3,002,276)
Class C	(774,484)
Class I	(12,224,329)
From net realized gain
Class A	(45,707)
Class C	(11,924)
Class I	(184,790)

Total distributions to shareholders	$(16,243,510)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$44,569,612
Class C	11,497,855
Class I	178,692,587
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,498,671
Class C	645,184
Class I	12,165,452
Cost of shares redeemed
Class A	(2,840,868)
Class C	(73,008)
Class I	(23,160,744)

Net increase in net assets from Fund share transactions	$223,994,741

Net increase in net assets	$240,787,938

Period Ended
Net Assets	December 31, 2010(1)

At beginning of period	$—

At end of period	$240,787,938

Accumulated undistributed net investment income included in net assets

At end of period	$244,018

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

See notes to consolidated financial statements

8

Eaton Vance Commodity Strategy Fund as of December 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Financial Highlights

	Class A

	Period Ended
	December 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.073)
Net realized and unrealized gain	2.000

Total income from operations	$1.927

Less Distributions

From net investment income	$(0.775)
From net realized gain	(0.012)

Total distributions	$(0.787)

Net asset value — End of period	$11.140

Total Return(3)	19.35	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$46,596
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.50	%(6)
Net investment loss	(0.91	)%(6)
Portfolio Turnover	77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The investment adviser, sub-adviser and administrator reimbursed operating expenses (equal to 0.22% of average daily net assets for the period from the start of business, April 8, 2010, to December 31, 2010).

(6)	Annualized.

See notes to consolidated financial statements

9

Eaton Vance Commodity Strategy Fund as of December 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Financial Highlights

	Class C

	Period Ended
	December 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.136)
Net realized and unrealized gain	1.984

Total income from operations	$1.848

Less Distributions

From net investment income	$(0.766)
From net realized gain	(0.012)

Total distributions	$(0.778)

Net asset value — End of period	$11.070

Total Return(3)	18.56	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,258
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.25	%(6)
Net investment loss	(1.69	)%(6)
Portfolio Turnover	77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The investment adviser, sub-adviser and administrator reimbursed operating expenses (equal to 0.22% of average daily net assets for the period from the start of business, April 8, 2010, to December 31, 2010).

(6)	Annualized.

See notes to consolidated financial statements

10

Eaton Vance Commodity Strategy Fund as of December 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Financial Highlights

	Class I

	Period Ended
	December 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.053)
Net realized and unrealized gain	1.986

Total income from operations	$1.933

Less Distributions

From net investment income	$(0.781)
From net realized gain	(0.012)

Total distributions	$(0.793)

Net asset value — End of period	$11.140

Total Return(3)	19.40	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$181,934
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.25	%(6)
Net investment loss	(0.68	)%(6)
Portfolio Turnover	77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	The investment adviser, sub-adviser and administrator reimbursed operating expenses (equal to 0.22% of average daily net assets for the period from the start of business, April 8, 2010, to December 31, 2010).

(6)	Annualized.

See notes to consolidated financial statements

11

Eaton Vance Commodity Strategy Fund as of December 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Commodity Strategy Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund commenced operations on April 8, 2010. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance CSF Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2010 were $60,557,069 or 25.1% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Exchange traded notes are valued at the last sale price on the primary market or exchange on which they are traded on the day of valuation. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps and inflation swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. The value of a total return swap is determined by changes in the relationship between the rate of interest and the underlying index. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock

12

Eaton Vance Commodity Strategy Fund as of December 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest income and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2010, the Fund had a net capital loss of $66,772 attributable to security transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2011.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s initial period of operations from April 8, 2010 to December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the

13

Eaton Vance Commodity Strategy Fund as of December 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Futures Contracts — The Fund may enter into futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Commodity exchanges may establish daily limits on the amount that the price of a futures contract (or option on a futures contract) can vary from the previous day’s settlement price. Once the daily limit is reached, no trade may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. Premiums paid on options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium originally paid.

M  Inflation Swaps — Pursuant to inflation swap agreements, the Fund either makes floating-rate payments based on a benchmark index in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

N  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

14

Eaton Vance Commodity Strategy Fund as of December 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

O  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — In a total return swap, the Fund makes payments at a fixed or variable rate. In exchange, the Fund receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. Interim payments made to the counterparty that relate to the purchase of additional notional amounts on an existing swap contract, representing appreciation on such notional amounts from the inception date of the swap, are recorded as a receivable and netted with the payment made or received at the termination date of the swap in determining the amount of realized gain or loss. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the period ended December 31, 2010 was as follows:

Period Ended
December 31, 2010

Distributions declared from:
Ordinary income	$16,243,510

During the period ended December 31, 2010, accumulated net investment loss was decreased by $16,697,521, accumulated net realized gain was decreased by $20,584,217 and paid-in capital was increased by $3,886,696 due to differences between book and tax accounting, primarily for premium amortization, foreign currency gain (loss), dividend redesignations, non-

15

Eaton Vance Commodity Strategy Fund as of December 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

deductible expenses and the Subsidiary’s net income or loss. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$239,400
Post October losses	$(66,772)
Net unrealized appreciation	$12,745,021
Other temporary differences	$(11,148)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, wash sales, investments in partnerships and premium amortization.

3   Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and Subsidiary. Pursuant to the investment advisory and administration agreement between the Trust and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 1.05% of the Fund’s consolidated average daily net assets up to $500 million and at reduced rates on net assets of $500 million and over, and is payable monthly. For the period ended December 31, 2010, the investment adviser and administration fee amounted to $632,226 or 1.05% (annualized) of the Fund’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Armored Wolf, LLC (Armored Wolf). EVM pays Armored Wolf a portion of its advisory and administration fee for sub-advisory services provided to the Fund. EVM and Armored Wolf have agreed to reimburse the Fund’s operating expenses, including expenses of the Subsidiary, to the extent that they exceed 1.50%, 2.25% and 1.25% annually of the average daily net assets of Class A, Class C and Class I, respectively. This agreement may be changed or terminated at any time after April 30, 2011. Pursuant to this agreement, EVM and Armored Wolf were allocated $134,883 in total of the Fund’s operating expenses for the period ended December 31, 2010.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the period ended December 31, 2010, EVM earned $209 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $55,274 as its portion of the sales charge on sales of Class A shares for the period ended December 31, 2010. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s or Armored Wolf’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period ended December 31, 2010 amounted to $22,682 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the period ended December 31, 2010, the Fund paid or accrued to EVD $11,716 for Class C shares representing 0.75% (annualized) of the average daily net assets of Class C shares.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the period ended December 31, 2010 amounted to $3,906 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be

16

Eaton Vance Commodity Strategy Fund as of December 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the period ended December 31, 2010, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the period ended December 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$15,606,855
U.S. Government and Agency Securities	45,282,281

$60,889,136

Sales

Investments (non-U.S. Government)	$5,248,159
U.S. Government and Agency Securities	10,238,566

$15,486,725

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Period Ended
Class A	December 31, 2010(1)

Sales	4,230,304
Issued to shareholders electing to receive payments of distributions in Fund shares	226,534
Redemptions	(274,936)

Net increase	4,181,902

Period Ended
Class C	December 31, 2010(1)

Sales	1,054,973
Issued to shareholders electing to receive payments of distributions in Fund shares	58,867
Redemptions	(6,664)

Net increase	1,107,176

Period Ended
Class I	December 31, 2010(1)

Sales	17,381,749
Issued to shareholders electing to receive payments of distributions in Fund shares	1,102,943
Redemptions	(2,154,715)

Net increase	16,329,977

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Subsidiary, at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$218,545,347

Gross unrealized appreciation	$124,941
Gross unrealized depreciation	(449,792)

Net unrealized depreciation	$(324,851)

9   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

17

Eaton Vance Commodity Strategy Fund as of December 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

A summary of obligations under these financial instruments at December 31, 2010 is as follows:

Futures Contracts

					Net
					Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

1/11	1 Copper	Short	$(210,750)	$(241,100)	$(30,350)
1/11	1 Copper	Long	212,625	241,100	28,475
5/11	3 Copper	Long	300,600	332,962	32,362
5/11	10 Corn	Short	(298,350)	(318,250)	(19,900)
2/11	4 Gold	Long	552,550	568,560	16,010
2/11	19 Heating Oil	Short	(1,913,142)	(2,028,835)	(115,693)
1/11	1 Lead	Short	(62,250)	(64,075)	(1,825)
1/11	1 Lead	Long	64,500	64,075	(425)
2/11	23 Light Sweet Crude Oil	Long	2,009,340	2,101,740	92,400
2/11	30 Natural Gas	Short	(1,283,700)	(1,321,500)	(37,800)
1/11	2 Nickel	Short	(283,680)	(296,580)	(12,900)
1/11	2 Nickel	Long	263,400	296,580	33,180
3/11	1 Red Spring Wheat	Long	35,712	44,075	8,363
7/11	23 Red Spring Wheat	Long	960,775	1,023,787	63,012
3/11	1 Soybean	Long	64,225	70,150	5,925
5/11	8 Soybean	Long	517,995	563,600	45,605
3/11	3 Wheat	Long	108,825	119,138	10,313
5/11	6 Wheat	Long	230,725	246,225	15,500
7/11	11 Wheat	Short	(421,737)	(457,600)	(35,863)
3/11	8 Euro	Short	(1,325,050)	(1,336,400)	(11,350)
3/11	29 Mexican Peso	Long	1,161,450	1,168,338	6,888
3/11	61 U.S. 5-Year Treasury Note	Long	7,300,563	7,180,844	(119,719)
3/11	117 U.S. 10-Year Treasury Note	Long	14,451,203	14,091,187	(360,016)

					$(387,808)

Inflation Swaps

	Notional					Net
	Amount		Fund		Termination	Unrealized
Counterparty	(000s omitted)		Receives	Fund Pays	Date	Depreciation

Citibank NA	USD	1,100	0.94%	Return on CPI-U (NSA)	7/6/12	$(9,240)

Citibank NA	USD	1,200	0.99	Return on CPI-U (NSA)	8/4/12	(9,840)

Citibank NA	USD	2,100	1.10	Return on CPI-U (NSA)	10/4/12	(20,580)

Citibank NA	USD	2,000	1.24	Return on CPI-U (NSA)	11/1/12	(14,200)

Citibank NA	USD	3,000	1.30	Return on CPI-U (NSA)	12/6/12	(20,700)

Citibank NA	EUR	800	1.58	Return on EUR-EXT-CPI	7/5/15	(2,886)

Citibank NA	EUR	1,000	1.50	Return on EUR-EXT-CPI	8/4/15	(9,220)

Citibank NA	EUR	1,500	1.59	Return on EUR-EXT-CPI	10/5/15	(18,241)

Citibank NA	EUR	2,000	1.64	Return on EUR-EXT-CPI	11/2/15	(17,105)

Citibank NA	EUR	2,000	1.69	Return on EUR-EXT-CPI	12/6/15	(10,156)

						$(132,168)

EUR - Euro
CPI-U (NSA) - Non-revised Consumer Price Index All Urban Non-Seasonally Adjusted
EUR-EXT-CPI - EUR-Non-revised Consumer Price Index excluding Tobacco

Interest Rate Swaps

		Fund
	Notional	Pays/
	Amount	Receives	Floating	Annual		Net
	(000’s	Floating	Rate	Fixed	Termination	Unrealized
Counterparty	omitted)	Rate	Index	Rate	Date	Appreciation

Citibank NA	$4,400	Receive	3-month USD-LIBOR-BBA	2.51%	9/2/20	$267,628

Citibank NA	5,400	Receive	3-month USD-LIBOR-BBA	2.58	10/4/20	318,390

Citibank NA	5,000	Receive	3-month USD-LIBOR-BBA	2.86	11/16/20	197,068

Citibank NA	2,700	Receive	3-month USD-LIBOR-BBA	3.15	12/6/20	42,860

Citibank NA	600	Receive	3-month USD-LIBOR-BBA	3.75	8/4/40	28,363

Citibank NA	1,400	Receive	3-month USD-LIBOR-BBA	3.32	8/25/40	177,162

Citibank NA	1,300	Receive	3-month USD-LIBOR-BBA	3.35	10/4/40	163,717

18

Eaton Vance Commodity Strategy Fund as of December 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Interest Rate Swaps (continued)

		Fund
	Notional	Pays/
	Amount	Receives	Floating	Annual		Net
	(000’s	Floating	Rate	Fixed	Termination	Unrealized
Counterparty	omitted)	Rate	Index	Rate	Date	Appreciation

Citibank NA	$2,000	Receive	3-month USD-LIBOR-BBA	3.67%	11/1/40	$141,845

Citibank NA	1,700	Receive	3-month USD-LIBOR-BBA	3.97	12/6/40	37,138

						$1,374,171

Credit Default Swaps — Sell Protection

		Notional	Contract		Current
		Amount*	Annual		Market	Net
Reference		(000’s	Fixed	Termination	Annual	Unrealized
Entity	Counterparty	omitted)	Rate**	Date	Fixed Rate***	Appreciation

Markit CDX Emerging Markets Index	Citibank NA	$700	5.00%(1)	6/20/15	1.96%	$4,507

Markit CDX Emerging Markets Index	Citibank NA	5,000	5.00(1)	12/20/15	2.00%	56,938

Russia	Citibank NA	275	1.00(1)	9/20/15	1.41%	7,088

Russia	Citibank NA	1,000	1.00(1)	12/20/15	1.44%	5,218

Russia	Citibank NA	1,000	1.00(1)	12/20/15	1.44%	7,540

						$81,291

Credit Default Swaps — Buy Protection

		Notional			Net
		Amount	Contract		Unrealized
Reference		(000’s	Annual	Termination	Appreciation
Entity	Counterparty	omitted)	Fixed Rate**	Date	(Depreciation)

Brazil	Citibank NA	$5,000	1.00%(1)	12/20/15	$(8,926)

Germany	Citibank NA	1,200	0.25(1)	9/20/15	9,226

Germany	Citibank NA	1,200	0.25(1)	12/20/15	10,813

Germany	Citibank NA	2,500	0.25(1)	12/20/15	6,023

					$17,136

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At December 31, 2010, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $7,975,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

Notional
	Amount				Net
	(000’s	Expiration	Fund	Fund	Unrealized
Counterparty	omitted)	Date	Pays	Receives	Appreciation

Citibank NA	$223,700	1/20/11	0.25%	Excess Return on Dow Jones-UBS Commodity Index	$12,117,250

$12,117,250

Written call and put options activity for the period ended December 31, 2010 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	—	$—
Options written	13	10,113
Options exercised	(3)	(2,596)
Options expired	(10)	(7,517)

Outstanding, end of period	—	$—

At December 31, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives and use of derivatives, the Fund is subject to the following risks:

Commodity Risk: Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodities-linked derivative investments, including commodity futures contracts and options thereon, total return swaps based on a commodity index, and commodity exchange traded notes that provide exposure to the investment returns of the commodities market, without investing directly in physical commodities. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

Credit Risk: The Fund enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Fund may otherwise invest, or to enhance return.

19

Eaton Vance Commodity Strategy Fund as of December 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Interest Rate and Foreign Exchange Risk: Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Fund enters into interest rate swap and inflation swap contracts. The Fund also purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates. The Fund also enters into futures contracts to purchase or sell foreign currency as a substitution for a foreign currency deposit or borrowing that reflects the interest rate differential between the foreign country and the U.S. and to hedge against fluctuations in currency exchange rates on its investments.

The Fund enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which may trigger a payment by the Fund for those swaps in a liability position. At December 31, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $141,094.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At December 31, 2010, the maximum amount of loss the Fund would incur due to counterparty risk was $14,026,160, representing the fair value of such derivatives in an asset position, including any interim payments as described in Note 1P, with the highest amount from any one counterparty being $14,026,160. Such maximum amount would be reduced by any unamortized upfront payments received by the Fund. Such amount would be increased by any upfront payments made by the Fund. To mitigate this risk, the Fund has entered into master netting agreements with substantially all of its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. At December 31, 2010, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $141,094 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2010 was as follows:

	Fair Value

Consolidated Statement of Assets and Liabilities				Foreign		Interest
Caption	Commodity		Credit	Exchange		Rate

Unaffiliated investments, at value	$517,630		$—	$—		$—
Net unrealized appreciation	351,145	*	—	6,888	*	—
Receivable for open swap contracts	12,117,250		107,353	—		1,374,171

Total Asset Derivatives	$12,986,025		$107,353	$6,888		$1,374,171

Net unrealized depreciation	$(254,756	)*	$—	$(11,350	)*	$(479,735)*
Payable for open swap contracts	—		(8,926)	—		(132,168)

Total Liability Derivatives	$(254,756)		$(8,926)	$(11,350)		$(611,903)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the period ended December 31, 2010 was as follows:

			Foreign	Interest
Consolidated Statement of Operations Caption	Commodity	Credit	Exchange	Rate

Net realized gain (loss) –
Futures contracts	$(64,552)	$—	$45,779	$(119,555)
Written options	7,517	—	—	—
Swap contracts	20,510,458	6,600	—	5,118

Total	$20,453,423	$6,600	$45,779	$(114,437)

Change in unrealized appreciation (depreciation) –
Investments	$28,712	$—	$—	$—
Futures contracts	96,389	—	(4,462)	(479,735)
Swap contracts	12,117,250	98,427	—	1,242,003

Total	$12,242,351	$98,427	$(4,462)	$762,268

The average notional amounts of commodity, U.S. Treasury and foreign exchange traded futures contracts and swap contracts outstanding during the period ended December 31, 2010, which are indicative of the volume of these derivative types, were approximately $3,402,000, $8,100,000, $6,592,000 and $108,764,000, respectively.

The average number of purchased options contracts outstanding during the period ended December 31, 2010, which is indicative of the volume of this derivative type, was 4 contracts.

20

Eaton Vance Commodity Strategy Fund as of December 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

10   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2010.

11   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

12   Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

13   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Foreign Corporate Bonds	$—	$3,877,550	$—	$3,877,550
Foreign Government Bonds	—	936,077	—	936,077
U.S. Treasury Obligations	—	34,795,925	—	34,795,925
Exchange-Traded Notes	3,310,442	—	—	3,310,442
Investment Funds	1,967,616	—	—	1,967,616
Call Options Purchased	517,630	—	—	517,630
Short-Term — U.S. Treasury Obligations	—	139,987,820	—	139,987,820
Short-Term — Other Securities	—	32,827,436	—	32,827,436

Total Investments	$5,795,688	$212,424,808	$—	$218,220,496

21

Eaton Vance Commodity Strategy Fund as of December 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Futures Contracts	$358,033	$—	$—	$358,033
Swap Contracts	—	13,598,774	—	13,598,774

Total	$6,153,721	$226,023,582	$—	$232,177,303

Liability Description

Futures Contracts	$(745,841)	$—	$—	$(745,841)
Swap Contracts	—	(141,094)	—	(141,094)

Total	$(745,841)	$(141,094)	$—	$(886,935)

At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the period then ended was not significant.

22

Eaton Vance Commodity Strategy Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Commodity Strategy Fund:
We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the consolidated portfolio of investments, as of December 31, 2010, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the consolidated financial highlights for the period from the start of business, April 8, 2010, to December 31, 2010. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Commodity Strategy Fund and subsidiary as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the period from the start of business, April 8, 2010, to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 23, 2011

23

Eaton Vance Commodity Strategy Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

24

Eaton Vance Commodity Strategy Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on March 15, 2010, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory and administrative agreement of Eaton Vance Commodity Strategy Fund (the “Fund”), a series of Eaton Vance Special Investment Trust, with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Armored Wolf, LLC (the “Sub-Adviser”). The Board reviewed information furnished for the March 15, 2010 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;
•	Comparative information concerning fees charged by the Adviser and Sub-Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser and Sub-Adviser as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Eaton Vance Funds’ brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	The procedures and processes to be used to determine the fair value of the Fund’s assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser and Sub-Adviser

•	Reports detailing the financial results and condition of the Adviser and Sub-Adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates and the Sub-adviser, together with information relating to compliance with and the administration of such codes;
•	Copies or descriptions of the Adviser’s and Sub-adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates and the Sub-Adviser on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates and the Sub-Adviser;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser or the administrator and the Sub-Adviser; and
•	The terms of the investment advisory and administrative agreement and the sub-advisory agreement of the Fund.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund’s investment advisory and administrative agreement and

25

Eaton Vance Commodity Strategy Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

sub-advisory agreement with the Adviser and Sub-Adviser, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and the Sub-Adviser.

The Board considered the Adviser’s and the Sub-Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Fund, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Fund and whose responsibilities may include supervising the Sub-Adviser and coordinating activities in implementing the Fund’s investment strategy. In this regard, the Board considered the Adviser’s role in supervising the Sub-Adviser and coordinating activities in implementing the Fund’s investment strategy. In particular, the Board evaluated, where relevant, the abilities and experience of such personnel in investing in commodity-linked derivative securities, global inflation-linked bonds and emerging market bonds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser and Sub-Adviser to recruit and retain investment personnel, and the time and attention expected to be devoted to the Fund by senior management. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board also reviewed the compliance programs of the Adviser, the Sub-Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

Because the Fund has not yet commenced operations, it has no performance record.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, to be payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees as compared to a group of similarly managed funds selected by an independent data provider and the Fund’s estimated expense ratio for a one-year period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded with respect to the Fund that the management fees proposed to be charged for advisory and related services and the estimated expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments expected to be made by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser or

26

Eaton Vance Commodity Strategy Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Sub-Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-Adviser’s expected profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates, the Sub-Adviser and the Fund to share such benefits equitably.

27

Eaton Vance Commodity Strategy Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Armored Wolf” refers to Armored Wolf, LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

28

Eaton Vance Commodity Strategy Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

John Brynjolfsson 1964	Vice President	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR

Maria C. Cappellano 1967	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

James H. Evans 1959	Vice President	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass Investor Services, Inc. (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

29

Eaton Vance Commodity Strategy Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 1962	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President	Since 2006	Vice President of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Walter A. Row, III 1957	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President	Since 2010	Managing Director of Armored Wolf since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

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Investment Adviser and Administrator of
Eaton Vance Commodity Strategy Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser of Eaton Vance Commodity Strategy Fund
Armored Wolf, LLC
65 Enterprise
Aliso Viejo, CA 92656
(949) 330-6135

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Commodity Strategy Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

4672-2/11	CSSRC

Annual Report December 31, 2010

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC” ) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Thomas H. Luster, CFA
Eaton Vance Management
Co-Portfolio Manager
Maria Cappellano
Eaton Vance Management
Co-Portfolio Manager
Economic and Market Conditions
•	The bond markets had an up-and-down year. Credit spreads, which had tightened steadily in the first quarter as investors began to take on more risk, reversed course in the second quarter on mounting concerns about the global impact of the expanding European sovereign debt crisis. The market stabilized in the third quarter, as investors reacted favorably to the strengthening economy and a bailout package announced by the European Central Bank. Moreover, in August, Federal Reserve Board Chairman Bernanke proposed $600 billion in U.S. Treasury purchases, which was implemented in November. In the fourth quarter, however, problematic state and local finances, future tax policy, the loss of economic momentum and new concerns over the eurozone debt crisis all weighed on markets, causing yields to climb once again.

•	Even in the low-yield environment of 2010, investment grade bonds generated attractive returns as declining interest rates and narrowing credit spreads drove bond prices substantially higher. The asset class saw strong inflows based on this performance and investors’ continued cautious approach to reintroducing risk into their portfolios. Mid-fourth quarter, however, U.S. Treasury rates reversed their downward trend, with the 10-year Treasury note rising nearly 1.0% off its recent low of 2.4%. In light of improving economic reports, the Fed’s second round of quantitative easing sparked concern over the policy’s longer-term inflationary impact. The sharp move in rates resulted in negative returns across most fixed income sectors in the fourth quarter.
Management Discussion
Kenneth Everding, Ph.D.
Parametric Risk Advisors
Co-Portfolio Manager
Jonathan Orseck
Parametric Risk Advisors
Co-Portfolio Manager
•	Eaton Vance Option Absolute Return Strategy Fund is a newly launched fund that commenced operations on September 30, 2010. The Fund’s investment objective is total return, which it seeks to achieve primarily by writing (selling) a series of call and put option spread combinations on the S&P 500 Index as an overlay to a portfolio of short-term, high-grade income securities. The Fund’s option strategy employs a systematic, rules-based program that seeks to capitalize on the general imbalance of natural buyers of stock index options over natural sellers of such options, while also attempting to limit the Fund’s maximum option loss potential. Option prices historically increase or decrease when volatility in the market increases or decreases. Thus, the returns generated from the Fund’s option strategy are intended to be uncorrelated to those of the S&P 500 Index.

•	During the abbreviated period from its inception on September 30, 2010, through December 31, 2010, the Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.
Total Return Performance
9/30/10 – 12/31/10

Class A1	0.57%
Class C1	0.37%
Class I1	0.67%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index[2]	0.04%
See page 3 for more performance information.

[1]	These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, returns would be lower. Class I shares are offered at net asset value. Absent a reduction of expenses by the investment adviser and administrator of the Fund, the returns would be lower.

[2]	It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an invesor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The Fund’s option overlay strategy drove most of its excess performance versus the benchmark. In particular, individual trades made within the option strategy during the period realized gains.
Fund Statistics1

•	Number of Issues:	55
•	Average Maturity:	1.72	years
•	Average Effective Maturity:	0.62	years
•	Effective Duration:	0.58
•	Average Dollar Price:	$100.30

[1]	Fund Statistics do not reflect the Fund’s written or purchased option positions and exdude cash equivalents at 12/31/10.
Rating Distribution2
By total investments

[2]	As a percentage of the Portfolio’s total investments as of 12/31/10. Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund.

*	Reflects the Fund’s holdings of corporate bonds and notes, and commercial mortgage-backed securities. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class I of the Fund with that of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, an unmanaged index of U.S. Treasury securities maturing in 90 days. The lines on the graph represent the total returns of a hypothetical investment of $250,000 in each of Class I and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EOAAX	EOACX	EOAIX
Cumulative Total Returns (at net asset value)

Life of Fund†	0.57%	0.37%	0.67%

SEC Cumulative Total Returns (including sales charge or applicable CDSC)

Life of Fund†	-4.22%	-0.63%	0.67%

†	Inception Dates – Class A: 9/30/10; Class C: 9/30/10; Class I: 9/30/10

[1]	Returns are cumulative since share class inception. Cumulative Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. SEC Cumulative Total Return for Class A reflects the maximum 4.75% sales charge. SEC Cumulative Total Return for Class C reflects a 1% CDSC for the first year. Absent a reduction of expenses by the investment adviser and administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I
Gross Expense Ratio	1.80%	2.55%	1.55%
Net Expense Ratio	1.75%	2.50%	1.50%

[2]	Source: Prospectus dated 9/27/10. Net Expense Ratio reflects a contractual expense reimbursement. The expense reimbursement continues through November 30, 2011. The expense reimbursement may not be terminated unless approved by the Fund’s Board of Trustees. Without this expense reimbursement performance would have been lower.

*	Source: Lipper Inc. Class I of the Fund commenced investment operations on 9/30/10.
A $250,000 hypothetical investment at net asset value in Class A shares and Class C shares on 9/30/10 (commencement of operations) would have been valued at $251,421 ($239,448 at the maximum offering price) and $250,922 ($248,422 after deduction of the 1% CDSC), respectively, on 12/31/10.
A $10,000 hypothetical investment at net asset value in Class A shares and Class C shares on 9/30/10 (commencement of operations) would have been valued at $10,057 ($9,578 at the maximum offering price) and $10,037 ($9,937 after deduction of the applicable CDSC), respectively, on 12/31/10.
It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 30, 2010 – December 31, 2010). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2010 – December 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Option Absolute Return Strategy Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(9/30/10)	(12/31/10)	(9/30/10 – 12/31/10)

Actual*
Class A	$1,000.00	$1,005.70	$4.47	***
Class C	$1,000.00	$1,003.70	$6.38	***
Class I	$1,000.00	$1,006.70	$3.83	***

*	The Fund had not commenced operations on July 1, 2010. Actual expenses are equal to the Fund’s annualized expense ratio of 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class I shares, multiplied by the average account value over the period, multiplied by 93/365 (to reflect the period from commencement of operations on September 30, 2010 to December 31, 2010). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2010.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(7/1/10)	(12/31/10)	(7/1/10 – 12/31/10)

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,016.40	$8.89	***
Class C	$1,000.00	$1,012.60	$12.68	***
Class I	$1,000.00	$1,017.60	$7.63	***

**	Expenses are equal to the Fund’s annualized expense ratio of 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2010.

***	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

4

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Corporate Bonds & Notes — 20.0%

	Principal
	Amount
Security	(000’s omitted)	Value

Banks — 12.1%

American Express Co., 0.390%, 5/29/12(1)	$100	$99,596
American Express Co., 0.412%, 6/12/12(1)	250	248,857
Barclays Bank PLC, 2.50%, 1/23/13	97	98,624
BB&T Corp., 3.10%, 7/28/11	25	25,299
BB&T Corp., 6.50%, 8/1/11	400	412,914
Citigroup, Inc., 0.426%, 3/16/12(1)	100	99,344
Citigroup, Inc., 0.428%, 3/7/14(1)	125	120,182
Citigroup, Inc., 2.285%, 8/13/13(1)	125	127,209
Citigroup, Inc., 6.50%, 1/18/11	50	50,103
Credit Suisse USA, Inc., 0.539%, 4/12/13(1)	270	269,009
Goldman Sachs Group, Inc., MTN, 0.465%, 2/6/12(1)	250	249,752
Goldman Sachs Group, Inc., MTN, 0.505%, 8/5/11(1)	50	50,006
HSBC Finance Corp., 0.539%, 1/15/14(1)	150	144,042
HSBC Finance Corp., 0.558%, 4/24/12(1)	80	79,646
HSBC Finance Corp., 0.639%, 7/19/12(1)	125	124,086
JPMorgan Chase & Co, 1.052%, 9/30/13(1)	225	225,905
JPMorgan Chase & Co, 5.75%, 1/2/13	125	135,509
Merrill Lynch & Co., Inc., 0.486%, 11/1/11(1)	125	124,867
Merrill Lynch & Co., Inc., MTN, 0.533%, 6/5/12(1)	125	123,880
Morgan Stanley, MTN, 0.589%, 1/9/14(1)	150	144,843
Morgan Stanley, MTN, 2.785%, 5/14/13(1)	225	233,323
National Australia Bank, 0.769%, 1/8/13(1)(2)	200	200,238
US Bank NA, 0.569%, 10/14/14(1)	125	123,234
US Bank NA, 6.375%, 8/1/11	125	129,174
Wachovia Corp., MTN, 0.476%, 8/1/13(1)	275	272,623

		$3,912,265

Beverages — 0.8%

Coca Cola Refreshments USA, Inc., 1.125%, 11/12/13	$125	$123,868
Coca Cola Refreshments USA, Inc., 8.50%, 2/1/12	125	135,312

		$259,180

Business Equipment and Services — 0.4%

eBay, Inc., 0.875%, 10/15/13	$125	$123,836

		$123,836

Communications Services — 0.9%

Telefonica Emisiones SAU, 5.984%, 6/20/11	$275	$281,131

		$281,131

Computers — 0.5%

Hewlett-Packard Co., 6.50%, 7/1/12	$150	$162,430

		$162,430

Energy — 0.4%

Occidental Petroleum Corp, 6.75%, 1/15/12	$125	$132,430

		$132,430

Financial Services — 1.5%

Daimler Finance NA, LLC, 7.75%, 1/18/11	$150	$150,345
General Electric Capital Corp, MTN, 0.451%, 9/15/14(1)	205	198,359
General Electric Capital Corp, MTN, 1.302%, 9/23/13(1)	125	125,463

		$474,167

Insurance — 1.2%

MetLife, Inc., 1.535%, 8/6/13(1)	$125	$127,025
MetLife, Inc., 6.125%, 12/1/11	100	104,905
Prudential Financial, Inc., 3.625%, 9/17/12	150	155,736

		$387,666

Real Estate Investment Trusts (REITs) — 0.5%

Boston Properties LP, 6.25%, 1/15/13	$150	$163,637

		$163,637

Retail-Specialty and Apparel — 0.7%

Target Corp., 6.35%, 1/15/11	$225	$225,344

		$225,344

Software — 1.0%

Oracle Corp., 5.00%, 1/15/11	$310	$310,366

		$310,366

Total Corporate Bonds & Notes
(identified cost $6,409,475)		$6,432,452

See notes to financial statements

5

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Commercial Mortgage-Backed Securities — 3.0%

	Principal
	Amount
Security	(000’s omitted)	Value

BSCMS, Series 2002-TOP8, Class A2,
4.83%, 8/15/38	$131	$136,668
BSCMS, Series 2004-PWR5, Class A3,
4.565%, 7/11/42	150	151,968
CSFB, Series 2004-C3, Class A3,
4.302%, 7/15/36	104	104,064
GECMC, Series 2001-3, Class A1,
5.56%, 6/10/38	186	187,040
GECMC, Series 2002-3A, Class A1,
4.229%, 12/10/37	19	19,655
GSMS, Series 2001-ROCK, Class D,
6.878%, 5/3/18(2)	100	100,563
JPMCC, Series 2005-CB11, Class A3,
5.197%, 8/12/37	100	102,555
LB-UBS, Series 2002-C4, Class A3,
4.071%, 9/15/26	158	161,313

Total Commercial Mortgage-Backed Securities
(identified cost $963,050)		$963,826

U.S. Government Agency Obligations — 19.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Farm Credit Bank, 1.11%, 6/14/12	$1,035	$1,038,692
Federal Home Loan Bank, 0.315%, 3/23/12(1)	2,500	2,500,623
Federal Home Loan Bank, 0.320%, 3/20/12(1)(4)	2,500	2,500,772
Federal Home Loan Bank, 3.00%, (1.00% until 12/14/11), 12/14/12	250	251,603

Total U.S. Government Agency Obligations
(identified cost $6,290,420)		$6,291,690

U.S. Treasury Obligations — 11.0%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Note, 1.125%, 6/30/11(4)	$2,110	$2,120,056
U.S. Treasury Note, 1.375%, 2/15/13	1,400	1,421,329

Total U.S. Treasury Obligations
(identified cost $3,547,033)		$3,541,385

Call Options Purchased — 0.0%(3)

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	43	$1,350	1/22/11	$860
S&P 500 Index FLEX	35	1,325	1/4/11	2
S&P 500 Index FLEX	42	1,325	1/6/11	32
S&P 500 Index FLEX	42	1,330	1/7/11	40
S&P 500 Index FLEX	43	1,335	1/11/11	299
S&P 500 Index FLEX	43	1,335	1/13/11	610
S&P 500 Index FLEX	43	1,333	1/14/11	939
S&P 500 Index FLEX	43	1,340	1/18/11	1,449
S&P 500 Index FLEX	43	1,345	1/19/11	1,311
S&P 500 Index FLEX	44	1,345	1/25/11	3,114
S&P 500 Index FLEX	44	1,350	1/27/11	3,058
S&P 500 Index FLEX	44	1,350	1/28/11	3,375

Total Call Options Purchased
(identified cost $24,898)				$15,089

Put Options Purchased — 0.1%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	43	$1,135	1/22/11	$5,482
S&P 500 Index FLEX	35	1,110	1/4/11	0
S&P 500 Index FLEX	42	1,110	1/6/11	0
S&P 500 Index FLEX	42	1,115	1/7/11	1
S&P 500 Index FLEX	43	1,110	1/11/11	27
S&P 500 Index FLEX	43	1,110	1/13/11	80
S&P 500 Index FLEX	43	1,115	1/14/11	155
S&P 500 Index FLEX	43	1,130	1/18/11	919
S&P 500 Index FLEX	43	1,135	1/19/11	1,348
S&P 500 Index FLEX	44	1,130	1/25/11	2,999
S&P 500 Index FLEX	44	1,140	1/27/11	4,960
S&P 500 Index FLEX	44	1,140	1/28/11	5,482

Total Put Options Purchased
(identified cost $97,453)				$21,453

See notes to financial statements

6

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 47.3%
U.S. Government Agency Obligations — 45.3%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp., Discount Notes, 0.00%, 9/6/11	$14,600	$14,579,049

		$14,579,049

Other Securities — 2.0%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(5)	$647	$646,586

		$646,586

Total Short-Term Investments
(identified cost $15,218,424)		$15,225,635

Total Investments — 100.9%
(identified cost $32,550,753)		$32,491,530

Call Options Written — (1.0)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	43	$1,290	1/22/11	$(19,135)
S&P 500 Index FLEX	35	1,265	1/4/11	(14,093)
S&P 500 Index FLEX	42	1,265	1/6/11	(22,676)
S&P 500 Index FLEX	42	1,270	1/7/11	(18,324)
S&P 500 Index FLEX	43	1,275	1/11/11	(23,465)
S&P 500 Index FLEX	43	1,275	1/13/11	(27,974)
S&P 500 Index FLEX	43	1,273	1/14/11	(33,031)
S&P 500 Index FLEX	43	1,280	1/18/11	(31,460)
S&P 500 Index FLEX	43	1,285	1/19/11	(27,168)
S&P 500 Index FLEX	44	1,285	1/25/11	(37,122)
S&P 500 Index FLEX	44	1,290	1/27/11	(33,476)
S&P 500 Index FLEX	44	1,290	1/28/11	(34,745)

Total Call Options Written
(premiums received $318,308)				$(322,669)

Put Options Written — (0.3)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	43	$1,195	1/22/11	$(16,985)
S&P 500 Index FLEX	35	1,170	1/4/11	(1)
S&P 500 Index FLEX	42	1,170	1/6/11	(30)
S&P 500 Index FLEX	42	1,175	1/7/11	(115)
S&P 500 Index FLEX	43	1,170	1/11/11	(761)
S&P 500 Index FLEX	43	1,170	1/13/11	(1,436)
S&P 500 Index FLEX	43	1,175	1/14/11	(2,307)
S&P 500 Index FLEX	43	1,190	1/18/11	(8,032)
S&P 500 Index FLEX	43	1,195	1/19/11	(10,650)
S&P 500 Index FLEX	44	1,190	1/25/11	(15,640)
S&P 500 Index FLEX	44	1,200	1/27/11	(23,282)
S&P 500 Index FLEX	44	1,200	1/28/11	(24,612)

Total Put Options Written
(premiums received $267,432)				$(103,851)

Other Assets, Less Liabilities — 0.4%				$136,240

Net Assets — 100.0%				$32,201,250

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

BSCMS - Bear Stearns Commercial Mortgage Securities, Inc.

CSFB - Credit Suisse First Boston Mortgage Securities Corp.

FLEX - FLexible EXchange traded options, representing a customized option contract with negotiated contract terms.

GECMC - General Electric Commercial Mortgage Corporation

GSMS - Goldman Sachs Mortgage Securities Corporation II

JPMCC - JPMorgan Chase Commercial Mortgage Securities Corp.

LB-UBS - LB-UBS Commercial Mortgage Trust

MTN - Medium-Term Note

(1)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2010.

(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2010, the aggregate value of these securities is $300,801 or 0.9% of the Fund’s net assets.

(3)	Amount is less than 0.05%.

(4)	Security (or a portion thereof) has been pledged as collateral for written option contracts.

(5)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

See notes to financial statements

7

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $31,904,167)	$31,844,944
Affiliated investment, at value (identified cost, $646,586)	646,586
Interest receivable	76,269
Interest receivable from affiliated investment	218
Receivable for investments sold	534,294
Receivable for Fund shares sold	180,445
Receivable from affiliate	3,681

Total assets	$33,286,437

Liabilities

Written options outstanding, at value (premiums received, $585,740)	$426,520
Payable for investments purchased	559,168
Payable for Fund shares redeemed	492
Payable to affiliates:
Investment adviser and administration fee	29,129
Distribution and service fees	1,104
Trustees’ fees	125
Accrued expenses	68,649

Total liabilities	$1,085,187

Net Assets	$32,201,250

Sources of Net Assets

Paid-in capital	$32,125,628
Accumulated net realized loss	(24,641)
Accumulated undistributed net investment income	266
Net unrealized appreciation	99,997

Net Assets	$32,201,250

Class A Shares

Net Assets	$7,079,523
Shares Outstanding	704,933
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.04
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.54

Class C Shares

Net Assets	$10,023
Shares Outstanding	1,000
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.02

Class I Shares

Net Assets	$25,111,704
Shares Outstanding	2,499,081
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.05

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Period Ended
December 31, 2010(1)

Investment Income

Interest	$28,346
Interest allocated from affiliated investment	543
Expenses allocated from affiliated investment	(16)

Total investment income	$28,873

Expenses

Investment adviser and administration fee	$75,266
Distribution and service fees
Class A	1,109
Class C	26
Trustees’ fees and expenses	125
Custodian fee	12,492
Transfer and dividend disbursing agent fees	1,942
Legal and accounting services	44,327
Printing and postage	6,610
Registration fees	53,130
Miscellaneous	8,016

Total expenses	$203,043

Deduct —
Allocation of expenses to affiliate	$99,289

Total expense reductions	$99,289

Net expenses	$103,754

Net investment loss	$(74,881)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(310,514)
Investment transactions allocated from affiliated investment	19
Written options	414,384

Net realized gain	$103,889

Change in unrealized appreciation (depreciation) —
Investments	$(59,223)
Written options	159,220

Net change in unrealized appreciation (depreciation)	$99,997

Net realized and unrealized gain	$203,886

Net increase in net assets from operations	$129,005

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

See notes to financial statements

8

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statement of Changes in Net Assets

Increase (Decrease)	Period Ended
in Net Assets	December 31, 2010(1)

From operations —
Net investment loss	$(74,881)
Net realized gain from investment transactions and written options	103,889
Net change in unrealized appreciation (depreciation) from investments and written options	99,997

Net increase in net assets from operations	$129,005

Distributions to shareholders —
From net realized gain
Class A	(11,400)
Class C	(17)
Class I	(41,985)

Total distributions	$(53,402)

Capital share transactions
Proceeds from sale of shares
Class A	$7,152,022
Class C	10,000
Class I	24,990,948
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,384
Class I	18
Cost of shares redeemed
Class A	(38,725)

Net increase in net assets from Fund share transactions	$32,125,647

Net increase in net assets	$32,201,250

Net Assets

At beginning of period	$—

At end of period	$32,201,250

Accumulated undistributed net investment income

At end of period	$266

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

See notes to financial statements

9

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A
	Period Ended
	December 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.028)
Net realized and unrealized gain	0.085

Total income from operations	$0.057

Less Distributions

From net realized gain	$(0.017)

Total distributions	$(0.017)

Net asset value — End of period	$10.040

Total Return(3)	0.57	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,080
Ratios (as a percentage of average daily net assets):
Expenses	1.75	%(5)(6)
Net investment loss	(1.10	)%(6)
Portfolio Turnover	31	%(4)

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales changes.

(4)	Not annualized.

(5)	The investment adviser and administrator reimbursed certain operating expenses (equal to 1.45% of average daily net assets for the period from the start of business, September 30, 2010, to December 31, 2010). Absent this reimbursement, total return would be lower.

(6)	Annualized.

See notes to financial statements

10

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C
	Period Ended
	December 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.054)
Net realized and unrealized gain	0.091

Total income from operations	$0.037

Less Distributions

From net realized gain	$(0.017)

Total distributions	$(0.017)

Net asset value — End of period	$10.020

Total Return(3)	0.37	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10
Ratios (as a percentage of average daily net assets):
Expenses	2.50	%(5)(6)
Net investment loss	(2.11	)%(6)
Portfolio Turnover	31	%(4)

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The investment adviser and administrator reimbursed certain operating expenses (equal to 1.45% of average daily net assets for the period from the start of business, September 30, 2010, to December 31, 2010). Absent this reimbursement, total return would be lower.

(6)	Annualized.

See notes to financial statements

11

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I
	Period Ended
	December 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment loss(2)	$(0.028)
Net realized and unrealized gain	0.095

Total income from operations	$0.067

Less Distributions

From net realized gain	$(0.017)

Total distributions	$(0.017)

Net asset value — End of period	$10.050

Total Return(3)	0.67	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$25,112
Ratios (as a percentage of average daily net assets):
Expenses	1.50	%(5)(6)
Net investment loss	(1.09	)%(6)
Portfolio Turnover	31	%(4)

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	The investment adviser and administrator reimbursed certain operating expenses (equal to 1.45% of average daily net assets for the period from the start of business, September 30, 2010, to December 31, 2010). Absent this reimbursement, total return would be lower.

(6)	Annualized.

See notes to financial statements

12

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Option Absolute Return Strategy Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on September 30, 2010. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s

13

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

initial period of operations from September 30, 2010 to December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. As the writer of an index put option, the Fund is responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. As the writer of an index call option, the Fund is responsible, during the option’s life, for any increases in the value of the index above the strike price of the call option. When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the strike price of the option. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index put option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. As the purchaser of an index call option, the Fund has the right to receive a cash payment equal to any appreciation in the value of the index over the strike price of the call option as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

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Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the period from the start of business on September 30, 2010 to December 31, 2010 was as follows:

Distributions declared from:
Long-term capital gains	$53,402

During the period from the start of business on September 30, 2010 to December 31, 2010, accumulated net realized gain was decreased by $75,128, accumulated net investment loss was decreased by $75,147 and paid-in capital was decreased by $19 due to differences between book and tax accounting, primarily for net operating losses and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Ordinary income	$10,757
Long-term capital gains	$52,550
Net unrealized appreciation	$12,315

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to written option contracts, investments in partnerships and premium amortization.

3   Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for management, investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.10% of the Fund’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. For the period from the start of business on September 30, 2010 to December 31, 2010, the investment adviser and administration fee amounted to $75,266 or 1.10% (annualized) of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. EVM pays PRA a portion of its adviser and administration fee for sub-advisory services provided to the Fund. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceed 1.75%, 2.50% and 1.50% of the average daily net assets of Class A, Class C and Class I, respectively, through November 30, 2011. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM waived $99,289 for the period from the start of business on September 30, 2010 to December 31, 2010.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the period from the start of business on September 30, 2010 to December 31, 2010, EVM earned no sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received no portion of the sales charge on sales of Class A shares for the period from the start of business on September 30, 2010 to December 31, 2010. EVD received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business on September 30, 2010 to December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

15

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period from the start of business on September 30, 2010 to December 31, 2010 amounted to $1,109 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the period from the start of business on September 30, 2010 to December 31, 2010, the Fund paid or accrued to EVD $19 for Class C shares representing 0.75% (annualized) of the average daily net assets of Class C shares.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued the period from the start of business on September 30, 2010 to December 31, 2010 amounted to $7 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the period from the start of business on September 30, 2010 to December 31, 2010, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns for the period from the start of business on September 30, 2010 to December 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$7,735,088
U.S. Government and Agency Securities	17,881,656

$25,616,744

Sales

Investments (non-U.S. Government)	$351,019
U.S. Government and Agency Securities	8,040,186

$8,391,205

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Period Ended
Class A	December 31, 2010(1)

Sales	707,638
Issued to shareholders electing to receive payments of distributions in Fund shares	1,136
Redemptions	(3,841)

Net increase	704,933

Period Ended
Class C	December 31, 2010(1)

Sales	1,000

Net increase	1,000

Period Ended
Class I	December 31, 2010(1)

Sales	2,499,079
Issued to shareholders electing to receive payments of distributions in Fund shares	2

Net increase	2,499,081

(1)	For the period from the start of business on September 30, 2010 to December 31, 2010.

At December 31, 2010, EVM owned 78.0% of the value of the outstanding shares of the Fund.

16

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$32,479,214

Gross unrealized appreciation	$17,783
Gross unrealized depreciation	(5,467)

Net unrealized depreciation	$12,316

9   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2010 is included in the Portfolio of Investments.

Written options activity for the period from start of business on September 30, 2010 to December 31, 2010 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	—	$—
Options written	3,012	1,872,178
Options terminated in closing purchase transaction	(675)	(435,878)
Options expired	(1,319)	(850,560)

Outstanding, end of period	1,018	$585,740

At December 31, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity risk in the normal course of pursuing its investment objective. The Fund enters into a series of S&P 500 written call and put option spread transactions to enhance return while limiting any potential loss. A written call option spread on a stock index consists of selling call options on the index and buying an equal number of call options on the same index and with the same expiration, but with a higher exercise price. A written put option spread on a stock index consists of selling put options on an index and buying an equal number of put options on the same index and with the same expiration, but with a lower exercise price. Any net premiums received are reduced by the premiums paid on the purchased options. The risk of loss if written options expire in the money is limited to the difference in exercise price of the written and purchased option positions. The Fund’s use of option spreads rather than stand alone options, staggering roll dates across the option position portfolio, and utilizing exchange-traded options guaranteed by the Options Clearing Corporation, a market clearinghouse, serve to mitigate risk in its option strategy.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity risk at December 31, 2010 was as follows:

	Fair Value

Derivative	Asset Derivatives		Liability Derivatives

Purchased Options	$36,542	(1)	$—
Written Options	$—		$(426,520	)(2)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity risk for the period from the start of business on September 30, 2010 to December 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Purchased Options	$(311,209)	$(85,809)
Written Options	$414,384	$159,220

(1)	Statement of Operations location: Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased option contracts outstanding during the period from the start of business on September 30, 2010 to December 31, 2010, which is indicative of the volume of this derivative type, was approximately 450 contracts.

17

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate Bonds & Notes	$—	$6,432,452	$—	$6,432,452
Commercial Mortgage-Backed Securities	—	963,826	—	963,826
U.S. Government Agency Obligations	—	6,291,690	—	6,291,690
U.S. Treasury Obligations	—	3,541,385	—	3,541,385
Call Options Purchased	860	14,229	—	15,089
Put Options Purchased	5,482	15,971	—	21,453
Short-Term Investments	—	15,225,635	—	15,225,635

Total Investments	$6,342	$32,485,188	$—	$32,491,530

Liability Description

Call Options Written	$(19,135)	$(303,534)	$—	$(322,669)
Put Options Written	(16,985)	(86,866)	—	(103,851)

Total	$(36,120)	$(390,400)	$—	$(426,520)

18

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Option Absolute Return Strategy Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Option Absolute Return Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2010, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, September 30, 2010, to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, September 30, 2010, to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2011

19

Eaton Vance Option Absolute Return Strategy Fund as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of capital gains dividends.

Capital Gain Dividends. The Fund designates $53,402 as a capital gain dividend.

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Eaton Vance Option Absolute Return Strategy Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on August 9, 2010, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory and administrative agreement of Eaton Vance Option Absolute Return Strategy Fund (the “Fund”), a series of Eaton Vance Special Investment Trust, with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Parametric Risk Advisors LLC (the “Sub-Adviser”). The Board reviewed information furnished with respect to the Fund for the June 7, 2010 and August 9, 2010 meetings as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;
•	Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Eaton Vance Funds brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	The procedures and processes to be used to determine the fair value of the Fund’s assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser and Sub-Adviser

•	Reports detailing the financial results and condition of the Adviser and Sub-Adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates and the Sub-Adviser, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of the Adviser’s and the Sub-Adviser’s policies and procedures relating to proxy voting and, with respect to the Adviser, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates, and the Sub-Adviser on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;
•	A description of the Adviser’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by the Adviser and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser (which is also the administrator) and the Sub-Adviser; and
•	The terms of the investment advisory and administrative agreement and the sub-advisory agreement of the Fund.

21

Eaton Vance Option Absolute Return Strategy Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund’s investment advisory and administrative agreement and sub-advisory agreement with the Adviser and Sub-Adviser, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and the Sub-Adviser.

The Board considered the Adviser’s and the Sub-Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Fund. The Board also considered the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Fund and, with respect to the Adviser, whose responsibilities may include supervising the Sub-Adviser and coordinating activities in implementing the Fund’s investment strategy. In this regard, the Board considered the Adviser’s role in supervising the Sub-Adviser and coordinating activities in implementing the Fund’s investment strategy. With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the sub-advisory agreement and the Sub-Adviser’s business reputation and its options strategy and its past experience in implementing such strategy. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention expected to be devoted to Fund matters by senior management.

The Board reviewed the compliance programs of the Adviser, the Sub-Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

Because the Fund has not yet commenced operations, it has no performance record.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, to be payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees as compared to a group of similarly managed funds selected by an independent data provider and the Fund’s estimated expense ratio for a one-year period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser, the Board concluded with respect to the Fund that the management fees proposed to be charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments expected to be made by the Adviser and its affiliates to third parties in respect of distribution

22

Eaton Vance Option Absolute Return Strategy Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser or Sub-Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services to be rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board concluded that the structure of the advisory fee and the sub-advisory fee, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates, the Sub-Adviser, and the Fund to share such benefits equitably.

23

Eaton Vance Option Absolute Return Strategy Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Armored Wolf” refers to Armored Wolf, LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

24

Eaton Vance Option Absolute Return Strategy Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Duncan W. Richardson 1957	President(3)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

John Brynjolfsson 1964	Vice President	Since 2010	Chief Investment Officer and Managing Director of Armored Wolf since 2008. Formerly, Managing Director at PIMCO (2003-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 48 registered investment companies managed by EVM or BMR.

J. Scott Craig 1963	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

James H. Evans 1959	Vice President	Since 2010	Vice President of EVM and BMR since December 2008. Formerly, Senior Vice President and Senior Portfolio Manager, Tax-Exempt Fixed Income at M.D. Sass (1990-2008). Officer of 23 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

25

Eaton Vance Option Absolute Return Strategy Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 1962	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 28 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President	Since 2006	Vice President of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 1968	Vice President	Since 2008	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Walter A. Row, III 1957	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 60 registered investment companies managed by EVM or BMR.

Ronald Solberg, Ph.D. 1953	Vice President	Since 2010	Managing Director of Armored Wolf since 2008. Formerly, Portfolio Manager at Viking Asset Management (2001-2008). Officer of 17 registered investment companies managed by EVM or BMR.

Stewart D. Taylor 1954	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 18 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Richardson served as Vice President of the Trust since 2006.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

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Investment Adviser and Administrator of
Eaton Vance Option Absolute Return Strategy Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser of Eaton Vance Option Absolute Return Strategy Fund
Parametric Risk Advisors LLC
274 Riverside Avenue
Westport, CT 06880

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Option Absolute Return Strategy Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

4967-2/11	OARSSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Balanced Fund, Eaton Vance Commodity Strategy Fund, Eaton Vance Dividend Builder Fund, Eaton Vance Equity Asset Allocation Fund, Eaton Vance Greater India Fund, Eaton Vance Investment Grade Income Fund, Eaton Vance Large-Cap Growth Fund, Eaton Vance Large-Cap Value Fund, Eaton Vance Option Absolute Return Strategy Fund, Eaton Vance Real Estate Fund, Eaton Vance Small-Cap Fund, Eaton Vance Small-Cap Value Fund and Eaton Vance Special Equities Fund (the “Fund(s)”) are series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 17 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2009 and December 31, 2010 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance Balanced Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$24,840	$24,840

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$15,530	$15,530

All Other Fees(3)	$2,500	$1,900

Total	$42,870	$42,270

Eaton Vance Commodity Strategy Fund*

Fiscal Years Ended	12/31/10

Audit Fees	$21,550

Audit-Related Fees(1)	$0

Tax Fees(2)	$15,000

All Other Fees(3)	$1,000

Total	$37,550

*	Commenced operations on April 8, 2010

Eaton Vance Dividend Builder Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$24,840	$24,840

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,800	$8,800

All Other Fees(3)	$2,500	$1,900

Total	$36,140	$35,540

Eaton Vance Equity Asset Allocation Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$27,320	$27,320

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$18,630	$18,630

All Other Fees(3)	$2,500	$1,000

Total	$48,450	$46,950

Eaton Vance Greater India Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$13,605	$13,605

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$6,190	$6,190

All Other Fees(3)	$1,500	$1,900

Total	$21,295	$21,695

Eaton Vance Investment Grade Income Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$9,830	$9,830

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$10,350	$10,350

All Other Fees(3)	$2,500	$1,000

Total	$22,680	$21,180

Eaton Vance Large-Cap Growth Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$10,225	$10,225

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$6,770	$6,770

All Other Fees(3)	$1,500	$1,900

Total	$18,495	$18,895

Eaton Vance Large-Cap Value Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$15,520	$15,520

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,800	$8,800

All Other Fees(3)	$1,500	1,900

Total	$25,820	$26,220

Option Absolute Return Strategy Fund*

Fiscal Years Ended	12/31/10

Audit Fees	$33,550

Audit-Related Fees(1)	$0

Tax Fees(2)	$8,000

All Other Fees(3)	$300

Total	$41,850

*	Commenced operations on September 30, 2010
Eaton Vance Real Estate Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$13,450	$13,450

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$5,930	$5,930

All Other Fees(3)	$2,500	$1,900

Total	$21,880	$21,280

Eaton Vance Small-Cap Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$18,630	$18,630

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,800	$8,800

All Other Fees(3)	$1,500	1,900

Total	$28,930	$29,330

Eaton Vance Small-Cap Value Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$20,510	$20,510

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$6,770	$6,770

All Other Fees(3)	$2,500	$1,900

Total	$29,780	$29,180

Eaton Vance Special Equities Fund

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$24,840	$24,840

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$8,800	$8,800

All Other Fees(3)	$1,500	$1,900

Total	$35,140	$35,540

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The various Series comprising the Trust have differing fiscal year ends (October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years
Ended	11/30/09	12/31/09	10/31/10*	11/30/10	12/31/10

Audit Fees	$47,600	$247,995	11,550	$47,600	$258,710

Audit-Related Fees(1)	$0	$0	$0	$0	$0

Tax Fees(2)	$12,950	$117,870	$10,000	$15,200	$128,370

All Other Fees	$5,000	$26,500	$500	$2,800	$20,400

Total	$65,550	$392,365	$22,050	$65,600	$407,480

1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

*	Series commenced operations on 4/1/2010.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/09	12/31/09	10/31/10*	11/30/10	12/31/10

Registrant(1)	$17,950	$144,370	$10,500	$18,000	$148,770

Eaton Vance(2)	$260,717	$288,295	$278,901	$278,901	$250,973

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

*	Series commenced operations on 4/1/2010.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 16, 2011

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2011